UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  February 29

Date of reporting period:  February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Convertible Securities Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Convertible Securities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Convertible Securities Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.

Portfolio management
Yan Jin
Lead Portfolio Manager
Managed Fund since 2006
David King, CFA
Portfolio Manager
Managed Fund since 2010
Grace Lee, CAIA
Portfolio Manager
Managed Fund since 2020

Average annual total returns (%) (for the period ended February 29, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	7.25	9.30	7.99
	Including sales charges		1.09	8.01	7.36
Advisor Class		11/08/12	7.45	9.57	8.26
Class C	Excluding sales charges	10/21/96	6.42	8.48	7.18
	Including sales charges		5.42	8.48	7.18
Institutional Class		05/21/99	7.50	9.57	8.26
Institutional 2 Class		11/08/12	7.51	9.63	8.34
Institutional 3 Class*		10/01/14	7.57	9.69	8.37
Class R		11/16/11	6.93	9.02	7.72
ICE BofA US Convertible Index			8.10	9.77	8.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA US Convertible Index tracks the performance of publicly issued US dollar denominated convertible securities of US companies. Effective July 1, 2022 the ICE BofA US Convertible Index now includes transaction costs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Convertible Securities Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	3.0
Convertible Bonds	91.4
Convertible Preferred Stocks	3.9
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Columbia Convertible Securities Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Convertible Securities Fund returned 7.25% excluding sales charges. The Fund’s benchmark, the ICE BofA US Convertible Index, returned 8.10% for the same time period.
Market overview
Convertible securities delivered solid returns in the annual period, albeit with elevated volatility. The ICE BofA US Convertible Index generally fluctuated in tandem with shifts in the interest rate outlook. From the beginning of the period through the end of August 2023, the market performed well on expectations that the U.S. Federal Reserve (Fed) would begin to cut interest rates by the end of 2023. This sentiment reversed in mid-summer, however, as better-than-expected economic growth and persistent inflation raised concerns that the Fed would in fact need to keep rates higher for longer. Convertible securities sold off along with other risk assets in response, erasing all of their previous gains by their low in late October 2023.
The environment shifted yet again in November after a report showing slower-than-expected inflation prompted investors to re-think the higher-for-longer narrative. In December, Fed Chair Powell seemingly confirmed this sentiment by indicating that the central bank may in fact begin to cut rates in 2024. The financial markets surged in response, and the ICE BofA US Convertible Index posted an impressive total return in the final two months of 2023 to close at its high for the year. Convertibles continued to tick higher in January and February 2024, enabling the asset class to register a healthy gain for the full 12 months.
The convertible market was helped by the favorable backdrop for growth stocks, given the prevalence of issuers in the health care and information technology sectors. With this said, new issuance was very active both from refinancings and new companies entering the space. We believe this was partly a reflection of the fact that issuers saw an attractive cost of capital in convertibles and used the market as a way to reduce interest expenses. A larger number of issuers that would typically be classified as being in the value category therefore came into the convertible space, including those in the financials, utilities and industrials sectors. We believe this trend has augmented the category’s diversification and reduced its sensitivity to the performance of the growth style in general, and to the information technology and biotechnology sectors in particular.
The Fund’s notable detractors during the period
•
The French online luxury platform Farfetch Ltd. was the Fund’s largest detractor. The company announced a sale to a Korean firm to avoid bankruptcy, a deal that essentially wiped out the value of its unsecured convertible debt.
•
A position in DISH Network Corp. cost the Fund some relative performance, as well. The company’s securities continued to struggle amid worries about DISH Network’s heavy debt burden and high leverage.
•
Wolfspeed, Inc., a producer of specialty semiconductors, was a key Fund detractor. The company’s convertibles declined as higher interest rates increased the cost of acquiring the financing needed to pay for increased capital spending.
•
Infinera Corp., a supplier to major telecommunications companies and data center operators, also lagged due to slower spending by its customers.
The Fund’s notable contributors during the period
•
The Fund benefited from its holdings in the cybersecurity companies Palo Alto Networks, Inc., Zscaler, Inc. and Rapid7, Inc. Network security is expected to remain a top priority for enterprises, leading to continued growth in spending on the related technology.
•
A number of positions in the health care sector helped Fund results as well. Cytokinetics, Inc. was the top contributor in both the sector and the Fund as a whole. The company announced a successful trial for its heart-failure treatment in late December, causing its convertible securities to surge in price. BridgeBio Pharma, Inc., a smaller company that reported a successful trial for a key drug and was the subject of takeover speculation, was another top performer for the Fund in the sector.
Columbia Convertible Securities Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The consumer sector was another area of strength, thanks to an improving outlook for personal spending. Cruise line operators, including NCL Corp., Ltd. (parent of Norwegian Cruise Lines), Royal Caribbean Cruises Ltd. and Carnival Corp., performed particularly well on anticipation of increased bookings.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment  advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Convertible Securities Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.50	1,019.54	5.42	5.37	1.07
Advisor Class	1,000.00	1,000.00	1,036.70	1,020.79	4.15	4.12	0.82
Class C	1,000.00	1,000.00	1,031.70	1,015.76	9.24	9.17	1.83
Institutional Class	1,000.00	1,000.00	1,036.70	1,020.79	4.15	4.12	0.82
Institutional 2 Class	1,000.00	1,000.00	1,037.00	1,020.98	3.95	3.92	0.78
Institutional 3 Class	1,000.00	1,000.00	1,037.30	1,021.23	3.70	3.67	0.73
Class R	1,000.00	1,000.00	1,034.20	1,018.30	6.68	6.62	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Convertible Securities Fund  | Annual Report 2024
7

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 3.0%
Issuer	Shares	Value ($)
Energy 0.8%
Oil, Gas & Consumable Fuels 0.8%
Ascent Resources, Class B(a),(b),(c),(d)	102,487	2,295,715
Permian Resources Corp.	520,000	8,091,200
Total		10,386,915
Total Energy		10,386,915
Financials 0.1%
Financial Services 0.1%
Clovis Liquidation Trust(a),(b),(d)	21,161,130	1,005,154
Total Financials		1,005,154
Real Estate 0.5%
Retail REITs 0.5%
Kite Realty Group Trust	315,000	6,744,150
Total Real Estate		6,744,150
Utilities 1.6%
Electric Utilities 1.6%
Duke Energy Corp.	90,000	8,264,700
NextEra Energy, Inc.	135,000	7,450,650
Southern Co. (The)	100,000	6,725,000
Total		22,440,350
Total Utilities		22,440,350
Total Common Stocks (Cost $38,555,042)		40,576,569

Convertible Bonds 90.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.2%
Axon Enterprise, Inc.
12/15/2027	0.500%	7,032,000	10,052,244
Rocket Lab USA, Inc.(e)
02/01/2029	4.250%	5,950,000	6,693,750
Total			16,745,994
Airlines 1.8%
American Airlines Group, Inc.
07/01/2025	6.500%	9,000,000	10,552,500
JetBlue Airways Corp.
04/01/2026	0.500%	15,680,000	13,244,074
Total			23,796,574
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 1.9%
Ford Motor Co.(f)
03/15/2026	0.000%	11,000,000	11,056,580
Rivian Automotive, Inc.(e)
10/15/2030	3.625%	20,500,000	14,325,090
Total			25,381,670
Banking 0.6%
Barclays Bank PLC
02/16/2029	1.000%	7,000,000	7,602,334
Cable and Satellite 2.7%
Cable One, Inc.
03/15/2028	1.125%	8,000,000	5,922,400
DISH Network Corp.
Subordinated
08/15/2026	3.375%	28,778,000	17,014,995
Liberty Media Corp.-Liberty Formula One
08/15/2027	2.250%	13,000,000	14,062,193
Total			36,999,588
Consumer Cyclical Services 3.3%
Booking Holdings, Inc.
05/01/2025	0.750%	5,500,000	10,140,900
Match Group FinanceCo 3, Inc.(e)
01/15/2030	2.000%	15,848,000	13,518,489
Uber Technologies, Inc.(e)
12/01/2028	0.875%	11,000,000	13,788,500
Zillow Group, Inc.
05/15/2025	2.750%	7,000,000	7,698,662
Total			45,146,551
Consumer Products 0.6%
Callaway Golf Co.
05/01/2026	2.750%	7,000,000	7,486,500
Diversified Manufacturing 2.8%
Advanced Energy Industries, Inc.(e)
09/15/2028	2.500%	13,500,000	13,698,871
Bloom Energy Corp.(e)
06/01/2028	3.000%	7,500,000	6,005,201
Enphase Energy, Inc.(f)
03/01/2028	0.000%	13,569,000	11,769,966
Greenbrier Companies, Inc. (The)
04/15/2028	2.875%	6,488,000	7,149,127
Total			38,623,165
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Convertible Securities Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 2.0%
CenterPoint Energy, Inc.(g)
Subordinated
09/15/2029	3.369%	116,500	3,686,060
NextEra Energy Partners LP(e)
06/15/2026	2.500%	8,500,000	7,649,977
PG&E Corp.(e)
12/01/2027	4.250%	16,500,000	16,483,500
Total			27,819,537
Food and Beverage 1.2%
Chefs’ Warehouse, Inc. (The)
12/15/2028	2.375%	9,000,000	9,891,536
MGP Ingredients, Inc.
11/15/2041	1.875%	6,500,000	6,963,450
Total			16,854,986
Gaming 1.3%
DraftKings Holdings, Inc.(f)
03/15/2028	0.000%	8,000,000	6,788,000
Wynn Macau, Ltd.(e)
03/07/2029	4.500%	10,500,000	10,947,415
Total			17,735,415
Health Care 8.7%
Accolade, Inc.
04/01/2026	0.500%	9,000,000	7,610,030
Dexcom, Inc.(e)
05/15/2028	0.375%	27,000,000	26,217,000
Exact Sciences Corp.
03/01/2028	0.375%	13,980,000	11,790,697
Glaukos Corp.
06/15/2027	2.750%	3,440,000	5,784,360
Insulet Corp.
09/01/2026	0.375%	9,230,000	9,225,385
Integer Holdings Corp.
02/15/2028	2.125%	7,500,000	10,350,000
LivaNova USA, Inc.
12/15/2025	3.000%	9,000,000	10,341,416
Merit Medical Systems, Inc.(e)
02/01/2029	3.000%	6,500,000	7,166,250
Natera, Inc.
05/01/2027	2.250%	4,373,000	9,923,977
Shockwave Medical, Inc.(e)
08/15/2028	1.000%	9,000,000	10,116,000
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teladoc Health, Inc.
06/01/2027	1.250%	12,000,000	9,952,800
Total			118,477,915
Healthcare REIT 0.9%
Welltower OP LLC(e)
05/15/2028	2.750%	11,000,000	12,119,738
Independent Energy 0.9%
Chesapeake Energy Escrow(f)
09/15/2026	0.000%	10,200,000	198,900
Northern Oil and Gas, Inc.
04/15/2029	3.625%	10,000,000	11,391,599
Total			11,590,499
Leisure 5.9%
Carnival Corp.
12/01/2027	5.750%	10,000,000	14,750,000
Live Nation Entertainment, Inc.
01/15/2029	3.125%	12,890,000	14,739,156
NCL Corp., Ltd.
02/15/2027	2.500%	42,050,000	39,926,475
Royal Caribbean Cruises Ltd.
08/15/2025	6.000%	4,040,000	10,243,420
Total			79,659,051
Media and Entertainment 4.0%
Bilibili, Inc.
12/01/2026	0.500%	11,720,000	11,133,993
fuboTV, Inc.
02/15/2026	3.250%	10,000,000	6,557,000
Snap, Inc.
03/01/2028	0.125%	48,500,000	36,375,000
Total			54,065,993
Metals and Mining 1.9%
Ivanhoe Mines Ltd.(e)
04/15/2026	2.500%	4,775,000	7,229,737
Lithium Americas Corp.
01/15/2027	1.750%	4,780,000	3,251,356
Livent Corp.
07/15/2025	4.125%	4,000,000	6,176,000
MP Materials Corp.(e)
04/01/2026	0.250%	9,870,000	8,485,959
Total			25,143,052
Oil Field Services 0.5%
Nabors Industries, Inc.(e)
06/15/2029	1.750%	10,000,000	7,201,873
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.7%
Encore Capital Group, Inc.(e)
03/15/2029	4.000%	10,500,000	10,084,017
Other Industry 0.8%
Fluor Corp.(e)
08/15/2029	1.125%	10,000,000	10,315,000
Other REIT 0.6%
Starwood Property Trust, Inc.
07/15/2027	6.750%	8,000,000	8,480,000
Other Utility 1.0%
American Water Capital Corp.(e)
06/15/2026	3.625%	14,000,000	13,580,000
Pharmaceuticals 8.0%
BridgeBio Pharma, Inc.
02/01/2029	2.250%	12,500,000	10,300,000
Collegium Pharmaceutical, Inc.
02/15/2029	2.875%	6,000,000	7,170,000
Cytokinetics, Inc.
07/01/2027	3.500%	6,500,000	10,410,323
Esperion Therapeutics, Inc.
11/15/2025	4.000%	10,900,000	8,113,472
Halozyme Therapeutics, Inc.
03/01/2027	0.250%	15,390,000	13,492,554
Insmed, Inc.
06/01/2028	0.750%	10,030,000	10,882,550
Ionis Pharmaceuticals, Inc.(e)
06/15/2028	1.750%	9,000,000	9,625,449
Jazz Investments I Ltd.
06/15/2026	2.000%	13,100,000	12,962,450
Mirum Pharmaceuticals, Inc.(e)
05/01/2029	4.000%	5,000,000	6,045,571
PTC Therapeutics, Inc.
09/15/2026	1.500%	11,500,000	10,560,515
Sarepta Therapeutics, Inc.
09/15/2027	1.250%	8,370,000	9,677,753
Total			109,240,637
Retail REIT 0.6%
Federal Realty OP LP(e)
01/15/2029	3.250%	9,000,000	8,707,500
Retailers 4.5%
Burlington Stores, Inc.(e)
12/15/2027	1.250%	8,629,000	10,175,176
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Etsy, Inc.
10/01/2026	0.125%	6,500,000	6,990,750
06/15/2028	0.250%	20,130,000	16,060,829
Farfetch Ltd.(h)
05/01/2027	0.000%	11,880,000	459,756
Wayfair, Inc.
08/15/2026	1.000%	19,745,000	17,604,236
09/15/2027	3.250%	8,000,000	9,661,827
Total			60,952,574
Technology 30.4%
Akamai Technologies, Inc.(e)
02/15/2029	1.125%	23,000,000	23,810,221
Bandwidth, Inc.
03/01/2026	0.250%	9,000,000	7,857,910
Bentley Systems, Inc.
07/01/2027	0.375%	16,000,000	14,184,000
BigCommerce Holdings, Inc.
10/01/2026	0.250%	13,280,000	10,931,159
Bill.com Holdings, Inc.(f)
04/01/2027	0.000%	28,000,000	23,226,000
Cerence, Inc.(e)
07/01/2028	1.500%	13,500,000	10,618,207
Datadog, Inc.
06/15/2025	0.125%	6,823,000	10,138,978
Dropbox, Inc.(f)
03/01/2028	0.000%	12,000,000	11,055,000
Envestnet, Inc.
12/01/2027	2.625%	9,000,000	9,011,250
Five9, Inc.(e),(i)
03/15/2029	1.000%	7,000,000	7,154,000
Global Payments, Inc.(e)
03/01/2031	1.500%	10,750,000	10,884,375
IMAX Corp.
04/01/2026	0.500%	8,000,000	7,435,200
Impinj, Inc.
05/15/2027	1.125%	8,000,000	9,718,034
indie Semiconductor, Inc.(e)
11/15/2027	4.500%	6,920,000	7,106,840
Infinera Corp.
08/01/2028	3.750%	7,030,000	7,106,496
Lumentum Holdings, Inc.
06/15/2028	0.500%	23,637,000	18,309,151
MACOM Technology Solutions Holdings, Inc.
03/15/2026	0.250%	8,881,000	10,568,390
Marathon Digital Holdings, Inc.
12/01/2026	1.000%	12,280,000	10,364,320
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Convertible Securities Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Model N, Inc.(e)
03/15/2028	1.875%	12,000,000	10,871,968
MongoDB, Inc.
01/15/2026	0.250%	5,570,000	11,933,725
Nutanix, Inc.
10/01/2027	0.250%	8,500,000	10,463,500
ON Semiconductor Corp.(e)
03/01/2029	0.500%	30,000,000	30,270,000
Palo Alto Networks, Inc.
06/01/2025	0.375%	7,547,000	23,557,960
Parsons Corp.(e)
03/01/2029	2.625%	6,500,000	6,893,250
Rapid7, Inc.(e)
03/15/2029	1.250%	10,500,000	11,771,492
Seagate HDD Cayman(e)
06/01/2028	3.500%	10,000,000	12,528,638
Shift4 Payments, Inc.
08/01/2027	0.500%	13,850,000	13,566,998
SMART Global Holdings, Inc.
02/01/2029	2.000%	6,480,000	7,675,560
Tyler Technologies, Inc.
03/15/2026	0.250%	10,500,000	10,720,500
Veeco Instruments, Inc.(e)
06/01/2029	2.875%	5,800,000	8,198,300
Vishay Intertechnology, Inc.(e)
09/15/2030	2.250%	11,000,000	10,197,000
Western Digital Corp.(e)
11/15/2028	3.000%	9,500,000	12,540,000
Wolfspeed, Inc.
12/01/2029	1.875%	12,083,000	6,295,243
Workiva, Inc.(e)
08/15/2028	1.250%	8,000,000	7,452,000
Zscaler, Inc.
07/01/2025	0.125%	6,270,000	10,295,340
Total			414,711,005
Transportation Services 1.5%
Air Transport Services Group, Inc.(e)
08/15/2029	3.875%	12,000,000	9,386,400
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CryoPort, Inc.(e)
12/01/2026	0.750%	13,850,000	11,564,153
Total			20,950,553
Total Convertible Bonds (Cost $1,231,238,438)			1,229,471,721

Convertible Preferred Stocks 3.8%
Issuer		Shares	Value ($)
Financials 2.8%
Banks 1.7%
Bank of America Corp.(j)	7.250%	19,648	23,263,821
Financial Services 1.1%
Apollo Global Management, Inc.	6.750%	225,000	14,359,500
Total Financials			37,623,321
Health Care 0.3%
Health Care Providers & Services 0.3%
BrightSpring Health Services, Inc.	6.750%	125,000	4,769,497
Total Health Care			4,769,497
Industrials 0.7%
Machinery 0.7%
Chart Industries, Inc., ADR	6.750%	170,000	9,862,975
Total Industrials			9,862,975
Total Convertible Preferred Stocks (Cost $48,782,040)			52,255,793

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(k),(l)	22,989,884	22,985,286
Total Money Market Funds (Cost $22,984,658)		22,985,286
Total Investments in Securities (Cost: $1,341,560,178)		1,345,289,369
Other Assets & Liabilities, Net		16,888,489
Net Assets		1,362,177,858
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
February 29, 2024
Notes to Portfolio of Investments
(a)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2024, the total value of these securities amounted to $3,300,869, which represents 0.24% of total net assets.

(b)	Non-income producing investment.
(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 29, 2024, the total market value of these securities amounted to $2,295,715, which represents 0.17% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014-11/15/2016	102,487	358,011	2,295,715

(d)	Valuation based on significant unobservable inputs.
(e)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 29, 2024, the total value of these securities amounted to $441,426,907, which represents 32.41% of total net assets.

(f)	Zero coupon bond.
(g)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 29, 2024.

(h)	Represents a security in default.
(i)	Represents a security purchased on a when-issued basis.
(j)	Perpetual security with no specified maturity date.
(k)	The rate shown is the seven-day current annualized yield at February 29, 2024.
(l)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	6,891,405	546,283,780	(530,190,510)	611	22,985,286	8,071	872,696	22,989,884
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Convertible Securities Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Energy	8,091,200	—	2,295,715	10,386,915
Financials	—	—	1,005,154	1,005,154
Real Estate	6,744,150	—	—	6,744,150
Utilities	22,440,350	—	—	22,440,350
Total Common Stocks	37,275,700	—	3,300,869	40,576,569
Convertible Bonds	—	1,229,471,721	—	1,229,471,721
Convertible Preferred Stocks
Financials	—	37,623,321	—	37,623,321
Health Care	—	4,769,497	—	4,769,497
Industrials	—	9,862,975	—	9,862,975
Total Convertible Preferred Stocks	—	52,255,793	—	52,255,793
Money Market Funds	22,985,286	—	—	22,985,286
Total Investments in Securities	60,260,986	1,281,727,514	3,300,869	1,345,289,369
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund  | Annual Report 2024
13

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,318,575,520)	$1,322,304,083
Affiliated issuers (cost $22,984,658)	22,985,286
Receivable for:
Investments sold	25,236,445
Capital shares sold	807,921
Dividends	799,475
Interest	4,791,637
Expense reimbursement due from Investment Manager	3,142
Prepaid expenses	13,118
Total assets	1,376,941,107
Liabilities
Payable for:
Investments purchased	4,887,862
Investments purchased on a delayed delivery basis	7,047,686
Capital shares redeemed	2,483,966
Management services fees	28,762
Distribution and/or service fees	2,835
Transfer agent fees	89,101
Compensation of chief compliance officer	261
Compensation of board members	2,957
Other expenses	50,361
Deferred compensation of board members	169,458
Total liabilities	14,763,249
Net assets applicable to outstanding capital stock	$1,362,177,858
Represented by
Paid in capital	1,478,645,248
Total distributable earnings (loss)	(116,467,390)
Total - representing net assets applicable to outstanding capital stock	$1,362,177,858
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Convertible Securities Fund  | Annual Report 2024

Statement of Assets and Liabilities (continued)
February 29, 2024
Class A
Net assets	$281,629,976
Shares outstanding	13,930,429
Net asset value per share	$20.22
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$21.45
Advisor Class
Net assets	$92,436,641
Shares outstanding	4,497,680
Net asset value per share	$20.55
Class C
Net assets	$33,249,789
Shares outstanding	1,654,089
Net asset value per share	$20.10
Institutional Class
Net assets	$554,094,030
Shares outstanding	27,339,308
Net asset value per share	$20.27
Institutional 2 Class
Net assets	$167,853,725
Shares outstanding	8,182,678
Net asset value per share	$20.51
Institutional 3 Class
Net assets	$231,868,136
Shares outstanding	11,158,391
Net asset value per share	$20.78
Class R
Net assets	$1,045,561
Shares outstanding	51,786
Net asset value per share	$20.19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund  | Annual Report 2024
15

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$11,040,540
Dividends — affiliated issuers	872,696
Interest	37,851,528
Interfund lending	313
Total income	49,765,077
Expenses:
Management services fees	11,084,088
Distribution and/or service fees
Class A	735,956
Class C	392,501
Class R	5,049
Transfer agent fees
Class A	309,600
Advisor Class	97,625
Class C	41,354
Institutional Class	635,896
Institutional 2 Class	94,491
Institutional 3 Class	13,860
Class R	1,061
Custodian fees	16,086
Printing and postage fees	80,751
Registration fees	164,011
Accounting services fees	30,993
Legal fees	29,400
Compensation of chief compliance officer	261
Compensation of board members	29,113
Deferred compensation of board members	24,264
Other	62,167
Total expenses	13,848,527
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,003,055)
Expense reduction	(420)
Total net expenses	12,845,052
Net investment income	36,920,025
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(65,097,351)
Investments — affiliated issuers	8,071
Foreign currency translations	(15,303)
Net realized loss	(65,104,583)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	130,103,196
Investments — affiliated issuers	611
Foreign currency translations	802
Net change in unrealized appreciation (depreciation)	130,104,609
Net realized and unrealized gain	65,000,026
Net increase in net assets resulting from operations	$101,920,051
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Convertible Securities Fund  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$36,920,025	$32,478,303
Net realized loss	(65,104,583)	(24,739,825)
Net change in unrealized appreciation (depreciation)	130,104,609	(229,317,035)
Net increase (decrease) in net assets resulting from operations	101,920,051	(221,578,557)
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,802,895)	(30,233,550)
Advisor Class	(2,667,084)	(11,773,057)
Class C	(763,323)	(4,831,018)
Institutional Class	(17,597,945)	(79,882,753)
Institutional 2 Class	(4,909,597)	(11,497,200)
Institutional 3 Class	(6,045,788)	(6,548,066)
Class R	(24,092)	(97,258)
Total distributions to shareholders	(39,810,724)	(144,862,902)
Decrease in net assets from capital stock activity	(85,138,246)	(293,613,385)
Total decrease in net assets	(23,028,919)	(660,054,844)
Net assets at beginning of year	1,385,206,777	2,045,261,621
Net assets at end of year	$1,362,177,858	$1,385,206,777
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund  | Annual Report 2024
17

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,163,518	22,635,473	3,153,106	65,292,546
Distributions reinvested	288,503	5,554,378	1,184,593	21,996,997
Shares redeemed	(3,595,350)	(70,025,152)	(5,666,325)	(113,479,702)
Net decrease	(2,143,329)	(41,835,301)	(1,328,626)	(26,190,159)
Advisor Class
Shares sold	1,087,989	21,213,346	2,222,378	45,927,621
Distributions reinvested	135,908	2,657,480	620,792	11,742,400
Shares redeemed	(2,257,328)	(44,217,186)	(4,655,942)	(95,824,377)
Net decrease	(1,033,431)	(20,346,360)	(1,812,772)	(38,154,356)
Class C
Shares sold	87,013	1,672,464	234,307	4,684,689
Distributions reinvested	35,892	687,959	236,326	4,340,270
Shares redeemed	(838,633)	(16,217,671)	(1,401,424)	(28,094,414)
Net decrease	(715,728)	(13,857,248)	(930,791)	(19,069,455)
Institutional Class
Shares sold	7,558,332	146,887,147	12,948,975	268,707,523
Distributions reinvested	842,295	16,251,246	3,601,675	67,160,136
Shares redeemed	(14,155,639)	(276,642,073)	(29,452,702)	(592,154,282)
Net decrease	(5,755,012)	(113,503,680)	(12,902,052)	(256,286,623)
Institutional 2 Class
Shares sold	4,062,456	80,306,200	6,039,567	124,193,181
Distributions reinvested	236,022	4,611,892	539,086	10,201,158
Shares redeemed	(4,219,039)	(82,196,602)	(5,966,797)	(122,566,707)
Net increase	79,439	2,721,490	611,856	11,827,632
Institutional 3 Class
Shares sold	8,827,163	172,455,015	4,735,906	97,483,006
Distributions reinvested	249,639	4,970,125	305,995	5,862,118
Shares redeemed	(3,797,057)	(75,706,650)	(3,343,490)	(69,083,430)
Net increase	5,279,745	101,718,490	1,698,411	34,261,694
Class R
Shares sold	9,040	175,942	9,048	181,071
Distributions reinvested	1,225	23,570	4,960	91,836
Shares redeemed	(12,128)	(235,149)	(14,214)	(275,025)
Net decrease	(1,863)	(35,637)	(206)	(2,118)
Total net decrease	(4,290,179)	(85,138,246)	(14,664,180)	(293,613,385)
The accompanying Notes to Financial Statements are an integral part of this statement.
18
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Columbia Convertible Securities Fund  | Annual Report 2024
19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$19.36	0.46	0.91	1.37	(0.51)	—	(0.51)
Year Ended 2/28/2023	$23.74	0.38	(2.93)	(2.55)	(0.39)	(1.44)	(1.83)
Year Ended 2/28/2022	$32.01	0.24	(2.84)	(2.60)	(0.22)	(5.45)	(5.67)
Year Ended 2/28/2021	$22.09	0.34	11.92	12.26	(0.44)	(1.90)	(2.34)
Year Ended 2/29/2020	$20.92	0.39	2.18	2.57	(0.50)	(0.90)	(1.40)
Advisor Class
Year Ended 2/29/2024	$19.68	0.52	0.91	1.43	(0.56)	—	(0.56)
Year Ended 2/28/2023	$24.09	0.43	(2.95)	(2.52)	(0.45)	(1.44)	(1.89)
Year Ended 2/28/2022	$32.40	0.32	(2.89)	(2.57)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.34	0.41	12.06	12.47	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$21.14	0.45	2.20	2.65	(0.55)	(0.90)	(1.45)
Class C
Year Ended 2/29/2024	$19.25	0.32	0.90	1.22	(0.37)	—	(0.37)
Year Ended 2/28/2023	$23.60	0.22	(2.89)	(2.67)	(0.24)	(1.44)	(1.68)
Year Ended 2/28/2022	$31.88	0.03	(2.85)	(2.82)	(0.01)	(5.45)	(5.46)
Year Ended 2/28/2021	$22.00	0.15	11.89	12.04	(0.26)	(1.90)	(2.16)
Year Ended 2/29/2020	$20.84	0.23	2.17	2.40	(0.34)	(0.90)	(1.24)
Institutional Class
Year Ended 2/29/2024	$19.41	0.51	0.91	1.42	(0.56)	—	(0.56)
Year Ended 2/28/2023	$23.79	0.43	(2.92)	(2.49)	(0.45)	(1.44)	(1.89)
Year Ended 2/28/2022	$32.08	0.31	(2.86)	(2.55)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.13	0.41	11.95	12.36	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$20.96	0.45	2.17	2.62	(0.55)	(0.90)	(1.45)
Institutional 2 Class
Year Ended 2/29/2024	$19.64	0.53	0.91	1.44	(0.57)	—	(0.57)
Year Ended 2/28/2023	$24.05	0.46	(2.97)	(2.51)	(0.46)	(1.44)	(1.90)
Year Ended 2/28/2022	$32.36	0.33	(2.88)	(2.55)	(0.31)	(5.45)	(5.76)
Year Ended 2/28/2021	$22.31	0.43	12.04	12.47	(0.52)	(1.90)	(2.42)
Year Ended 2/29/2020	$21.12	0.47	2.18	2.65	(0.56)	(0.90)	(1.46)
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Convertible Securities Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$20.22	7.25%	1.16%	1.09% (c)	2.38%	72%	$281,630
Year Ended 2/28/2023	$19.36	(10.29% )	1.14% (d)	1.12% (c),(d)	1.88%	59%	$311,254
Year Ended 2/28/2022	$23.74	(9.04% )	1.10% (d)	1.10% (c),(d)	0.83%	92%	$413,074
Year Ended 2/28/2021	$32.01	58.37%	1.12% (d)	1.12% (c),(d)	1.32%	98%	$584,015
Year Ended 2/29/2020	$22.09	12.55%	1.17% (d)	1.12% (c),(d)	1.81%	74%	$317,365
Advisor Class
Year Ended 2/29/2024	$20.55	7.45%	0.91%	0.84% (c)	2.63%	72%	$92,437
Year Ended 2/28/2023	$19.68	(10.04% )	0.89% (d)	0.87% (c),(d)	2.10%	59%	$108,831
Year Ended 2/28/2022	$24.09	(8.82% )	0.85% (d)	0.85% (c),(d)	1.08%	92%	$176,880
Year Ended 2/28/2021	$32.40	58.75%	0.88% (d)	0.88% (c),(d)	1.55%	98%	$232,118
Year Ended 2/29/2020	$22.34	12.84%	0.92% (d)	0.87% (c),(d)	2.06%	74%	$94,945
Class C
Year Ended 2/29/2024	$20.10	6.42%	1.91%	1.84% (c)	1.63%	72%	$33,250
Year Ended 2/28/2023	$19.25	(10.94% )	1.89% (d)	1.87% (c),(d)	1.10%	59%	$45,631
Year Ended 2/28/2022	$23.60	(9.76% )	1.85% (d)	1.85% (c),(d)	0.09%	92%	$77,910
Year Ended 2/28/2021	$31.88	57.20%	1.87% (d)	1.87% (c),(d)	0.59%	98%	$100,101
Year Ended 2/29/2020	$22.00	11.71%	1.92% (d)	1.87% (c),(d)	1.06%	74%	$62,313
Institutional Class
Year Ended 2/29/2024	$20.27	7.50%	0.91%	0.84% (c)	2.63%	72%	$554,094
Year Ended 2/28/2023	$19.41	(10.04% )	0.89% (d)	0.87% (c),(d)	2.09%	59%	$642,404
Year Ended 2/28/2022	$23.79	(8.84% )	0.85% (d)	0.85% (c),(d)	1.09%	92%	$1,094,312
Year Ended 2/28/2021	$32.08	58.81%	0.88% (d)	0.88% (c),(d)	1.57%	98%	$1,401,886
Year Ended 2/29/2020	$22.13	12.81%	0.92% (d)	0.87% (c),(d)	2.06%	74%	$733,400
Institutional 2 Class
Year Ended 2/29/2024	$20.51	7.51%	0.86%	0.79%	2.69%	72%	$167,854
Year Ended 2/28/2023	$19.64	(10.00% )	0.85% (d)	0.82% (d)	2.22%	59%	$159,146
Year Ended 2/28/2022	$24.05	(8.77% )	0.80% (d)	0.79% (d)	1.14%	92%	$180,150
Year Ended 2/28/2021	$32.36	58.89%	0.83% (d)	0.81% (d)	1.62%	98%	$235,448
Year Ended 2/29/2020	$22.31	12.88%	0.87% (d)	0.81% (d)	2.13%	74%	$92,233
The accompanying Notes to Financial Statements are an integral part of this statement.
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21

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2024	$19.89	0.55	0.92	1.47	(0.58)	—	(0.58)
Year Ended 2/28/2023	$24.32	0.48	(3.00)	(2.52)	(0.47)	(1.44)	(1.91)
Year Ended 2/28/2022	$32.66	0.35	(2.92)	(2.57)	(0.32)	(5.45)	(5.77)
Year Ended 2/28/2021	$22.50	0.45	12.14	12.59	(0.53)	(1.90)	(2.43)
Year Ended 2/29/2020	$21.28	0.48	2.21	2.69	(0.57)	(0.90)	(1.47)
Class R
Year Ended 2/29/2024	$19.34	0.41	0.90	1.31	(0.46)	—	(0.46)
Year Ended 2/28/2023	$23.70	0.33	(2.91)	(2.58)	(0.34)	(1.44)	(1.78)
Year Ended 2/28/2022	$31.98	0.16	(2.85)	(2.69)	(0.14)	(5.45)	(5.59)
Year Ended 2/28/2021	$22.06	0.29	11.91	12.20	(0.38)	(1.90)	(2.28)
Year Ended 2/29/2020	$20.90	0.34	2.16	2.50	(0.44)	(0.90)	(1.34)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Convertible Securities Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2024	$20.78	7.57%	0.81%	0.74%	2.74%	72%	$231,868
Year Ended 2/28/2023	$19.89	(9.93% )	0.80% (d)	0.78% (d)	2.36%	59%	$116,903
Year Ended 2/28/2022	$24.32	(8.74% )	0.75% (d)	0.75% (d)	1.18%	92%	$101,658
Year Ended 2/28/2021	$32.66	58.95%	0.78% (d)	0.77% (d)	1.74%	98%	$136,747
Year Ended 2/29/2020	$22.50	12.97%	0.82% (d)	0.77% (d)	2.17%	74%	$128,319
Class R
Year Ended 2/29/2024	$20.19	6.93%	1.41%	1.34% (c)	2.13%	72%	$1,046
Year Ended 2/28/2023	$19.34	(10.46% )	1.39% (d)	1.37% (c),(d)	1.65%	59%	$1,037
Year Ended 2/28/2022	$23.70	(9.32% )	1.35% (d)	1.35% (c),(d)	0.57%	92%	$1,277
Year Ended 2/28/2021	$31.98	58.04%	1.37% (d)	1.37% (c),(d)	1.13%	98%	$2,138
Year Ended 2/29/2020	$22.06	12.23%	1.42% (d)	1.37% (c),(d)	1.56%	74%	$1,900
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund  | Annual Report 2024
23

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to liquidate Class R shares of the Fund. Effective on March 11, 2024, Class R shares of the Fund were closed to new and existing investors and effective on April 19, 2024, Class R shares of the Fund were liquidated. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24
Columbia Convertible Securities Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
Columbia Convertible Securities Fund  | Annual Report 2024
25

Notes to Financial Statements (continued)
February 29, 2024
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
26
Columbia Convertible Securities Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2024 was 0.77% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Convertible Securities Fund  | Annual Report 2024
27

Notes to Financial Statements (continued)
February 29, 2024
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $420.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	107,317
Class C	—	1.00 (b)	1,487

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28
Columbia Convertible Securities Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2023 through June 30, 2024	Prior to July 1, 2023
Class A	1.08%	1.12%
Advisor Class	0.83	0.87
Class C	1.83	1.87
Institutional Class	0.83	0.87
Institutional 2 Class	0.78	0.82
Institutional 3 Class	0.73	0.78
Class R	1.33	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in certain convertible securities, deemed distributions, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,457,150)	1,457,150	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Convertible Securities Fund  | Annual Report 2024
29

Notes to Financial Statements (continued)
February 29, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
39,810,724	—	39,810,724	33,923,770	110,939,132	144,862,902
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,475,964	—	(122,531,710)	757,814
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,344,531,555	105,932,265	(105,174,451)	757,814
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 29, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 29, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(50,081,222)	(72,450,488)	(122,531,710)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,010,706,527 and $1,120,958,760, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
30
Columbia Convertible Securities Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,050,000	5.35	2
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Convertible Securities Fund  | Annual Report 2024
31

Notes to Financial Statements (continued)
February 29, 2024
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 29, 2024, affiliated shareholders of record owned 23.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
32
Columbia Convertible Securities Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Convertible Securities Fund  | Annual Report 2024
33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Convertible Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Convertible Securities Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34
Columbia Convertible Securities Fund  | Annual Report 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends
29.59%	26.15%	0.75%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia Convertible Securities Fund  | Annual Report 2024
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

36
Columbia Convertible Securities Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Convertible Securities Fund  | Annual Report 2024
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
38
Columbia Convertible Securities Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Convertible Securities Fund  | Annual Report 2024
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

40
Columbia Convertible Securities Fund  | Annual Report 2024

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Columbia Convertible Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN134_02_P01_(04/24)

Columbia Select Large Cap Equity Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Equity Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Michael Guttag
Co-Portfolio Manager
Managed Fund since January 2024
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	31.98	14.31	12.38
	Including sales charges		24.36	12.97	11.72
Advisor Class*		07/05/17	32.35	14.60	12.66
Class C	Excluding sales charges	08/02/99	30.91	13.45	11.54
	Including sales charges		29.91	13.45	11.54
Institutional Class		10/02/98	32.29	14.59	12.66
Institutional 2 Class		11/08/12	32.38	14.68	12.75
Institutional 3 Class*		03/01/17	32.41	14.74	12.76
S&P 500 Index			30.45	14.76	12.70
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	98.7
Exchange-Traded Equity Funds	0.7
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	10.0
Consumer Discretionary	9.4
Consumer Staples	5.5
Energy	3.5
Financials	11.7
Health Care	15.1
Industrials	10.0
Information Technology	28.1
Real Estate	4.0
Utilities	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
At February 29, 2024, approximately 33.88% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Select Large Cap Equity Fund returned 31.98% excluding sales charges. The Fund’s benchmark, the S&P 500 Index, returned 30.45% for the same period.
Market overview
U.S. large-cap stocks posted a robust total return for the 12 months ended February 29, 2024. However, the upward path was uneven and gains were concentrated in a relatively small number of mega-cap technology companies viewed as beneficiaries of artificial intelligence (AI). After a strong start to 2023, March saw stocks turn lower in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July as bank concerns eased and investors began to anticipate an end to the Fed’s series of rate hikes.
August saw the beginning of a market downturn as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead the Fed to keep interest rates higher for longer. Treasury yields spiked in response and stocks retreated into late October.
In November, declining oil prices and a string of reports suggesting that inflation was cooling led bond yields lower and stocks higher. Sentiment was further boosted in December as Fed Chair Jerome Powell indicated that the central bank could begin to cut interest rates as soon as early 2024. At the same time, continued positive U.S. economic data raised hopes that the Fed had succeeded in bringing about a soft landing despite having raised the lower bound of its benchmark overnight lending rate from 0% to 5.25% between March 2022 and July 2023. Against this backdrop, the market rose into the end of 2023 with many major stock indices finishing the year near all-time highs.
Stocks continued to trend higher entering 2024, with sentiment supported in late February as chipmaker NVIDIA Corp., closely watched as an AI bellwether, posted results that exceeded already high expectations.
The Fund’s notable contributors during the period
•
Selection within the health care, information technology and consumer discretionary sectors led positive contributions to the Fund’s performance.
•
Within the health care sector, contributions were highlighted by robotic surgery company Intuitive Surgical, Inc. and biopharmaceutical company Eli Lilly & Co.
○
Intuitive Surgical serves a broad range of surgical markets, including some tied to obesity, such as bariatric surgery. Sentiment around the stock had come under pressure as positive data around GLP-1 treatments that promote weight loss gained traction with investors. We viewed the sell-off in the stock as extreme, and the shares rebounded in late 2023 as Intuitive Surgical reported solid growth.
○
Eli Lilly released multiple rounds of positive test data for its weight loss treatment Tirzepatide (marketed for diabetes as Mounjaro) and received FDA approval. Mounjaro is expected to be a blockbuster drug.
•
Positive contributors within the information technology sector included AI beneficiaries within the semiconductor and software industries.
○
Within semiconductors, shares of NVIDIA rose sharply as the provider of chips used to build and train AI models saw customer orders spike during the year.
○
Shares of design software company Adobe, Inc. also strongly outperformed as the company has been an early mover in developing AI software and the announcement of pricing for its AI offering, Firefly, was well received.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Within consumer discretionary, the Fund’s position in Amazon.com, Inc. was a notable contributor. Sentiment around the stock benefited as Amazon posted e-commerce margins that were well above expectations, supported by previous investments in warehouse and fulfillment regionalization along with an easing of cost headwinds. In addition, management struck a positive tone on trends in Amazon’s cloud business, driven in part by opportunities related to generative AI.
The Fund’s notable detractors during the period
•
Selection within the communication services, financials, and utilities sectors weighed most heavily on Fund performance during the period.
•
Within the communication services sector, Comcast Corp. and AT&T, Inc., detracted most from Fund performance.
○
Shares of Comcast Corp. sold off on weak earnings and renewed concerns around broadband trends and increased competitive intensity within the fixed wireless market. In addition, Comcast has become more aggressive on pricing at the expense of volume.
○
Shares of AT&T, Inc. dipped early in the period as the wireless provider reported below-expectations guidance for near term cash flow. Subsequently, the shares sold off in the wake of press around lead-sheathed cables used by AT&T and other wireless providers which have been linked to environmental risks.
•
Within the financials sector, Discover Financial Services and Morgan Stanley weighted on Fund results.
○
Shares of credit card company Discover Financial Services underperformed after the company suspended its planned share buyback as it flagged a second consumer protection compliance issue and announced it would enter into a consent order with the FDIC. We viewed the disclosure as suggesting the potential for further negative surprises and sold the stock.
○
Sentiment around Morgan Stanley and other banks suffered over the period from the impact of rising interest rates on asset valuations and the outlook for more burdensome regulation after the collapse of a handful of U.S. banks. In addition, Morgan Stanley indicated that the margins in the wealth management business that have been the growth driver for the company over the last few years are expected to normalize to lower levels.
○
Finally, within the utilities sector, Ameren Corp. saw its shares fall sharply as the state of Illinois approved regulated returns that were lower than expected and rejected the company’s grid capital expenditure plan. While Ameren will be able to refile both its return on equity request and grid spending plan, investors viewed these actions as reflecting a more negative broader regulatory environment in Illinois.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,127.20	1,020.69	4.44	4.22	0.84
Advisor Class	1,000.00	1,000.00	1,129.20	1,021.93	3.12	2.97	0.59
Class C	1,000.00	1,000.00	1,122.70	1,016.96	8.39	7.97	1.59
Institutional Class	1,000.00	1,000.00	1,128.40	1,021.93	3.12	2.97	0.59
Institutional 2 Class	1,000.00	1,000.00	1,128.50	1,022.23	2.80	2.66	0.53
Institutional 3 Class	1,000.00	1,000.00	1,129.10	1,022.48	2.54	2.41	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
7

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 9.8%
Interactive Media & Services 8.1%
Alphabet, Inc., Class C(a)	467,500	65,347,150
Meta Platforms, Inc., Class A	103,496	50,726,494
Total		116,073,644
Media 1.7%
Comcast Corp., Class A	557,060	23,870,021
Total Communication Services		139,943,665
Consumer Discretionary 9.2%
Automobiles 0.6%
Tesla, Inc.(a)	44,399	8,963,270
Broadline Retail 5.0%
Amazon.com, Inc.(a),(b)	403,889	71,391,420
Hotels, Restaurants & Leisure 2.4%
Hilton Worldwide Holdings, Inc.	91,957	18,788,654
Royal Caribbean Cruises Ltd.(a)	127,642	15,744,641
Total		34,533,295
Textiles, Apparel & Luxury Goods 1.2%
lululemon athletica, Inc.(a)	35,032	16,363,097
Total Consumer Discretionary		131,251,082
Consumer Staples 5.5%
Consumer Staples Distribution & Retail 2.1%
Walmart, Inc.	510,612	29,926,969
Food Products 1.4%
Mondelez International, Inc., Class A	258,572	18,893,856
Household Products 2.0%
Procter & Gamble Co. (The)	181,457	28,840,776
Total Consumer Staples		77,661,601
Energy 3.5%
Oil, Gas & Consumable Fuels 3.5%
Exxon Mobil Corp.	315,612	32,987,766
Valero Energy Corp.	116,690	16,506,968
Total		49,494,734
Total Energy		49,494,734
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 11.5%
Banks 3.7%
Bank of America Corp.	875,991	30,239,209
Citigroup, Inc.	405,716	22,513,181
Total		52,752,390
Capital Markets 1.5%
S&P Global, Inc.	48,814	20,910,941
Financial Services 4.4%
Global Payments, Inc.	181,479	23,537,827
MasterCard, Inc., Class A	82,154	39,003,433
Total		62,541,260
Insurance 1.9%
Chubb Ltd.(b)	108,870	27,399,313
Total Financials		163,603,904
Health Care 14.9%
Biotechnology 2.1%
BioMarin Pharmaceutical, Inc.(a)	94,122	8,120,846
Natera, Inc.(a)	111,754	9,665,603
Vertex Pharmaceuticals, Inc.(a)	26,671	11,221,557
Total		29,008,006
Health Care Equipment & Supplies 5.2%
Boston Scientific Corp.(a)	312,318	20,678,575
DexCom, Inc.(a)	128,152	14,746,451
Edwards Lifesciences Corp.(a)	204,180	17,328,756
Intuitive Surgical, Inc.(a)	55,194	21,282,806
Total		74,036,588
Health Care Providers & Services 2.0%
UnitedHealth Group, Inc.	57,532	28,397,795
Pharmaceuticals 5.6%
Eli Lilly & Co.(b)	45,572	34,346,705
Merck & Co., Inc.	204,741	26,032,818
Zoetis, Inc.	98,956	19,625,944
Total		80,005,467
Total Health Care		211,447,856
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.8%
Aerospace & Defense 1.3%
General Dynamics Corp.	67,692	18,496,839
Commercial Services & Supplies 2.7%
Cintas Corp.	29,986	18,849,500
Republic Services, Inc.	109,354	20,077,394
Total		38,926,894
Electrical Equipment 1.4%
Eaton Corp. PLC	68,135	19,691,015
Ground Transportation 1.6%
Union Pacific Corp.	91,952	23,327,303
Industrial Conglomerates 1.4%
Honeywell International, Inc.	100,181	19,908,970
Machinery 1.4%
Parker-Hannifin Corp.	36,683	19,641,912
Total Industrials		139,992,933
Information Technology 27.7%
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	133,018	19,096,064
Semiconductors & Semiconductor Equipment 10.0%
Applied Materials, Inc.	106,739	21,520,717
Lam Research Corp.(b)	21,985	20,627,426
NVIDIA Corp.	92,909	73,502,168
QUALCOMM, Inc.(b)	165,660	26,139,492
Total		141,789,803
Software 11.1%
Adobe, Inc.(a)	38,833	21,757,353
Microsoft Corp.	287,467	118,907,850
Palo Alto Networks, Inc.(a)	55,506	17,237,388
Total		157,902,591
Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	421,228	76,136,961
Total Information Technology		394,925,419
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 4.0%
Industrial REITs 1.9%
Prologis, Inc.	204,009	27,188,280
Specialized REITs 2.1%
Equinix, Inc.	32,809	29,161,295
Total Real Estate		56,349,575
Utilities 2.7%
Electric Utilities 1.2%
Entergy Corp.	174,500	17,723,965
Multi-Utilities 1.5%
DTE Energy Co.	192,895	20,900,173
Total Utilities		38,624,138
Total Common Stocks (Cost $865,905,069)		1,403,294,907

Exchange-Traded Equity Funds 0.7%
	Shares	Value ($)
U.S. Large Cap 0.7%
Columbia Research Enhanced Core ETF(c)	333,989	9,972,911
Total Exchange-Traded Equity Funds (Cost $8,560,983)		9,972,911

Money Market Funds 0.7%

Columbia Short-Term Cash Fund, 5.557%(c),(d)	9,106,556	9,104,735
Total Money Market Funds (Cost $9,103,715)		9,104,735
Total Investments in Securities (Cost: $883,569,767)		1,422,372,553
Other Assets & Liabilities, Net		522,904
Net Assets		1,422,895,457
At February 29, 2024, securities and/or cash totaling $37,580,068 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Amazon.com, Inc.	Morgan Stanley	USD	(14,282,208)	(808)	185.00	3/15/2024	(33,552)	(70,700)
Chubb Ltd.	Morgan Stanley	USD	(5,486,406)	(218)	275.00	3/15/2024	(1,162)	(5,450)
Eli Lilly & Co.	Morgan Stanley	USD	(6,858,488)	(91)	840.00	3/15/2024	(40,778)	(9,692)
Lam Research Corp.	Morgan Stanley	USD	(4,972,725)	(53)	970.00	3/15/2024	(50,004)	(67,840)
QUALCOMM, Inc.	Morgan Stanley	USD	(5,980,241)	(379)	165.00	3/15/2024	(24,112)	(41,311)
Total							(149,608)	(194,993)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Research Enhanced Core ETF
	—	29,437,952	(20,876,969)	1,411,928	9,972,911	469,753	69,352	333,989
Columbia Short-Term Cash Fund, 5.557%
	28,828,028	194,081,019	(213,804,094)	(218)	9,104,735	2,545	495,641	9,106,556
Total	28,828,028			1,411,710	19,077,646	472,298	564,993

(d)	The rate shown is the seven-day current annualized yield at February 29, 2024.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	139,943,665	—	—	139,943,665
Consumer Discretionary	131,251,082	—	—	131,251,082
Consumer Staples	77,661,601	—	—	77,661,601
Energy	49,494,734	—	—	49,494,734
Financials	163,603,904	—	—	163,603,904
Health Care	211,447,856	—	—	211,447,856
Industrials	139,992,933	—	—	139,992,933
Information Technology	394,925,419	—	—	394,925,419
Real Estate	56,349,575	—	—	56,349,575
Utilities	38,624,138	—	—	38,624,138
Total Common Stocks	1,403,294,907	—	—	1,403,294,907
Exchange-Traded Equity Funds	9,972,911	—	—	9,972,911
Money Market Funds	9,104,735	—	—	9,104,735
Total Investments in Securities	1,422,372,553	—	—	1,422,372,553
Investments in Derivatives
Liability
Call Option Contracts Written	(194,993)	—	—	(194,993)
Total	1,422,177,560	—	—	1,422,177,560
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
11

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $865,905,069)	$1,403,294,907
Affiliated issuers (cost $17,664,698)	19,077,646
Receivable for:
Capital shares sold	598,139
Dividends	1,697,583
Expense reimbursement due from Investment Manager	10,492
Prepaid expenses	9,120
Total assets	1,424,687,887
Liabilities
Option contracts written, at value (premiums received $149,608)	194,993
Payable for:
Capital shares redeemed	1,302,357
Management services fees	27,994
Distribution and/or service fees	1,907
Transfer agent fees	66,071
Compensation of chief compliance officer	252
Compensation of board members	2,898
Other expenses	38,016
Deferred compensation of board members	157,942
Total liabilities	1,792,430
Net assets applicable to outstanding capital stock	$1,422,895,457
Represented by
Paid in capital	844,253,843
Total distributable earnings (loss)	578,641,614
Total - representing net assets applicable to outstanding capital stock	$1,422,895,457
Class A
Net assets	$243,348,058
Shares outstanding	12,090,720
Net asset value per share	$20.13
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$21.36
Advisor Class
Net assets	$4,574,041
Shares outstanding	230,950
Net asset value per share	$19.81
Class C
Net assets	$9,290,199
Shares outstanding	524,757
Net asset value per share	$17.70
Institutional Class
Net assets	$328,277,834
Shares outstanding	16,475,999
Net asset value per share	$19.92
Institutional 2 Class
Net assets	$213,892,004
Shares outstanding	10,296,511
Net asset value per share	$20.77
Institutional 3 Class
Net assets	$623,513,321
Shares outstanding	31,935,231
Net asset value per share	$19.52
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$19,386,292
Dividends — affiliated issuers	564,993
Total income	19,951,285
Expenses:
Management services fees	9,467,287
Distribution and/or service fees
Class A	540,299
Class C	85,278
Transfer agent fees
Class A	258,456
Advisor Class	3,193
Class C	10,197
Institutional Class	340,702
Institutional 2 Class	109,937
Institutional 3 Class	32,928
Custodian fees	12,021
Printing and postage fees	41,235
Registration fees	107,607
Accounting services fees	30,993
Legal fees	27,762
Compensation of chief compliance officer	252
Compensation of board members	27,113
Deferred compensation of board members	21,970
Other	30,215
Total expenses	11,147,445
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,842,344)
Expense reduction	(541)
Total net expenses	7,304,560
Net investment income	12,646,725
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	79,659,363
Investments — affiliated issuers	472,298
Option contracts written	(206,390)
Net realized gain	79,925,271
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	274,470,840
Investments — affiliated issuers	1,411,710
Option contracts written	(45,385)
Net change in unrealized appreciation (depreciation)	275,837,165
Net realized and unrealized gain	355,762,436
Net increase in net assets resulting from operations	$368,409,161
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
13

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$12,646,725	$13,455,696
Net realized gain	79,925,271	11,447,481
Net change in unrealized appreciation (depreciation)	275,837,165	(157,640,499)
Net increase (decrease) in net assets resulting from operations	368,409,161	(132,737,322)
Distributions to shareholders
Net investment income and net realized gains
Class A	(10,306,336)	(11,332,906)
Advisor Class	(159,596)	(99,137)
Class C	(401,388)	(415,101)
Institutional Class	(14,270,123)	(16,249,703)
Institutional 2 Class	(9,720,958)	(8,352,037)
Institutional 3 Class	(31,044,083)	(36,039,168)
Total distributions to shareholders	(65,902,484)	(72,488,052)
Increase (decrease) in net assets from capital stock activity	(90,263,770)	56,328,588
Total increase (decrease) in net assets	212,242,907	(148,896,786)
Net assets at beginning of year	1,210,652,550	1,359,549,336
Net assets at end of year	$1,422,895,457	$1,210,652,550
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,038,569	18,737,215	1,176,069	18,920,889
Distributions reinvested	244,514	4,431,794	286,032	4,384,599
Shares redeemed	(1,359,454)	(24,298,197)	(1,804,460)	(29,231,259)
Net decrease	(76,371)	(1,129,188)	(342,359)	(5,925,771)
Advisor Class
Shares sold	153,881	2,759,470	31,009	495,131
Distributions reinvested	8,925	159,429	6,544	98,961
Shares redeemed	(58,424)	(1,018,609)	(15,233)	(245,875)
Net increase	104,382	1,900,290	22,320	348,217
Class C
Shares sold	127,142	2,019,408	174,132	2,526,136
Distributions reinvested	23,814	380,405	28,435	384,726
Shares redeemed	(208,060)	(3,231,873)	(141,568)	(2,071,613)
Net increase (decrease)	(57,104)	(832,060)	60,999	839,249
Institutional Class
Shares sold	2,791,170	50,120,795	7,626,813	129,983,432
Distributions reinvested	743,366	13,331,545	1,023,923	15,563,977
Shares redeemed	(3,577,223)	(62,940,502)	(3,621,225)	(58,356,394)
Net increase (decrease)	(42,687)	511,838	5,029,511	87,191,015
Institutional 2 Class
Shares sold	1,471,395	27,762,441	4,380,984	71,503,980
Distributions reinvested	519,992	9,720,958	527,455	8,351,999
Shares redeemed	(2,919,171)	(54,306,403)	(3,968,403)	(66,165,196)
Net increase (decrease)	(927,784)	(16,823,004)	940,036	13,690,783
Institutional 3 Class
Shares sold	2,697,732	47,261,101	580,650	9,118,713
Distributions reinvested	1,642,023	28,865,876	2,249,128	33,564,474
Shares redeemed	(8,421,514)	(150,018,623)	(5,089,097)	(82,498,092)
Net decrease	(4,081,759)	(73,891,646)	(2,259,319)	(39,814,905)
Total net increase (decrease)	(5,081,323)	(90,263,770)	3,451,188	56,328,588
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$15.99	0.13	4.88	5.01	(0.14)	(0.73)	(0.87)
Year Ended 2/28/2023	$18.81	0.13	(2.03)	(1.90)	(0.12)	(0.80)	(0.92)
Year Ended 2/28/2022	$17.28	0.11	2.88	2.99	(0.15)	(1.31)	(1.46)
Year Ended 2/28/2021	$14.22	0.14	4.08	4.22	(0.21)	(0.95)	(1.16)
Year Ended 2/29/2020	$13.95	0.24	0.77	1.01	(0.12)	(0.62)	(0.74)
Advisor Class
Year Ended 2/29/2024	$15.74	0.17	4.81	4.98	(0.18)	(0.73)	(0.91)
Year Ended 2/28/2023	$18.53	0.17	(2.00)	(1.83)	(0.16)	(0.80)	(0.96)
Year Ended 2/28/2022	$17.04	0.15	2.84	2.99	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.04	0.18	4.02	4.20	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.78	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Class C
Year Ended 2/29/2024	$14.17	(0.01)	4.30	4.29	(0.03)	(0.73)	(0.76)
Year Ended 2/28/2023	$16.78	0.01	(1.82)	(1.81)	(0.00)(e)	(0.80)	(0.80)
Year Ended 2/28/2022	$15.58	(0.04)	2.60	2.56	(0.05)	(1.31)	(1.36)
Year Ended 2/28/2021	$12.92	0.03	3.69	3.72	(0.11)	(0.95)	(1.06)
Year Ended 2/29/2020	$12.74	0.11	0.71	0.82	(0.02)	(0.62)	(0.64)
Institutional Class
Year Ended 2/29/2024	$15.83	0.17	4.83	5.00	(0.18)	(0.73)	(0.91)
Year Ended 2/28/2023	$18.63	0.17	(2.01)	(1.84)	(0.16)	(0.80)	(0.96)
Year Ended 2/28/2022	$17.13	0.15	2.85	3.00	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.10	0.18	4.05	4.23	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.84	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Institutional 2 Class
Year Ended 2/29/2024	$16.47	0.19	5.03	5.22	(0.19)	(0.73)	(0.92)
Year Ended 2/28/2023	$19.35	0.19	(2.10)	(1.91)	(0.17)	(0.80)	(0.97)
Year Ended 2/28/2022	$17.73	0.17	2.97	3.14	(0.21)	(1.31)	(1.52)
Year Ended 2/28/2021	$14.55	0.21	4.18	4.39	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$14.26	0.29	0.79	1.08	(0.17)	(0.62)	(0.79)
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$20.13	31.98%	1.12%	0.83% (c)	0.71%	61%	$243,348
Year Ended 2/28/2023	$15.99	(9.89% )	1.12% (d)	0.80% (c),(d)	0.81%	55%	$194,560
Year Ended 2/28/2022	$18.81	17.04%	1.12% (d)	0.79% (c),(d)	0.54%	58%	$235,276
Year Ended 2/28/2021	$17.28	30.70%	1.16% (d)	0.79% (c),(d)	0.92%	64%	$216,047
Year Ended 2/29/2020	$14.22	7.30%	1.18%	0.80% (c)	1.63%	46%	$155,699
Advisor Class
Year Ended 2/29/2024	$19.81	32.35%	0.87%	0.58% (c)	0.96%	61%	$4,574
Year Ended 2/28/2023	$15.74	(9.64% )	0.88% (d)	0.55% (c),(d)	1.06%	55%	$1,993
Year Ended 2/28/2022	$18.53	17.31%	0.87% (d)	0.54% (c),(d)	0.79%	58%	$1,932
Year Ended 2/28/2021	$17.04	30.96%	0.91% (d)	0.54% (c),(d)	1.18%	64%	$1,678
Year Ended 2/29/2020	$14.04	7.58%	0.93%	0.55% (c)	1.81%	46%	$3,294
Class C
Year Ended 2/29/2024	$17.70	30.91%	1.87%	1.58% (c)	(0.04% )	61%	$9,290
Year Ended 2/28/2023	$14.17	(10.54% )	1.88% (d)	1.55% (c),(d)	0.06%	55%	$8,243
Year Ended 2/28/2022	$16.78	16.13%	1.87% (d)	1.54% (c),(d)	(0.21% )	58%	$8,739
Year Ended 2/28/2021	$15.58	29.82%	1.91% (d)	1.54% (c),(d)	0.18%	64%	$7,703
Year Ended 2/29/2020	$12.92	6.45%	1.93%	1.55% (c)	0.83%	46%	$6,040
Institutional Class
Year Ended 2/29/2024	$19.92	32.29%	0.87%	0.58% (c)	0.96%	61%	$328,278
Year Ended 2/28/2023	$15.83	(9.65% )	0.88% (d)	0.55% (c),(d)	1.07%	55%	$261,568
Year Ended 2/28/2022	$18.63	17.28%	0.87% (d)	0.54% (c),(d)	0.79%	58%	$214,100
Year Ended 2/28/2021	$17.13	31.04%	0.91% (d)	0.54% (c),(d)	1.18%	64%	$169,476
Year Ended 2/29/2020	$14.10	7.54%	0.93%	0.55% (c)	1.76%	46%	$125,623
Institutional 2 Class
Year Ended 2/29/2024	$20.77	32.38%	0.81%	0.51%	1.03%	61%	$213,892
Year Ended 2/28/2023	$16.47	(9.64% )	0.81% (d)	0.48% (d)	1.12%	55%	$184,917
Year Ended 2/28/2022	$19.35	17.45%	0.80% (d)	0.47% (d)	0.85%	58%	$198,955
Year Ended 2/28/2021	$17.73	31.20%	0.83% (d)	0.46% (d)	1.26%	64%	$102,131
Year Ended 2/29/2020	$14.55	7.61%	0.85%	0.46%	1.97%	46%	$22,676
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
17

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2024	$15.53	0.19	4.73	4.92	(0.20)	(0.73)	(0.93)
Year Ended 2/28/2023	$18.30	0.19	(1.98)	(1.79)	(0.18)	(0.80)	(0.98)
Year Ended 2/28/2022	$16.85	0.17	2.81	2.98	(0.22)	(1.31)	(1.53)
Year Ended 2/28/2021	$13.88	0.20	3.98	4.18	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$13.63	0.29	0.76	1.05	(0.18)	(0.62)	(0.80)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Select Large Cap Equity Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2024	$19.52	32.41%	0.76%	0.46%	1.07%	61%	$623,513
Year Ended 2/28/2023	$15.53	(9.54% )	0.76% (d)	0.43% (d)	1.17%	55%	$559,371
Year Ended 2/28/2022	$18.30	17.40%	0.75% (d)	0.42% (d)	0.92%	58%	$700,548
Year Ended 2/28/2021	$16.85	31.26%	0.78% (d)	0.41% (d)	1.29%	64%	$724,055
Year Ended 2/29/2020	$13.88	7.72%	0.80%	0.42%	2.04%	46%	$364,432
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
19

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Select Large Cap Equity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Select Large Cap Equity Fund  | Annual Report 2024
21

Notes to Financial Statements (continued)
February 29, 2024
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund
22
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2024:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	194,993
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Option contracts written ($)
Equity risk	(206,390)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Option contracts written ($)
Equity risk	(45,385)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended February 29, 2024:
Derivative instrument	Average value ($)
Option contracts written	(12,894)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2024:
Morgan Stanley ($)
Liabilities
Call option contracts written	194,993
Total financial and derivative net assets	(194,993)
Total collateral received (pledged) (a)	(194,993)
Net amount (b)	-

Columbia Select Large Cap Equity Fund  | Annual Report 2024
23

Notes to Financial Statements (continued)
February 29, 2024
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2024 was 0.73% of the Fund’s average daily net assets.
The Investment Manager has contractually agreed to implement a waiver with respect to Fund assets invested in funds that pay a management or advisory fee to the Investment Manager or its affiliate (underlying affiliated funds). Under this arrangement, the Investment Manager waives its net management fee (management fee less reimbursements/waivers) with respect to the Fund in an amount equal to the net management or advisory fee (fee less reimbursement/waivers) payable by an underlying affiliated fund on the assets invested by the Fund in the underlying affiliated fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
25

Notes to Financial Statements (continued)
February 29, 2024
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $541.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
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Columbia Select Large Cap Equity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	84,675
Class C	—	1.00 (b)	155

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2023 through June 30, 2024	Prior to July 1, 2023
Class A	0.85%	0.80%
Advisor Class	0.60	0.55
Class C	1.60	1.55
Institutional Class	0.60	0.55
Institutional 2 Class	0.53	0.49
Institutional 3 Class	0.48	0.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
27

Notes to Financial Statements (continued)
February 29, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
12,992,520	52,909,964	65,902,484	26,106,407	46,381,645	72,488,052
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,315,069	41,727,549	—	533,756,938
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
888,420,622	541,861,436	(8,104,498)	533,756,938
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $786,087,170 and $909,536,921, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
Note 9. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Select Large Cap Equity Fund  | Annual Report 2024
29

Notes to Financial Statements (continued)
February 29, 2024
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 29, 2024, affiliated shareholders of record owned 44.3% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30
Columbia Select Large Cap Equity Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Equity Fund  | Annual Report 2024
31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$82,769,232
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

32
Columbia Select Large Cap Equity Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Select Large Cap Equity Fund  | Annual Report 2024
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
34
Columbia Select Large Cap Equity Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Select Large Cap Equity Fund  | Annual Report 2024
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

36
Columbia Select Large Cap Equity Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Select Large Cap Equity Fund  | Annual Report 2024
37

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Columbia Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN172_02_P01_(04/24)

Columbia Large Cap Index Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Index Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.

Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao, CFA
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	29.86	14.26	12.20
Institutional Class	12/15/93	30.19	14.55	12.48
Institutional 2 Class	11/08/12	30.20	14.55	12.48
Institutional 3 Class*	03/01/17	30.20	14.55	12.49
S&P 500 Index		30.45	14.76	12.70
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Index Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	8.9
Consumer Discretionary	10.6
Consumer Staples	6.0
Energy	3.7
Financials	13.0
Health Care	12.5
Industrials	8.8
Information Technology	29.8
Materials	2.3
Real Estate	2.3
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Large Cap Index Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
At February 29, 2024, approximately 33.64% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Large Cap Index Fund returned 29.86%. The Fund’s benchmark, the unmanaged S&P 500 Index, returned 30.45% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
The U.S. equity market, as measured by the S&P 500 Index, posted solid returns during the annual period, though such performance masked notably persistent volatility. As the annual period began in March 2023, the failure of several U.S. banks, together with the collapse of the 167-year-old European financial giant Credit Suisse, ignited fears that a banking crisis could emerge. These worries rapidly dissipated, however, leading to a strong rally in the final week of March 2023. U.S. equities were then propelled through most of the second calendar quarter by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the tightening cycle of the U.S. Federal Reserve (Fed). The broad U.S. equity market then stumbled in the third quarter of 2023 amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally, which extended into December, was further supported by fresh economic data that reinforced hopes the Fed could soon be done raising rates. News of the Fed’s December forecast for three rate cuts in 2024 amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of 2023.
Following a broad and deep rally to end 2023, U.S. equity markets were mixed in January 2024, with U.S. large-cap stocks generally positive but U.S. small-cap stocks negative overall. Economic indicators remained encouraging as a whole, but the month ended with Fed Chair Powell stating that a March 2024 rate cut was “probably not the most likely case.” Also, the trend of broadened market leadership witnessed in late 2023 reversed course, with mega-cap stocks outperforming again. February 2024 then saw a rally in the U.S. equity market across the capitalization spectrum, with the S&P 500 Index notching a new all-time high and market leadership re-broadening even as market expectations for the timing of the Fed’s first interest rate cut moved from March to June 2024.
For the annual period overall, all capitalization segments within the U.S. equity market posted positive absolute returns, with large-cap stocks the strongest, followed by mid-cap stocks and then small-cap stocks. From a style perspective, growth-oriented stocks notably outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market.
Ten of the eleven sectors of the S&P 500 Index posted a positive return during the 12 months ended February 29, 2024.
The Fund’s notable detractors during the period
•
The utilities sector was the only sector in the S&P 500 Index to post a negative total return during the annual period. Energy and real estate each generated a positive total return but were also among the weakest sectors in the S&P 500 Index during the annual period.
•
Similarly, on the basis of impact, which takes weightings and total returns into account, utilities, energy and real estate were the weakest sectors, with utilities detracting and energy and real estate contributing least.
•
The worst performing industries for the annual period on the basis of impact were personal care products; food products; automobile components; energy equipment and services; and metals and mining.
Columbia Large Cap Index Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Top individual detractors were pharmaceutical companies Pfizer Inc. and Bristol-Myers Squibb Co., financial institutions First Republic Bank and Charles Schwab Corp., and utilities company NextEra Energy, Inc.
The Fund’s notable contributors during the period
•
In terms of total return, the information technology, communication services and consumer discretionary sectors were the best relative performers.
•
On the basis of impact, the information technology sector was by far the biggest contributor to the Index’s return, followed at some distance by the communication services and consumer discretionary sectors.
•
The top performing industries for the annual period on the basis of impact were semiconductors and semiconductor equipment, software, interactive media and services; broadline retail, and technology hardware storage and peripherals.
•
Top individual contributors within the S&P 500 Index during the annual period included information technology giants Microsoft Corp., NVIDIA Corp. and Apple Inc., e-commerce retailing behemoth Amazon.com, Inc., and social media platform leader Meta Platforms Inc. (Class A).
•
Information technology remained the largest sector by weighting in the S&P 500 Index as of February 29, 2024, with a weighting of 29.80%.
•
As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Large Cap Index Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,136.60	1,022.63	2.39	2.26	0.45
Institutional Class	1,000.00	1,000.00	1,138.00	1,023.87	1.06	1.01	0.20
Institutional 2 Class	1,000.00	1,000.00	1,138.10	1,023.87	1.06	1.01	0.20
Institutional 3 Class	1,000.00	1,000.00	1,138.20	1,023.87	1.06	1.01	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Index Fund  | Annual Report 2024
7

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 8.8%
Diversified Telecommunication Services 0.7%
AT&T, Inc.	554,840	9,393,441
Verizon Communications, Inc.	326,237	13,056,005
Total		22,449,446
Entertainment 1.3%
Electronic Arts, Inc.	18,993	2,649,143
Live Nation Entertainment, Inc.(a)	11,010	1,067,750
Netflix, Inc.(a)	33,964	20,477,575
Take-Two Interactive Software, Inc.(a)	12,273	1,803,272
Walt Disney Co. (The)	141,990	15,843,244
Warner Bros Discovery, Inc.(a)	172,201	1,513,647
Total		43,354,631
Interactive Media & Services 6.0%
Alphabet, Inc., Class A(a)	459,235	63,585,678
Alphabet, Inc., Class C(a)	386,505	54,025,669
Match Group, Inc.(a)	21,093	760,192
Meta Platforms, Inc., Class A	172,241	84,420,481
Total		202,792,020
Media 0.6%
Charter Communications, Inc., Class A(a)	7,805	2,294,124
Comcast Corp., Class A	311,612	13,352,574
Fox Corp., Class A	19,184	571,491
Fox Corp., Class B	10,238	280,317
Interpublic Group of Companies, Inc. (The)	29,721	933,239
News Corp., Class A	29,533	793,847
News Corp., Class B	8,909	249,363
Omnicom Group, Inc.	15,360	1,357,670
Paramount Global, Class B	37,438	413,316
Total		20,245,941
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.	39,487	6,448,227
Total Communication Services		295,290,265
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 10.5%
Automobile Components 0.1%
Aptiv PLC(a)	21,950	1,744,805
BorgWarner, Inc.	18,240	567,811
Total		2,312,616
Automobiles 1.5%
Ford Motor Co.	305,130	3,795,817
General Motors Co.	106,271	4,354,986
Tesla, Inc.(a)	214,615	43,326,476
Total		51,477,279
Broadline Retail 3.8%
Amazon.com, Inc.(a)	705,688	124,737,411
eBay, Inc.	40,274	1,904,155
Etsy, Inc.(a)	9,292	666,143
Total		127,307,709
Distributors 0.1%
Genuine Parts Co.	10,879	1,623,800
LKQ Corp.	20,766	1,085,854
Pool Corp.	3,001	1,194,758
Total		3,904,412
Hotels, Restaurants & Leisure 2.1%
Airbnb, Inc., Class A(a)	33,736	5,312,408
Booking Holdings, Inc.(a)	2,707	9,390,123
Caesars Entertainment, Inc.(a)	16,739	727,644
Carnival Corp.(a)	78,182	1,239,967
Chipotle Mexican Grill, Inc.(a)	2,130	5,727,080
Darden Restaurants, Inc.	9,336	1,593,749
Domino’s Pizza, Inc.	2,707	1,213,683
Expedia Group, Inc.(a)	10,346	1,415,540
Hilton Worldwide Holdings, Inc.	19,900	4,065,968
Las Vegas Sands Corp.	28,646	1,561,780
Marriott International, Inc., Class A	19,144	4,783,511
McDonald’s Corp.	56,286	16,451,272
MGM Resorts International(a)	21,205	917,752
Norwegian Cruise Line Holdings Ltd.(a)	33,013	640,122
Royal Caribbean Cruises Ltd.(a)	18,293	2,256,442
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Large Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Starbucks Corp.	88,665	8,414,308
Wynn Resorts Ltd.	7,450	783,740
Yum! Brands, Inc.	21,752	3,010,912
Total		69,506,001
Household Durables 0.4%
D.R. Horton, Inc.	23,386	3,494,804
Garmin Ltd.	11,878	1,631,443
Lennar Corp., Class A	19,412	3,076,996
Mohawk Industries, Inc.(a)	4,102	486,579
NVR, Inc.(a)	247	1,883,516
PulteGroup, Inc.	16,730	1,813,198
Whirlpool Corp.	4,257	457,159
Total		12,843,695
Leisure Products 0.0%
Hasbro, Inc.	10,120	508,935
Specialty Retail 2.0%
AutoZone, Inc.(a)	1,368	4,112,236
Bath & Body Works, Inc.	17,645	806,377
Best Buy Co., Inc.	15,031	1,215,707
CarMax, Inc.(a)	12,313	972,727
Home Depot, Inc. (The)	77,605	29,537,239
Lowe’s Companies, Inc.	44,784	10,778,165
O’Reilly Automotive, Inc.(a)	4,591	4,992,345
Ross Stores, Inc.	26,278	3,914,371
TJX Companies, Inc. (The)	88,780	8,801,649
Tractor Supply Co.	8,390	2,133,745
Ulta Beauty, Inc.(a)	3,820	2,095,499
Total		69,360,060
Textiles, Apparel & Luxury Goods 0.5%
lululemon athletica, Inc.(a)	8,936	4,173,916
NIKE, Inc., Class B	94,983	9,871,583
Ralph Lauren Corp.	3,085	573,563
Tapestry, Inc.	17,785	845,321
VF Corp.	25,651	419,138
Total		15,883,521
Total Consumer Discretionary		353,104,228
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.9%
Beverages 1.4%
Brown-Forman Corp., Class B	14,199	855,206
Coca-Cola Co. (The)	301,946	18,122,799
Constellation Brands, Inc., Class A	12,542	3,116,938
Keurig Dr. Pepper, Inc.	78,128	2,336,808
Molson Coors Beverage Co., Class B	14,369	896,913
Monster Beverage Corp.(a)	57,324	3,387,848
PepsiCo, Inc.	106,689	17,639,959
Total		46,356,471
Consumer Staples Distribution & Retail 1.8%
Costco Wholesale Corp.	34,357	25,557,829
Dollar General Corp.	17,031	2,474,775
Dollar Tree, Inc.(a)	16,219	2,379,003
Kroger Co. (The)	51,353	2,547,622
Sysco Corp.	39,126	3,168,032
Target Corp.	35,820	5,477,595
Walgreens Boots Alliance, Inc.	55,643	1,182,970
Walmart, Inc.	332,094	19,464,029
Total		62,251,855
Food Products 0.8%
Archer-Daniels-Midland Co.	41,390	2,198,223
Bunge Global SA	11,274	1,063,927
Campbell Soup Co.	15,243	649,962
ConAgra Foods, Inc.	37,090	1,041,487
General Mills, Inc.	45,107	2,894,967
Hershey Co. (The)	11,631	2,185,698
Hormel Foods Corp.	22,476	793,852
JM Smucker Co. (The)	8,236	989,720
Kellanova	20,466	1,128,700
Kraft Heinz Co. (The)	61,866	2,182,632
Lamb Weston Holdings, Inc.	11,246	1,149,454
McCormick & Co., Inc.	19,500	1,342,770
Mondelez International, Inc., Class A	105,568	7,713,854
Tyson Foods, Inc., Class A	22,134	1,200,548
Total		26,535,794
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.2%
Church & Dwight Co., Inc.	19,119	1,914,194
Clorox Co. (The)	9,622	1,475,149
Colgate-Palmolive Co.	63,893	5,528,022
Kimberly-Clark Corp.	26,224	3,177,562
Procter & Gamble Co. (The)	182,894	29,069,173
Total		41,164,100
Personal Care Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	18,027	2,678,452
Kenvue, Inc.	133,743	2,541,117
Total		5,219,569
Tobacco 0.5%
Altria Group, Inc.	137,247	5,614,775
Philip Morris International, Inc.	120,466	10,837,121
Total		16,451,896
Total Consumer Staples		197,979,685
Energy 3.7%
Energy Equipment & Services 0.3%
Baker Hughes Co.	78,084	2,310,505
Halliburton Co.	69,456	2,435,822
Schlumberger NV	110,848	5,357,284
Total		10,103,611
Oil, Gas & Consumable Fuels 3.4%
APA Corp.	23,801	709,032
Chevron Corp.	136,235	20,709,082
ConocoPhillips Co.	92,143	10,369,773
Coterra Energy, Inc.	58,370	1,504,779
Devon Energy Corp.	49,718	2,190,575
Diamondback Energy, Inc.	13,889	2,535,020
EOG Resources, Inc.	45,252	5,179,544
EQT Corp.	31,919	1,185,791
Exxon Mobil Corp.(b)	310,839	32,488,892
Hess Corp.	21,452	3,126,629
Kinder Morgan, Inc.	150,063	2,609,596
Marathon Oil Corp.	45,415	1,101,314
Marathon Petroleum Corp.	29,464	4,986,193
Occidental Petroleum Corp.	51,237	3,105,474
ONEOK, Inc.	45,206	3,395,875
Common Stocks (continued)
Issuer	Shares	Value ($)
Phillips 66	34,140	4,865,291
Pioneer Natural Resources Co.	18,105	4,258,115
Targa Resources Corp.	17,303	1,699,847
Valero Energy Corp.	26,419	3,737,232
Williams Companies, Inc. (The)	94,400	3,392,736
Total		113,150,790
Total Energy		123,254,401
Financials 12.8%
Banks 3.2%
Bank of America Corp.	534,270	18,443,000
Citigroup, Inc.	148,517	8,241,208
Citizens Financial Group, Inc.	36,179	1,135,659
Comerica, Inc.	10,233	505,306
Fifth Third Bancorp	52,847	1,814,766
Huntington Bancshares, Inc.	112,370	1,465,305
JPMorgan Chase & Co.	224,341	41,740,887
KeyCorp	72,654	1,036,773
M&T Bank Corp.	12,878	1,799,572
PNC Financial Services Group, Inc. (The)	30,911	4,550,099
Regions Financial Corp.	72,173	1,344,583
Truist Financial Corp.	103,492	3,620,150
U.S. Bancorp	120,823	5,069,733
Wells Fargo & Co.	281,814	15,666,040
Zions Bancorp	11,496	453,287
Total		106,886,368
Capital Markets 2.7%
Ameriprise Financial, Inc.(c)	7,853	3,198,998
Bank of New York Mellon Corp. (The)	59,680	3,347,451
BlackRock, Inc.	10,851	8,803,850
Blackstone, Inc.	55,138	7,047,739
Cboe Global Markets, Inc.	8,191	1,572,672
Charles Schwab Corp. (The)	115,485	7,712,088
CME Group, Inc.	27,935	6,155,477
FactSet Research Systems, Inc.	2,948	1,363,686
Franklin Resources, Inc.	21,876	600,496
Goldman Sachs Group, Inc. (The)	25,306	9,845,299
Intercontinental Exchange, Inc.	44,415	6,147,924
Invesco Ltd.	34,885	537,578
MarketAxess Holdings, Inc.	2,941	627,639
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Large Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Moody’s Corp.	12,213	4,633,857
Morgan Stanley	98,071	8,438,029
MSCI, Inc.	6,137	3,442,673
Nasdaq, Inc.	26,416	1,484,579
Northern Trust Corp.	16,066	1,319,501
Raymond James Financial, Inc.	14,583	1,754,627
S&P Global, Inc.	25,142	10,770,332
State Street Corp.	23,946	1,765,539
T. Rowe Price Group, Inc.	17,341	1,965,602
Total		92,535,636
Consumer Finance 0.5%
American Express Co.	44,675	9,802,589
Capital One Financial Corp.	29,554	4,066,926
Discover Financial Services	19,404	2,342,063
Synchrony Financial	32,111	1,326,184
Total		17,537,762
Financial Services 4.3%
Berkshire Hathaway, Inc., Class B(a)	141,188	57,802,367
Fidelity National Information Services, Inc.	45,977	3,181,149
Fiserv, Inc.(a)	46,574	6,952,101
FleetCor Technologies, Inc.(a)	5,603	1,564,750
Global Payments, Inc.	20,206	2,620,718
Jack Henry & Associates, Inc.	5,651	981,974
MasterCard, Inc., Class A	64,260	30,508,078
PayPal Holdings, Inc.(a)	83,663	5,048,225
Visa, Inc., Class A	123,694	34,960,872
Total		143,620,234
Insurance 2.1%
Aflac, Inc.	41,266	3,331,816
Allstate Corp. (The)	20,307	3,239,373
American International Group, Inc.	54,478	3,970,901
Aon PLC, Class A	15,537	4,909,537
Arch Capital Group Ltd.(a)	28,958	2,536,431
Arthur J Gallagher & Co.	16,754	4,086,803
Assurant, Inc.	4,081	740,497
Brown & Brown, Inc.	18,330	1,543,569
Chubb Ltd.	31,659	7,967,621
Cincinnati Financial Corp.	12,176	1,388,064
Common Stocks (continued)
Issuer	Shares	Value ($)
Everest Group Ltd.	3,368	1,242,388
Globe Life, Inc.	6,646	843,577
Hartford Financial Services Group, Inc. (The)	23,340	2,236,906
Loews Corp.	14,206	1,067,297
Marsh & McLennan Companies, Inc.	38,262	7,739,255
MetLife, Inc.	48,248	3,364,815
Principal Financial Group, Inc.	17,021	1,376,318
Progressive Corp. (The)	45,399	8,605,834
Prudential Financial, Inc.	28,014	3,053,246
Travelers Companies, Inc. (The)	17,724	3,916,295
Willis Towers Watson PLC	8,013	2,184,424
WR Berkley Corp.	15,809	1,321,632
Total		70,666,599
Total Financials		431,246,599
Health Care 12.4%
Biotechnology 1.9%
AbbVie, Inc.	137,005	24,119,730
Amgen, Inc.	41,530	11,372,160
Biogen, Inc.(a)	11,244	2,439,836
Gilead Sciences, Inc.	96,693	6,971,565
Incyte Corp.(a)	14,434	842,368
Moderna, Inc.(a)	25,741	2,374,350
Regeneron Pharmaceuticals, Inc.(a)	8,313	8,031,106
Vertex Pharmaceuticals, Inc.(a)	19,996	8,413,117
Total		64,564,232
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	134,663	15,976,418
Align Technology, Inc.(a)	5,527	1,671,475
Baxter International, Inc.	39,368	1,610,938
Becton Dickinson & Co.	22,512	5,302,702
Boston Scientific Corp.(a)	113,623	7,522,979
Cooper Cos, Inc. (The)	15,372	1,438,819
Dentsply Sirona, Inc.	16,440	537,259
DexCom, Inc.(a)	29,983	3,450,144
Edwards Lifesciences Corp.(a)	47,064	3,994,322
GE HealthCare Technologies, Inc.	31,447	2,870,482
Hologic, Inc.(a)	19,007	1,402,717
IDEXX Laboratories, Inc.(a)	6,448	3,709,083
Insulet Corp.(a)	5,419	888,716
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuitive Surgical, Inc.(a)	27,321	10,534,978
Medtronic PLC	103,249	8,606,837
ResMed, Inc.	11,414	1,982,840
STERIS PLC	7,667	1,785,721
Stryker Corp.	26,237	9,158,549
Teleflex, Inc.	3,647	812,515
Zimmer Biomet Holdings, Inc.	16,217	2,016,746
Total		85,274,240
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	19,126	2,141,729
Cencora, Inc.	12,937	3,047,957
Centene Corp.(a)	41,454	3,251,237
Cigna Group (The)	22,707	7,632,731
CVS Health Corp.	99,669	7,412,384
DaVita, Inc.(a)	4,180	530,735
Elevance Health, Inc.	18,233	9,139,291
HCA Healthcare, Inc.	15,370	4,790,829
Henry Schein, Inc.(a)	10,133	774,871
Humana, Inc.	9,553	3,346,607
Laboratory Corp. of America Holdings	6,588	1,421,888
McKesson Corp.	10,326	5,384,080
Molina Healthcare, Inc.(a)	4,524	1,782,049
Quest Diagnostics, Inc.	8,725	1,089,665
UnitedHealth Group, Inc.	71,774	35,427,646
Universal Health Services, Inc., Class B	4,734	790,862
Total		87,964,561
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	22,705	3,118,759
Bio-Rad Laboratories, Inc., Class A(a)	1,624	529,229
Bio-Techne Corp.	12,272	902,851
Charles River Laboratories International, Inc.(a)	3,981	1,011,930
Danaher Corp.	51,033	12,918,494
Illumina, Inc.(a)	12,323	1,723,125
IQVIA Holdings, Inc.(a)	14,210	3,512,144
Mettler-Toledo International, Inc.(a)	1,683	2,099,071
Revvity, Inc.	9,576	1,049,434
Thermo Fisher Scientific, Inc.	29,982	17,095,137
Common Stocks (continued)
Issuer	Shares	Value ($)
Waters Corp.(a)	4,588	1,548,083
West Pharmaceutical Services, Inc.	5,742	2,057,703
Total		47,565,960
Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	157,897	8,013,273
Catalent, Inc.(a)	13,989	802,129
Eli Lilly & Co.	61,879	46,636,965
Johnson & Johnson	186,804	30,146,429
Merck & Co., Inc.	196,640	25,002,776
Pfizer, Inc.	438,160	11,637,530
Viatris, Inc.	93,094	1,151,573
Zoetis, Inc.	35,627	7,065,903
Total		130,456,578
Total Health Care		415,825,571
Industrials 8.6%
Aerospace & Defense 1.5%
Axon Enterprise, Inc.(a)	5,466	1,680,085
Boeing Co. (The)(a)	44,129	8,989,960
General Dynamics Corp.	17,577	4,802,915
Howmet Aerospace, Inc.	30,354	2,020,059
Huntington Ingalls Industries, Inc.	3,082	898,773
L3Harris Technologies, Inc.	14,708	3,113,095
Lockheed Martin Corp.	17,135	7,337,892
Northrop Grumman Corp.	10,999	5,070,759
RTX Corp.	111,581	10,005,468
Textron, Inc.	15,210	1,354,755
TransDigm Group, Inc.	4,292	5,054,860
Total		50,328,621
Air Freight & Logistics 0.4%
CH Robinson Worldwide, Inc.	9,052	670,572
Expeditors International of Washington, Inc.	11,282	1,349,327
FedEx Corp.	17,949	4,468,763
United Parcel Service, Inc., Class B	56,125	8,321,092
Total		14,809,754
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Large Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.5%
Allegion PLC	6,812	871,050
AO Smith Corp.	9,531	790,120
Builders FirstSource, Inc.(a)	9,576	1,869,044
Carrier Global Corp.	65,110	3,618,814
Johnson Controls International PLC	52,793	3,129,041
Masco Corp.	17,421	1,337,236
Trane Technologies PLC	17,724	4,997,636
Total		16,612,941
Commercial Services & Supplies 0.6%
Cintas Corp.	6,718	4,223,002
Copart, Inc.(a)	67,804	3,603,783
Republic Services, Inc.	15,870	2,913,732
Rollins, Inc.	21,786	960,109
Veralto Corp.	17,011	1,470,091
Waste Management, Inc.	28,442	5,849,097
Total		19,019,814
Construction & Engineering 0.1%
Quanta Services, Inc.	11,274	2,722,784
Electrical Equipment 0.6%
AMETEK, Inc.	17,910	3,227,024
Eaton Corp. PLC	30,986	8,954,954
Emerson Electric Co.	44,240	4,727,044
Generac Holdings, Inc.(a)	4,767	536,335
Hubbell, Inc.	4,162	1,584,348
Rockwell Automation, Inc.	8,899	2,536,927
Total		21,566,632
Ground Transportation 1.2%
CSX Corp.	153,347	5,817,985
JB Hunt Transport Services, Inc.	6,323	1,304,498
Norfolk Southern Corp.	17,548	4,446,312
Old Dominion Freight Line, Inc.	6,943	3,072,139
Uber Technologies, Inc.(a)	159,689	12,695,276
Union Pacific Corp.	47,305	12,000,805
Total		39,337,015
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.8%
3M Co.	42,860	3,948,263
General Electric Co.	84,458	13,250,616
Honeywell International, Inc.	51,158	10,166,629
Total		27,365,508
Machinery 1.7%
Caterpillar, Inc.	39,587	13,220,475
Cummins, Inc.	10,999	2,954,441
Deere & Co.	20,784	7,587,199
Dover Corp.	10,855	1,795,200
Fortive Corp.	27,271	2,321,580
IDEX Corp.	5,869	1,384,497
Illinois Tool Works, Inc.	21,247	5,569,901
Ingersoll Rand, Inc.	31,412	2,868,858
Nordson Corp.	4,203	1,116,527
Otis Worldwide Corp.	31,758	3,026,538
PACCAR, Inc.	40,591	4,501,136
Parker-Hannifin Corp.	9,970	5,338,437
Pentair PLC	12,827	997,812
Snap-On, Inc.	4,096	1,129,103
Stanley Black & Decker, Inc.	11,897	1,062,283
Westinghouse Air Brake Technologies Corp.	13,903	1,964,355
Xylem, Inc.	18,708	2,376,851
Total		59,215,193
Passenger Airlines 0.2%
American Airlines Group, Inc.(a)	50,715	795,211
Delta Air Lines, Inc.	49,933	2,110,668
Southwest Airlines Co.	46,258	1,585,262
United Airlines Holdings, Inc.(a)	25,451	1,157,766
Total		5,648,907
Professional Services 0.7%
Automatic Data Processing, Inc.	31,917	8,015,316
Broadridge Financial Solutions, Inc.	9,129	1,858,482
Ceridian HCM Holding, Inc.(a)	12,104	844,375
Equifax, Inc.	9,562	2,616,067
Jacobs Solutions, Inc.	9,771	1,432,917
Leidos Holdings, Inc.	10,670	1,364,266
Paychex, Inc.	24,948	3,059,124
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
13

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Paycom Software, Inc.	3,806	694,176
Robert Half, Inc.	8,217	660,647
Verisk Analytics, Inc.	11,254	2,722,343
Total		23,267,713
Trading Companies & Distributors 0.3%
Fastenal Co.	44,342	3,237,410
United Rentals, Inc.	5,260	3,646,600
W.W. Grainger, Inc.	3,428	3,337,021
Total		10,221,031
Total Industrials		290,115,913
Information Technology 29.5%
Communications Equipment 0.8%
Arista Networks, Inc.(a)	19,554	5,427,017
Cisco Systems, Inc.	314,321	15,203,707
F5, Inc.(a)	4,633	867,390
Juniper Networks, Inc.	24,744	916,270
Motorola Solutions, Inc.	12,879	4,255,093
Total		26,669,477
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	46,429	5,071,904
CDW Corp.	10,395	2,559,353
Corning, Inc.	59,586	1,921,053
Jabil, Inc.	9,928	1,430,525
Keysight Technologies, Inc.(a)	13,780	2,126,254
TE Connectivity Ltd.	24,116	3,462,093
Teledyne Technologies, Inc.(a)	3,662	1,564,663
Trimble Navigation Ltd.(a)	19,304	1,181,212
Zebra Technologies Corp., Class A(a)	3,986	1,114,007
Total		20,431,064
IT Services 1.2%
Accenture PLC, Class A	48,703	18,252,910
Akamai Technologies, Inc.(a)	11,705	1,298,319
Cognizant Technology Solutions Corp., Class A	38,910	3,074,668
EPAM Systems, Inc.(a)	4,478	1,363,103
Gartner, Inc.(a)	6,049	2,816,172
International Business Machines Corp.	70,858	13,110,856
VeriSign, Inc.(a)	6,893	1,346,134
Total		41,262,162
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 9.7%
Advanced Micro Devices, Inc.(a)	125,376	24,138,641
Analog Devices, Inc.	38,669	7,417,488
Applied Materials, Inc.	64,915	13,088,162
Broadcom, Inc.	34,062	44,297,290
Enphase Energy, Inc.(a)	10,596	1,345,798
First Solar, Inc.(a)	8,291	1,275,902
Intel Corp.	327,161	14,084,281
KLA Corp.	10,548	7,196,900
Lam Research Corp.	10,227	9,595,483
Microchip Technology, Inc.	41,985	3,532,618
Micron Technology, Inc.	85,207	7,720,606
Monolithic Power Systems, Inc.	3,718	2,677,109
NVIDIA Corp.	191,671	151,634,762
NXP Semiconductors NV	20,002	4,995,099
ON Semiconductor Corp.(a)	33,422	2,637,664
Qorvo, Inc.(a)	7,554	865,311
QUALCOMM, Inc.	86,369	13,628,165
Skyworks Solutions, Inc.	12,369	1,297,756
Teradyne, Inc.	11,863	1,228,888
Texas Instruments, Inc.	70,476	11,792,749
Total		324,450,672
Software 10.8%
Adobe, Inc.(a)	35,331	19,795,253
ANSYS, Inc.(a)	6,735	2,250,635
Autodesk, Inc.(a)	16,588	4,282,524
Cadence Design Systems, Inc.(a)	21,112	6,426,071
Fair Isaac Corp.(a)	1,918	2,435,687
Fortinet, Inc.(a)	49,459	3,418,112
Gen Digital, Inc.	43,753	940,252
Intuit, Inc.	21,748	14,416,532
Microsoft Corp.	576,742	238,563,561
Oracle Corp.	123,293	13,769,362
Palo Alto Networks, Inc.(a)	24,119	7,490,155
PTC, Inc.(a)	9,221	1,687,535
Roper Technologies, Inc.	8,289	4,515,267
Salesforce, Inc.(a)	75,505	23,317,454
ServiceNow, Inc.(a)	15,908	12,270,477
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Large Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Synopsys, Inc.(a)	11,802	6,771,161
Tyler Technologies, Inc.(a)	3,265	1,427,262
Total		363,777,300
Technology Hardware, Storage & Peripherals 6.4%
Apple, Inc.	1,134,476	205,056,537
Hewlett Packard Enterprise Co.	99,550	1,516,146
HP, Inc.	67,487	1,911,907
NetApp, Inc.	16,202	1,443,922
Seagate Technology Holdings PLC	15,096	1,404,683
Western Digital Corp.(a)	25,161	1,496,325
Total		212,829,520
Total Information Technology		989,420,195
Materials 2.3%
Chemicals 1.5%
Air Products & Chemicals, Inc.	17,239	4,034,615
Albemarle Corp.	9,107	1,255,400
Celanese Corp., Class A	7,771	1,180,959
CF Industries Holdings, Inc.	14,826	1,196,755
Corteva, Inc.	54,687	2,926,848
Dow, Inc.	54,428	3,041,437
DuPont de Nemours, Inc.	33,371	2,308,939
Eastman Chemical Co.	9,201	807,296
Ecolab, Inc.	19,693	4,427,774
FMC Corp.	9,681	545,912
International Flavors & Fragrances, Inc.	19,810	1,495,655
Linde PLC	37,627	16,887,750
LyondellBasell Industries NV, Class A	19,885	1,994,068
Mosaic Co. (The)	25,362	790,280
PPG Industries, Inc.	18,298	2,590,997
Sherwin-Williams Co. (The)	18,274	6,067,516
Total		51,552,201
Construction Materials 0.2%
Martin Marietta Materials, Inc.	4,796	2,770,697
Vulcan Materials Co.	10,311	2,741,179
Total		5,511,876
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.2%
Amcor PLC	112,158	1,016,152
Avery Dennison Corp.	6,249	1,353,096
Ball Corp.	24,467	1,566,377
International Paper Co.	26,851	949,451
Packaging Corp. of America	6,955	1,260,177
WestRock Co.	19,897	901,135
Total		7,046,388
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	111,276	4,207,346
Newmont Corp.	89,433	2,794,781
Nucor Corp.	19,077	3,668,507
Steel Dynamics, Inc.	11,803	1,579,477
Total		12,250,111
Total Materials		76,360,576
Real Estate 2.3%
Diversified REITs 0.0%
Federal Realty Investment Trust	5,701	574,946
Health Care REITs 0.2%
Healthpeak Properties, Inc.	54,922	919,944
Ventas, Inc.	31,225	1,320,505
Welltower, Inc.	42,949	3,958,180
Total		6,198,629
Hotel & Resort REITs 0.0%
Host Hotels & Resorts, Inc.	54,742	1,135,349
Industrial REITs 0.3%
Prologis, Inc.	71,700	9,555,459
Office REITs 0.1%
Alexandria Real Estate Equities, Inc.	12,136	1,513,723
Boston Properties, Inc.	11,204	725,123
Total		2,238,846
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	23,652	2,173,382
CoStar Group, Inc.(a)	31,689	2,757,894
Total		4,931,276
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
15

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Residential REITs 0.3%
AvalonBay Communities, Inc.	11,020	1,950,871
Camden Property Trust	8,285	782,767
Equity Residential	26,815	1,614,531
Essex Property Trust, Inc.	4,981	1,152,603
Invitation Homes, Inc.	44,639	1,520,851
Mid-America Apartment Communities, Inc.	9,055	1,138,032
UDR, Inc.	23,483	833,646
Total		8,993,301
Retail REITs 0.3%
Kimco Realty Corp.	51,603	1,019,675
Realty Income Corp.	64,524	3,362,346
Regency Centers Corp.	12,748	789,739
Simon Property Group, Inc.	25,316	3,750,312
Total		8,922,072
Specialized REITs 1.0%
American Tower Corp.	36,174	7,193,562
Crown Castle, Inc.	33,678	3,702,559
Digital Realty Trust, Inc.	23,501	3,450,182
Equinix, Inc.	7,285	6,475,054
Extra Space Storage, Inc.	16,395	2,311,203
Iron Mountain, Inc.	22,658	1,781,825
Public Storage	12,280	3,485,924
SBA Communications Corp.	8,372	1,751,674
VICI Properties, Inc.	80,279	2,402,750
Weyerhaeuser Co.	56,648	1,947,558
Total		34,502,291
Total Real Estate		77,052,169
Utilities 2.1%
Electric Utilities 1.4%
Alliant Energy Corp.	19,802	945,545
American Electric Power Co., Inc.	40,808	3,476,434
Constellation Energy Corp.	24,784	4,174,865
Duke Energy Corp.	59,807	5,492,077
Edison International	29,743	2,023,119
Entergy Corp.	16,410	1,666,764
Evergy, Inc.	17,826	883,100
Eversource Energy	27,108	1,591,240
Common Stocks (continued)
Issuer	Shares	Value ($)
Exelon Corp.	77,246	2,768,497
FirstEnergy Corp.	40,075	1,467,146
NextEra Energy, Inc.	159,212	8,786,910
NRG Energy, Inc.	17,519	969,151
PG&E Corp.	165,560	2,763,196
Pinnacle West Capital Corp.	8,800	601,304
PPL Corp.	57,201	1,508,390
Southern Co. (The)	84,632	5,691,502
Xcel Energy, Inc.	42,821	2,256,238
Total		47,065,478
Gas Utilities 0.0%
Atmos Energy Corp.	11,523	1,301,062
Independent Power and Renewable Electricity Producers 0.0%
AES Corp. (The)	51,963	789,838
Multi-Utilities 0.6%
Ameren Corp.	20,404	1,452,561
CenterPoint Energy, Inc.	48,983	1,347,032
CMS Energy Corp.	22,641	1,298,914
Consolidated Edison, Inc.	26,789	2,336,269
Dominion Energy, Inc.	64,935	3,105,841
DTE Energy Co.	15,999	1,733,492
NiSource, Inc.	32,068	835,692
Public Service Enterprise Group, Inc.	38,669	2,412,946
Sempra	48,836	3,447,821
WEC Energy Group, Inc.	24,478	1,921,278
Total		19,891,846
Water Utilities 0.1%
American Water Works Co., Inc.	15,109	1,791,021
Total Utilities		70,839,245
Total Common Stocks (Cost $764,556,970)		3,320,488,847

The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Large Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(c),(d)	29,259,962	29,254,110
Total Money Market Funds (Cost $29,250,841)		29,254,110
Total Investments in Securities (Cost: $793,807,811)		3,349,742,957
Other Assets & Liabilities, Net		5,369,940
Net Assets		3,355,112,897
At February 29, 2024, securities and/or cash totaling $5,539,560 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	138	03/2024	USD	35,215,875	2,695,368	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	3,056,343	110,813	(150,670)	182,512	3,198,998	328,802	44,704	7,853
Columbia Short-Term Cash Fund, 5.557%
	27,372,742	577,147,086	(575,269,395)	3,677	29,254,110	290	2,044,531	29,259,962
Total	30,429,085			186,189	32,453,108	329,092	2,089,235

(d)	The rate shown is the seven-day current annualized yield at February 29, 2024.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
17

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	295,290,265	—	—	295,290,265
Consumer Discretionary	353,104,228	—	—	353,104,228
Consumer Staples	197,979,685	—	—	197,979,685
Energy	123,254,401	—	—	123,254,401
Financials	431,246,599	—	—	431,246,599
Health Care	415,825,571	—	—	415,825,571
Industrials	290,115,913	—	—	290,115,913
Information Technology	989,420,195	—	—	989,420,195
Materials	76,360,576	—	—	76,360,576
Real Estate	77,052,169	—	—	77,052,169
Utilities	70,839,245	—	—	70,839,245
Total Common Stocks	3,320,488,847	—	—	3,320,488,847
Money Market Funds	29,254,110	—	—	29,254,110
Total Investments in Securities	3,349,742,957	—	—	3,349,742,957
Investments in Derivatives
Asset
Futures Contracts	2,695,368	—	—	2,695,368
Total	3,352,438,325	—	—	3,352,438,325
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Large Cap Index Fund  | Annual Report 2024

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $764,393,861)	$3,317,289,849
Affiliated issuers (cost $29,413,950)	32,453,108
Receivable for:
Capital shares sold	1,776,557
Dividends	4,840,267
Foreign tax reclaims	4,719
Variation margin for futures contracts	156,975
Expense reimbursement due from Investment Manager	108
Total assets	3,356,521,583
Liabilities
Payable for:
Investments purchased	208,980
Capital shares redeemed	868,973
Management services fees	18,235
Distribution and/or service fees	3,344
Compensation of board members	5,061
Deferred compensation of board members	304,093
Total liabilities	1,408,686
Net assets applicable to outstanding capital stock	$3,355,112,897
Represented by
Paid in capital	775,357,743
Total distributable earnings (loss)	2,579,755,154
Total - representing net assets applicable to outstanding capital stock	$3,355,112,897
Class A
Net assets	$491,953,649
Shares outstanding	9,008,535
Net asset value per share	$54.61
Institutional Class
Net assets	$2,387,952,123
Shares outstanding	43,273,588
Net asset value per share	$55.18
Institutional 2 Class
Net assets	$244,015,874
Shares outstanding	4,309,017
Net asset value per share	$56.63
Institutional 3 Class
Net assets	$231,191,251
Shares outstanding	4,305,532
Net asset value per share	$53.70
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
19

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$48,166,546
Dividends — affiliated issuers	2,089,235
Interfund lending	93
Foreign taxes withheld	(12,809)
Total income	50,243,065
Expenses:
Management services fees	6,063,947
Distribution and/or service fees
Class A	1,136,960
Interest on collateral	1,558
Compensation of board members	48,720
Deferred compensation of board members	43,114
Total expenses	7,294,299
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(107,722)
Expense reduction	(1,380)
Total net expenses	7,185,197
Net investment income	43,057,868
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	179,608,183
Investments — affiliated issuers	329,092
Foreign currency translations	27
Futures contracts	5,071,184
Net realized gain	185,008,486
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	586,076,085
Investments — affiliated issuers	186,189
Futures contracts	1,967,305
Net change in unrealized appreciation (depreciation)	588,229,579
Net realized and unrealized gain	773,238,065
Net increase in net assets resulting from operations	$816,295,933
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Large Cap Index Fund  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$43,057,868	$43,828,351
Net realized gain	185,008,486	250,314,051
Net change in unrealized appreciation (depreciation)	588,229,579	(560,188,876)
Net increase (decrease) in net assets resulting from operations	816,295,933	(266,046,474)
Distributions to shareholders
Net investment income and net realized gains
Class A	(39,258,504)	(53,485,506)
Institutional Class	(187,383,754)	(242,981,119)
Institutional 2 Class	(18,423,861)	(28,816,939)
Institutional 3 Class	(22,091,230)	(24,896,322)
Total distributions to shareholders	(267,157,349)	(350,179,886)
Decrease in net assets from capital stock activity	(9,576,496)	(47,278,459)
Total increase (decrease) in net assets	539,562,088	(663,504,819)
Net assets at beginning of year	2,815,550,809	3,479,055,628
Net assets at end of year	$3,355,112,897	$2,815,550,809

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,622,466	80,392,630	1,648,586	80,976,181
Distributions reinvested	729,475	36,100,956	1,079,208	49,731,305
Shares redeemed	(2,815,952)	(140,113,417)	(2,650,185)	(129,444,586)
Net increase (decrease)	(464,011)	(23,619,831)	77,609	1,262,900
Institutional Class
Shares sold	5,316,519	267,470,661	6,315,169	314,831,176
Distributions reinvested	3,548,734	177,417,232	4,786,213	222,552,750
Shares redeemed	(7,933,344)	(400,832,931)	(12,710,957)	(634,980,237)
Net increase (decrease)	931,909	44,054,962	(1,609,575)	(97,596,311)
Institutional 2 Class
Shares sold	713,556	36,948,331	945,540	47,993,062
Distributions reinvested	356,714	18,291,275	594,921	28,322,336
Shares redeemed	(870,152)	(44,707,681)	(3,978,392)	(196,796,940)
Net increase (decrease)	200,118	10,531,925	(2,437,931)	(120,481,542)
Institutional 3 Class
Shares sold	3,901,133	183,421,793	9,207,690	437,669,762
Distributions reinvested	156,934	7,638,491	285,081	12,955,023
Shares redeemed	(4,725,352)	(231,603,836)	(5,825,935)	(281,088,291)
Net increase (decrease)	(667,285)	(40,543,552)	3,666,836	169,536,494
Total net increase (decrease)	731	(9,576,496)	(303,061)	(47,278,459)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$45.89	0.60	12.54	13.14	(0.61)	(3.81)	(4.42)
Year Ended 2/28/2023	$56.34	0.60	(5.27)	(4.67)	(0.63)	(5.15)	(5.78)
Year Ended 2/28/2022	$57.11	0.58	8.97	9.55	(0.62)	(9.70)	(10.32)
Year Ended 2/28/2021	$47.14	0.73	13.20	13.93	(0.78)	(3.18)	(3.96)
Year Ended 2/29/2020	$48.30	0.84	2.97	3.81	(0.88)	(4.09)	(4.97)
Institutional Class
Year Ended 2/29/2024	$46.32	0.73	12.68	13.41	(0.74)	(3.81)	(4.55)
Year Ended 2/28/2023	$56.82	0.73	(5.32)	(4.59)	(0.76)	(5.15)	(5.91)
Year Ended 2/28/2022	$57.52	0.74	9.04	9.78	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$47.44	0.86	13.31	14.17	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$48.57	0.98	2.98	3.96	(1.00)	(4.09)	(5.09)
Institutional 2 Class
Year Ended 2/29/2024	$47.43	0.75	13.00	13.75	(0.74)	(3.81)	(4.55)
Year Ended 2/28/2023	$58.02	0.74	(5.42)	(4.68)	(0.76)	(5.15)	(5.91)
Year Ended 2/28/2022	$58.55	0.75	9.20	9.95	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$48.23	0.88	13.53	14.41	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$49.30	0.99	3.03	4.02	(1.00)	(4.09)	(5.09)
Institutional 3 Class
Year Ended 2/29/2024	$45.18	0.72	12.35	13.07	(0.74)	(3.81)	(4.55)
Year Ended 2/28/2023	$55.59	0.70	(5.20)	(4.50)	(0.76)	(5.15)	(5.91)
Year Ended 2/28/2022	$56.45	0.68	8.94	9.62	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$46.63	0.83	13.08	13.91	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$47.81	0.98	2.93	3.91	(1.00)	(4.09)	(5.09)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Large Cap Index Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$54.61	29.86%	0.45% (c)	0.45% (c),(d)	1.21%	7%	$491,954
Year Ended 2/28/2023	$45.89	(8.02% )	0.45% (c),(e)	0.45% (c),(d),(e)	1.21%	9%	$434,670
Year Ended 2/28/2022	$56.34	15.86%	0.45% (c)	0.45% (c),(d)	0.92%	2%	$529,310
Year Ended 2/28/2021	$57.11	30.69%	0.45% (c)	0.45% (c),(d)	1.43%	11%	$588,972
Year Ended 2/29/2020	$47.14	7.70%	0.45%	0.45% (d)	1.68%	7%	$579,726
Institutional Class
Year Ended 2/29/2024	$55.18	30.19%	0.20% (c)	0.20% (c),(d)	1.46%	7%	$2,387,952
Year Ended 2/28/2023	$46.32	(7.80% )	0.20% (c),(e)	0.20% (c),(d),(e)	1.46%	9%	$1,961,320
Year Ended 2/28/2022	$56.82	16.15%	0.20% (c)	0.20% (c),(d)	1.17%	2%	$2,497,279
Year Ended 2/28/2021	$57.52	31.02%	0.20% (c)	0.20% (c),(d)	1.67%	11%	$2,441,779
Year Ended 2/29/2020	$47.44	7.97%	0.20%	0.20% (d)	1.94%	7%	$2,136,890
Institutional 2 Class
Year Ended 2/29/2024	$56.63	30.20%	0.20% (c)	0.20% (c)	1.46%	7%	$244,016
Year Ended 2/28/2023	$47.43	(7.79% )	0.20% (c),(e)	0.20% (c),(e)	1.43%	9%	$194,895
Year Ended 2/28/2022	$58.02	16.15%	0.20% (c)	0.20% (c)	1.17%	2%	$379,872
Year Ended 2/28/2021	$58.55	31.01%	0.20% (c)	0.20% (c)	1.67%	11%	$383,658
Year Ended 2/29/2020	$48.23	7.97%	0.20%	0.20%	1.93%	7%	$311,674
Institutional 3 Class
Year Ended 2/29/2024	$53.70	30.20%	0.20% (c)	0.20% (c)	1.47%	7%	$231,191
Year Ended 2/28/2023	$45.18	(7.81% )	0.20% (c),(e)	0.20% (c),(e)	1.49%	9%	$224,666
Year Ended 2/28/2022	$55.59	16.17%	0.20% (c)	0.20% (c)	1.10%	2%	$72,594
Year Ended 2/28/2021	$56.45	31.00%	0.20% (c)	0.20% (c)	1.63%	11%	$284,552
Year Ended 2/29/2020	$46.63	7.99%	0.20%	0.20%	1.98%	7%	$51,264
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund  | Annual Report 2024
23

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements (continued)
February 29, 2024
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at
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Notes to Financial Statements (continued)
February 29, 2024
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
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Notes to Financial Statements (continued)
February 29, 2024
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2024:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,695,368 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,071,184

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,967,305
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended February 29, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	43,675,054
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions
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Notes to Financial Statements (continued)
February 29, 2024
are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
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Notes to Financial Statements (continued)
February 29, 2024
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
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29

Notes to Financial Statements (continued)
February 29, 2024
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $1,380.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, trustees’ deferred compensation, foreign currency transactions and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
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Notes to Financial Statements (continued)
February 29, 2024
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
27	(14,173,813)	14,173,786
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
46,544,648	220,612,701	267,157,349	43,867,220	306,312,666	350,179,886
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,985,996	30,110,483	—	2,534,962,768
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
817,475,557	2,568,660,055	(33,697,287)	2,534,962,768
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $202,197,828 and $430,096,422, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Columbia Large Cap Index Fund  | Annual Report 2024
31

Notes to Financial Statements (continued)
February 29, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	600,000	5.61	1
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
Note 9. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
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Notes to Financial Statements (continued)
February 29, 2024
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 29, 2024, affiliated shareholders of record owned 37.5% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly
Columbia Large Cap Index Fund  | Annual Report 2024
33

Notes to Financial Statements (continued)
February 29, 2024
(10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
34
Columbia Large Cap Index Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Index Fund  | Annual Report 2024
35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
86.14%	83.29%	3.14%	$183,125,031
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
36
Columbia Large Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Columbia Large Cap Index Fund  | Annual Report 2024
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
38
Columbia Large Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Columbia Large Cap Index Fund  | Annual Report 2024
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
40
Columbia Large Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Columbia Large Cap Index Fund  | Annual Report 2024
41

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

42
Columbia Large Cap Index Fund  | Annual Report 2024

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN175_02_P01_(04/24)

Columbia Large Cap Growth Opportunity Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Growth Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Opportunity Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term growth of capital.

Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since January 2024
Tiffany Wade
Co-Portfolio Manager
Managed Fund since January 2024
Michael Guttag
Co-Portfolio Manager
Managed Fund since January 2024
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	33.10	14.57	11.87
	Including sales charges		25.50	13.22	11.21
	Advisor Class	11/08/12	33.49	14.85	12.15
	Institutional Class	12/31/97	33.48	14.86	12.15
	Institutional 2 Class	12/11/13	33.47	14.91	12.24
	Institutional 3 Class*	03/01/17	33.67	14.98	12.15
	Class R*	10/26/16	32.75	14.28	11.59
	Russell 1000 Growth Index		45.93	18.77	15.66
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to November 2015, when the Investment Manager assumed day-to-day portfolio management responsibilities over the Fund, reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 29, 2024)
Communication Services	10.9
Consumer Discretionary	13.8
Consumer Staples	3.6
Financials	4.1
Health Care	13.7
Industrials	5.9
Information Technology	45.7
Real Estate	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Equity sub-industry breakdown (%) (at February 29, 2024)
Information Technology
Application Software	5.6
Electronic Manufacturing Services	1.5
Internet Services & Infrastructure	1.4
Semiconductor Materials & Equipment	2.5
Semiconductors	11.1
Systems Software	17.4
Technology Hardware, Storage & Peripherals	6.2
Total	45.7
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Large Cap Growth Opportunity Fund returned 33.10% excluding sales charges. The Fund’s benchmark, the Russell 1000 Growth Index, returned 45.93% for the same period.
Market overview
U.S. large-cap growth stocks posted a robust total return for the 12 months ended February 29, 2024. However, the upward path was uneven and gains were concentrated in a relatively small number of mega-cap technology companies viewed as beneficiaries of artificial intelligence (AI). After a strong start to 2023, March saw stocks turn lower in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July as bank concerns eased and investors began to anticipate an end to the Fed’s series of rate hikes.
August saw the beginning of a market downturn as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead the Fed to keep interest rates higher for longer. Treasury yields spiked in response and stocks retreated into late October.
In November, declining oil prices and a string of reports suggesting that inflation was cooling led bond yields lower and stocks higher. Sentiment was further boosted in December as Fed Chair Jerome Powell indicated that the central bank could begin to cut interest rates as soon as early 2024. At the same time, continued positive U.S. economic data raised hopes that the Fed had succeeded in bringing about a soft landing despite having raised the lower bound of its benchmark overnight lending rate from 0% to 5.25% between March 2022 and July 2023. Against this backdrop, the market rose into the end of 2023 with many major stock indices finishing the year near all-time highs.
Stocks continued to trend higher entering 2024, with sentiment supported in late February as chipmaker NVIDIA Corp., closely watched as an AI bellwether, posted results that exceeded already high expectations.
The Fund’s notable detractors during the period
•
Stock selection within the information technology, communication services and energy sectors weighed most heavily on the Fund’s performance during the period.
•
The biggest detractors within the information technology sector included Zebra Technologies Corp., GlobalFoundries, Inc. and being underweight in NVIDIA.
○
Industrial automation software company Zebra Technologies underperformed on rapidly contracting sales as customers became more cautious on spending and sought to normalize inventory levels after a period of scrambling to get equipment when supply chain issues created delivery delays. In addition, elevated transportation costs weighed on Zebra’s margins. The Fund exited the position late in the period.
○
Chip manufacturer GlobalFoundries underperformed as elevated customer inventories in several end markets, most notably handsets, weighed on demand while reduced capacity utilization depressed the company’s margins. The Fund sold GlobalFoundries in the period.
○
Finally, the Fund was underweight NVIDIA which posted outsized gains as a leading beneficiary of AI, with exploding demand for its H100 chip used to build and train AI models driving results.
•
Within the communication services sector, notable detractors included Endeavor Group Holdings, Inc., Walt Disney Co. and Meta Platforms.
○
Sentiment with respect to sports and entertainment company Endeavor suffered from concerns that valuations for sports rights content might be compressing along with fears of increased competition for TKO’s UFC business in which Endeavor has a 51% ownership stake.
○
Disney was an underperformer as well as investors continued to be skeptical of the company’s growth strategy even as its shareholders have experienced some dilution from merger and acquisition activity. Disney has seen increasing losses related to building out its direct-to-consumer business, and the Fund sold the stock late in the period.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
An underweight to Facebook curator Meta also detracted. The stock rebounded sharply during the period as advertising spending held up better than expected and the company demonstrated a commitment to cost reduction by tempering its virtual reality-related capital expenditures and restructuring its workforce.
•
Within the energy sector, oilfield services company NOV, Inc. was heavily impacted by higher input costs and product availability issues driven by lingering supply chain problems. In addition, the company’s customers have reined in spending against the backdrop of a weaker demand outlook for oil, most notably with respect to China. We sold the stock late in the period.
The Fund’s notable contributors during the period
•
Selection within the consumer discretionary and health care sectors led positive contributions to the Fund’s performance.
•
Within the consumer discretionary sector, the Fund’s position in Amazon.com, Inc. was a notable contributor. Sentiment around the stock benefited as Amazon posted e-commerce margins that were well above expectations, supported by previous investments in warehouse and fulfillment regionalization along with an easing of cost headwinds. In addition, management struck a positive tone on trends in Amazon’s cloud business, driven in part by opportunities related to generative AI.
•
Within the health care sector, contributions were highlighted by robotic surgery company Intuitive Surgical, Inc. and biopharmaceutical company Eli Lilly & Co.
○
Intuitive Surgical serves a broad range of surgical markets, including some tied to obesity, such as bariatric surgery. Sentiment around the stock had come under pressure as positive data around GLP-1 treatments that promote weight loss gained traction with investors. We viewed the sell-off in the stock as extreme, and the shares rebounded in late 2023 as Intuitive Surgical reported solid growth. The company has room to expand both globally and with respect to additional procedures, and results should benefit from a new product expected to hit the market in 2024.
○
Eli Lily released multiple rounds of positive test data for its weight loss treatment Tirzepatide (marketed for diabetes as Mounjaro) and received FDA approval.
•
While overall selection lagged within the information technology sector, some of the Fund’s largest individual contributors came from within the sector, including CrowdStrike, AMD and LAM Research.
○
CrowdStrike has benefited from the secular trend toward increased spending on cybersecurity. Earnings for CrowdStrike have consistently beat estimates as the company has continued to innovate and develop new products to keep it a leader in the cybersecurity space.
○
Semiconductor manufacturer AMD was also a standout performer. The company provides chips used to build and train AI models, and results were also supported by improved pricing and market share gains in its data center business.
○
Semiconductor equipment manufacturer LAM Research has benefited from a recovery in semiconductor end markets including memory semis. We expect that the rapid increase in demand for chips related to AI as well as the increased need for innovation in chip design will provide a multi-year tailwind for the stock.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
6
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Manager Discussion of Fund Performance (continued)
(Unaudited)
parties disclaim any responsibility to update such views. These views may not be relied on as  investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,176.10	1,019.64	5.68	5.27	1.05
Advisor Class	1,000.00	1,000.00	1,177.60	1,020.89	4.33	4.02	0.80
Institutional Class	1,000.00	1,000.00	1,177.60	1,020.89	4.33	4.02	0.80
Institutional 2 Class	1,000.00	1,000.00	1,177.10	1,021.18	4.01	3.72	0.74
Institutional 3 Class	1,000.00	1,000.00	1,178.20	1,021.38	3.79	3.52	0.70
Class R	1,000.00	1,000.00	1,174.70	1,018.40	7.03	6.52	1.30
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.6%
Issuer	Shares	Value ($)
Communication Services 10.9%
Entertainment 1.2%
Endeavor Group Holdings, Inc., Class A	611,138	14,697,869
Interactive Media & Services 9.7%
Alphabet, Inc., Class A(a)	430,489	59,605,507
Meta Platforms, Inc., Class A	132,186	64,788,324
Total		124,393,831
Total Communication Services		139,091,700
Consumer Discretionary 13.7%
Automobiles 1.1%
Tesla, Inc.(a)	70,349	14,202,056
Broadline Retail 6.7%
Amazon.com, Inc.(a)	480,834	84,992,218
Hotels, Restaurants & Leisure 1.1%
Hilton Worldwide Holdings, Inc.	71,582	14,625,634
Specialty Retail 3.3%
Burlington Stores, Inc.(a)	90,584	18,578,778
Lowe’s Companies, Inc.	98,131	23,617,188
Total		42,195,966
Textiles, Apparel & Luxury Goods 1.5%
lululemon athletica, Inc.(a)	41,189	19,238,970
Total Consumer Discretionary		175,254,844
Consumer Staples 3.6%
Consumer Staples Distribution & Retail 2.3%
Costco Wholesale Corp.	39,532	29,407,460
Household Products 1.3%
Procter & Gamble Co. (The)	102,513	16,293,416
Total Consumer Staples		45,700,876
Financials 4.0%
Financial Services 4.0%
Global Payments, Inc.	101,419	13,154,044
Visa, Inc., Class A	135,754	38,369,511
Total		51,523,555
Total Financials		51,523,555
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.7%
Biotechnology 2.0%
Natera, Inc.(a)	101,180	8,751,058
Vertex Pharmaceuticals, Inc.(a)	39,581	16,653,310
Total		25,404,368
Health Care Equipment & Supplies 3.3%
DexCom, Inc.(a)	134,994	15,533,760
Intuitive Surgical, Inc.(a)	68,184	26,291,750
Total		41,825,510
Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	58,514	28,882,510
Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	111,789	15,355,337
Pharmaceuticals 5.0%
Eli Lilly & Co.	58,994	44,462,598
Zoetis, Inc.	95,272	18,895,296
Total		63,357,894
Total Health Care		174,825,619
Industrials 5.9%
Commercial Services & Supplies 1.6%
Cintas Corp.	33,571	21,103,066
Electrical Equipment 3.1%
AMETEK, Inc.	109,045	19,647,728
Eaton Corp. PLC	67,612	19,539,868
Total		39,187,596
Professional Services 1.2%
TransUnion	192,757	14,963,726
Total Industrials		75,254,388
Information Technology 45.5%
Electronic Equipment, Instruments & Components 1.5%
TE Connectivity Ltd.	132,988	19,091,757
IT Services 1.4%
MongoDB, Inc.(a)	40,179	17,983,317
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 13.5%
Advanced Micro Devices, Inc.(a)	172,671	33,244,348
Lam Research Corp.	33,404	31,341,303
Marvell Technology, Inc.	292,038	20,927,443
NVIDIA Corp.	110,577	87,479,676
Total		172,992,770
Software 22.9%
Adobe, Inc.(a)	48,855	27,372,479
Crowdstrike Holdings, Inc., Class A(a)	68,714	22,273,643
Dynatrace, Inc.(a)	283,632	14,053,966
Microsoft Corp.	382,259	158,117,613
Palo Alto Networks, Inc.(a)	53,111	16,493,621
Salesforce, Inc.(a)	94,562	29,202,637
ServiceNow, Inc.(a)	31,364	24,192,308
Total		291,706,267
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.	329,279	59,517,179
Western Digital Corp.(a)	324,400	19,292,068
Total		78,809,247
Total Information Technology		580,583,358
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.3%
Industrial REITs 1.0%
Prologis, Inc.	97,867	13,042,735
Specialized REITs 1.3%
Equinix, Inc.	17,906	15,915,211
Total Real Estate		28,957,946
Total Common Stocks (Cost $985,027,493)		1,271,192,286

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(b),(c)	5,015,114	5,014,111
Total Money Market Funds (Cost $5,013,655)		5,014,111
Total Investments in Securities (Cost: $990,041,148)		1,276,206,397
Other Assets & Liabilities, Net		60,146
Net Assets		1,276,266,543
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2024.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	3,032,970	426,379,494	(424,398,796)	443	5,014,111	3,292	1,075,527	5,015,114
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	139,091,700	—	—	139,091,700
Consumer Discretionary	175,254,844	—	—	175,254,844
Consumer Staples	45,700,876	—	—	45,700,876
Financials	51,523,555	—	—	51,523,555
Health Care	174,825,619	—	—	174,825,619
Industrials	75,254,388	—	—	75,254,388
Information Technology	580,583,358	—	—	580,583,358
Real Estate	28,957,946	—	—	28,957,946
Total Common Stocks	1,271,192,286	—	—	1,271,192,286
Money Market Funds	5,014,111	—	—	5,014,111
Total Investments in Securities	1,276,206,397	—	—	1,276,206,397
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
11

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $985,027,493)	$1,271,192,286
Affiliated issuers (cost $5,013,655)	5,014,111
Receivable for:
Capital shares sold	673,077
Dividends	813,744
Expense reimbursement due from Investment Manager	1,334
Prepaid expenses	10,721
Total assets	1,277,705,273
Liabilities
Payable for:
Capital shares redeemed	780,617
Management services fees	25,155
Distribution and/or service fees	6,361
Transfer agent fees	113,965
Compensation of chief compliance officer	224
Compensation of board members	2,712
Other expenses	51,714
Deferred compensation of board members	457,982
Total liabilities	1,438,730
Net assets applicable to outstanding capital stock	$1,276,266,543
Represented by
Paid in capital	961,593,846
Total distributable earnings (loss)	314,672,697
Total - representing net assets applicable to outstanding capital stock	$1,276,266,543
Class A
Net assets	$907,930,586
Shares outstanding	59,890,135
Net asset value per share	$15.16
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.08
Advisor Class
Net assets	$19,430,667
Shares outstanding	997,142
Net asset value per share	$19.49
Institutional Class
Net assets	$307,125,227
Shares outstanding	16,786,537
Net asset value per share	$18.30
Institutional 2 Class
Net assets	$23,803,301
Shares outstanding	1,193,495
Net asset value per share	$19.94
Institutional 3 Class
Net assets	$1,093,928
Shares outstanding	58,889
Net asset value per share	$18.58
Class R
Net assets	$16,882,834
Shares outstanding	1,110,792
Net asset value per share	$15.20
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$10,080,584
Dividends — affiliated issuers	1,075,527
Interfund lending	5,675
Foreign taxes withheld	(29,169)
Total income	11,132,617
Expenses:
Management services fees	8,524,244
Distribution and/or service fees
Class A	2,031,005
Class C	52,833
Class R	74,183
Transfer agent fees
Class A	912,938
Advisor Class	19,158
Class C	6,208
Institutional Class	324,522
Institutional 2 Class	11,643
Institutional 3 Class	137
Class R	16,674
Custodian fees	8,627
Printing and postage fees	77,193
Registration fees	92,921
Accounting services fees	32,150
Legal fees	25,924
Interest on interfund lending	49
Compensation of chief compliance officer	224
Compensation of board members	25,439
Deferred compensation of board members	49,966
Other	29,098
Total expenses	12,315,136
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(914,427)
Expense reduction	(1,113)
Total net expenses	11,399,596
Net investment loss	(266,979)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	71,982,236
Investments — affiliated issuers	3,292
Net realized gain	71,985,528
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	264,708,602
Investments — affiliated issuers	443
Net change in unrealized appreciation (depreciation)	264,709,045
Net realized and unrealized gain	336,694,573
Net increase in net assets resulting from operations	$336,427,594
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
13

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment loss	$(266,979)	$(796,412)
Net realized gain (loss)	71,985,528	(13,391,802)
Net change in unrealized appreciation (depreciation)	264,709,045	(243,565,279)
Net increase (decrease) in net assets resulting from operations	336,427,594	(257,753,493)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(160,896,679)
Advisor Class	—	(2,753,787)
Class C	—	(4,377,770)
Institutional Class	—	(56,728,449)
Institutional 2 Class	—	(3,551,291)
Institutional 3 Class	—	(275,220)
Class R	—	(2,882,741)
Total distributions to shareholders	—	(231,465,937)
Decrease in net assets from capital stock activity	(168,157,719)	(55,974,325)
Total increase (decrease) in net assets	168,269,875	(545,193,755)
Net assets at beginning of year	1,107,996,668	1,653,190,423
Net assets at end of year	$1,276,266,543	$1,107,996,668
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,337,189	17,412,828	5,043,934	56,074,589
Distributions reinvested	—	—	10,204,507	110,514,809
Shares redeemed	(8,740,151)	(111,973,376)	(13,336,461)	(161,761,899)
Net increase (decrease)	(7,402,962)	(94,560,548)	1,911,980	4,827,499
Advisor Class
Shares sold	140,457	2,387,399	192,387	2,935,428
Distributions reinvested	—	—	198,370	2,749,415
Shares redeemed	(257,451)	(4,158,077)	(396,695)	(6,153,977)
Net decrease	(116,994)	(1,770,678)	(5,938)	(469,134)
Class C
Shares sold	118,972	407,392	347,818	1,251,941
Distributions reinvested	—	—	1,410,005	4,272,314
Shares redeemed	(2,552,149)	(9,055,910)	(1,338,213)	(5,424,307)
Net increase (decrease)	(2,433,177)	(8,648,518)	419,610	99,948
Institutional Class
Shares sold	697,845	10,718,141	1,472,522	20,742,383
Distributions reinvested	—	—	3,638,896	47,342,044
Shares redeemed	(4,495,308)	(69,461,878)	(8,617,759)	(125,979,645)
Net decrease	(3,797,463)	(58,743,737)	(3,506,341)	(57,895,218)
Institutional 2 Class
Shares sold	125,116	2,077,183	120,421	1,979,713
Distributions reinvested	—	—	250,620	3,551,291
Shares redeemed	(283,973)	(4,653,471)	(502,835)	(7,978,804)
Net decrease	(158,857)	(2,576,288)	(131,794)	(2,447,800)
Institutional 3 Class
Shares sold	10,349	176,349	82,541	1,452,653
Distributions reinvested	—	—	19,494	257,121
Shares redeemed	(22,850)	(336,915)	(102,126)	(1,609,240)
Net increase (decrease)	(12,501)	(160,566)	(91)	100,534
Class R
Shares sold	128,633	1,631,165	170,916	2,118,689
Distributions reinvested	—	—	264,472	2,882,741
Shares redeemed	(263,324)	(3,328,549)	(405,852)	(5,191,584)
Net increase (decrease)	(134,691)	(1,697,384)	29,536	(190,154)
Total net decrease	(14,056,645)	(168,157,719)	(1,283,038)	(55,974,325)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$11.39	(0.01)	3.78	3.77	—	—
Year Ended 2/28/2023	$16.74	(0.02)	(2.75)	(2.77)	(2.58)	(2.58)
Year Ended 2/28/2022	$23.37	(0.09)	1.57	1.48	(8.11)	(8.11)
Year Ended 2/28/2021	$17.67	(0.03)	8.53	8.50	(2.80)	(2.80)
Year Ended 2/29/2020	$17.18	(0.03)	2.34	2.31	(1.82)	(1.82)
Advisor Class
Year Ended 2/29/2024	$14.60	0.03	4.86	4.89	—	—
Year Ended 2/28/2023	$20.51	0.02	(3.35)	(3.33)	(2.58)	(2.58)
Year Ended 2/28/2022	$27.08	(0.04)	1.69	1.65	(8.22)	(8.22)
Year Ended 2/28/2021	$20.07	0.02	9.79	9.81	(2.80)	(2.80)
Year Ended 2/29/2020	$19.26	0.02	2.61	2.63	(1.82)	(1.82)
Institutional Class
Year Ended 2/29/2024	$13.71	0.03	4.56	4.59	—	—
Year Ended 2/28/2023	$19.45	0.02	(3.18)	(3.16)	(2.58)	(2.58)
Year Ended 2/28/2022	$26.05	(0.03)	1.65	1.62	(8.22)	(8.22)
Year Ended 2/28/2021	$19.39	0.02	9.44	9.46	(2.80)	(2.80)
Year Ended 2/29/2020	$18.66	0.02	2.53	2.55	(1.82)	(1.82)
Institutional 2 Class
Year Ended 2/29/2024	$14.94	0.04	4.96	5.00	—	—
Year Ended 2/28/2023	$20.90	0.03	(3.41)	(3.38)	(2.58)	(2.58)
Year Ended 2/28/2022	$27.46	(0.02)	1.70	1.68	(8.24)	(8.24)
Year Ended 2/28/2021	$20.31	0.04	9.91	9.95	(2.80)	(2.80)
Year Ended 2/29/2020	$19.46	0.03	2.64	2.67	(1.82)	(1.82)
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$15.16	33.10%	1.13% (c)	1.05% (c),(d)	(0.09% )	100%	$907,931
Year Ended 2/28/2023	$11.39	(15.76% )	1.12% (c)	1.05% (c),(d)	(0.13% )	74%	$766,362
Year Ended 2/28/2022	$16.74	2.77%	1.08% (c)	1.04% (c),(d)	(0.38% )	93%	$1,094,509
Year Ended 2/28/2021	$23.37	50.88%	1.11% (c)	1.04% (c),(d)	(0.15% )	44%	$1,197,121
Year Ended 2/29/2020	$17.67	13.54%	1.12%	1.04% (d)	(0.16% )	42%	$913,905
Advisor Class
Year Ended 2/29/2024	$19.49	33.49%	0.88% (c)	0.80% (c),(d)	0.16%	100%	$19,431
Year Ended 2/28/2023	$14.60	(15.58% )	0.87% (c)	0.80% (c),(d)	0.12%	74%	$16,269
Year Ended 2/28/2022	$20.51	3.00%	0.83% (c)	0.79% (c),(d)	(0.13% )	93%	$22,974
Year Ended 2/28/2021	$27.08	51.34%	0.86% (c)	0.79% (c),(d)	0.10%	44%	$24,768
Year Ended 2/29/2020	$20.07	13.75%	0.87%	0.79% (d)	0.09%	42%	$17,809
Institutional Class
Year Ended 2/29/2024	$18.30	33.48%	0.88% (c)	0.80% (c),(d)	0.16%	100%	$307,125
Year Ended 2/28/2023	$13.71	(15.55% )	0.86% (c)	0.80% (c),(d)	0.12%	74%	$282,203
Year Ended 2/28/2022	$19.45	2.99%	0.83% (c)	0.79% (c),(d)	(0.14% )	93%	$468,670
Year Ended 2/28/2021	$26.05	51.34%	0.86% (c)	0.79% (c),(d)	0.10%	44%	$536,602
Year Ended 2/29/2020	$19.39	13.76%	0.87%	0.79% (d)	0.09%	42%	$410,156
Institutional 2 Class
Year Ended 2/29/2024	$19.94	33.47%	0.82% (c)	0.74% (c)	0.22%	100%	$23,803
Year Ended 2/28/2023	$14.94	(15.51% )	0.81% (c)	0.74% (c)	0.18%	74%	$20,199
Year Ended 2/28/2022	$20.90	3.09%	0.77% (c)	0.74% (c)	(0.08% )	93%	$31,012
Year Ended 2/28/2021	$27.46	51.43%	0.79% (c)	0.73% (c)	0.15%	44%	$34,108
Year Ended 2/29/2020	$20.31	13.81%	0.80%	0.73%	0.16%	42%	$19,798
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
17

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2024	$13.90	0.04	4.64	4.68	—	—
Year Ended 2/28/2023	$19.67	0.04	(3.23)	(3.19)	(2.58)	(2.58)
Year Ended 2/28/2022	$26.27	(0.01)	1.67	1.66	(8.26)	(8.26)
Year Ended 2/28/2021	$19.52	0.05	9.50	9.55	(2.80)	(2.80)
Year Ended 2/29/2020	$18.75	0.04	2.55	2.59	(1.82)	(1.82)
Class R
Year Ended 2/29/2024	$11.45	(0.04)	3.79	3.75	—	—
Year Ended 2/28/2023	$16.85	(0.05)	(2.77)	(2.82)	(2.58)	(2.58)
Year Ended 2/28/2022	$23.44	(0.15)	1.57	1.42	(8.01)	(8.01)
Year Ended 2/28/2021	$17.75	(0.08)	8.57	8.49	(2.80)	(2.80)
Year Ended 2/29/2020	$17.30	(0.07)	2.34	2.27	(1.82)	(1.82)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2024	$18.58	33.67%	0.78% (c)	0.70% (c)	0.26%	100%	$1,094
Year Ended 2/28/2023	$13.90	(15.52% )	0.77% (c)	0.70% (c)	0.24%	74%	$993
Year Ended 2/28/2022	$19.67	3.14%	0.73% (c)	0.69% (c)	(0.03% )	93%	$1,406
Year Ended 2/28/2021	$26.27	51.47%	0.75% (c)	0.69% (c)	0.20%	44%	$1,618
Year Ended 2/29/2020	$19.52	13.91%	0.76%	0.69%	0.20%	42%	$875
Class R
Year Ended 2/29/2024	$15.20	32.75%	1.38% (c)	1.30% (c),(d)	(0.34% )	100%	$16,883
Year Ended 2/28/2023	$11.45	(15.98% )	1.37% (c)	1.30% (c),(d)	(0.38% )	74%	$14,256
Year Ended 2/28/2022	$16.85	2.50%	1.33% (c)	1.29% (c),(d)	(0.64% )	93%	$20,484
Year Ended 2/28/2021	$23.44	50.57%	1.36% (c)	1.29% (c),(d)	(0.40% )	44%	$24,892
Year Ended 2/29/2020	$17.75	13.20%	1.37%	1.30% (d)	(0.41% )	42%	$21,006
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
19

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Large Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
In September 2023, the Board of Trustees of the Fund approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund. Effective at the start of business on October 25, 2023, Class C shares of the Fund were closed to new and existing investors. Effective at the close of business on November 15, 2023, shares held by Class C shareholders were converted into Class A shares in a tax-free transaction.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
20
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
21

Notes to Financial Statements (continued)
February 29, 2024
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2024 was 0.74% of the Fund’s average daily net assets.
22
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.09 (a)
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.11

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $1,113.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
23

Notes to Financial Statements (continued)
February 29, 2024
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively. As a result of Class C shares of the Fund being converted to Class A shares, November 15, 2023 was the last day the Fund paid a distribution and service fee for Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	62,561
Class C	—	1.00 (b)	23

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.05%
Advisor Class	0.80
Institutional Class	0.80
Institutional 2 Class	0.74
Institutional 3 Class	0.70
Class R	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
24
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
169,931	—	(169,931)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	—	231,465,937	231,465,937
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	30,969,815	—	284,686,880
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
991,519,517	298,456,769	(13,769,889)	284,686,880
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 29, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 29, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	31,446,349
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
25

Notes to Financial Statements (continued)
February 29, 2024
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2024, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2024.
Late year ordinary losses ($)	Post-October capital losses ($)
526,016	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,141,993,766 and $1,313,030,080, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	5.85	1
Lender	3,560,000	5.72	10
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2024.
26
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
Note 9. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
27

Notes to Financial Statements (continued)
February 29, 2024
international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 29, 2024, one unaffiliated shareholder of record owned 26.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Growth Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Opportunity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Capital gain dividend
$32,518,306
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

30
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
32
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

34
Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Large Cap Growth Opportunity Fund  | Annual Report 2024
35

Columbia Large Cap Growth Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN186_02_P01_(04/24)

Columbia Mid Cap Index Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Mid Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Index Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.

Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	12.58	9.87	8.92
Institutional Class	03/31/00	12.88	10.16	9.20
Institutional 2 Class	11/08/12	12.86	10.14	9.19
Institutional 3 Class*	03/01/17	12.81	10.15	9.20
S&P MidCap 400 Index		13.05	10.38	9.43
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mid Cap Index Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	1.5
Consumer Discretionary	15.9
Consumer Staples	4.8
Energy	5.0
Financials	15.7
Health Care	7.6
Industrials	21.4
Information Technology	10.8
Materials	6.9
Real Estate	7.3
Utilities	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Mid Cap Index Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Mid Cap Index Fund returned 12.58%. The Fund closely tracked its benchmark, the unmanaged S&P MidCap 400 Index, which returned 13.05% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
The U.S. equity market, as measured by the S&P 500 Index, posted solid returns during the annual period, though such performance masks notably persistent volatility. As the annual period began in March 2023, the failure of several U.S. banks, together with the collapse of the 167-year-old European financial giant Credit Suisse, ignited fears that a banking crisis could emerge. These worries rapidly dissipated, however, leading to a strong rally in the final week of March 2023. U.S. equities were then propelled through most of the second calendar quarter by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the tightening cycle of the U.S. Federal Reserve (Fed). The broad U.S. equity market then stumbled in the third quarter of 2023 amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally, which extended into December, was further supported by fresh economic data that reinforced hopes the Fed could soon be done raising rates. News of the Fed’s December forecast for three rate cuts in 2024 amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of 2023.
Following a broad and deep rally to end 2023, U.S. equity markets were mixed in January 2024, with U.S. large-cap stocks generally positive but U.S. small-cap stocks negative overall. Economic indicators remained encouraging as a whole, but the month ended with Fed Chair Powell stating that a March 2024 rate cut was “probably not the most likely case.” Also, the trend of broadened market leadership witnessed in late 2023 reversed course, with mega-cap stocks outperforming again. February 2024 then saw a rally in the U.S. equity market across the capitalization spectrum, with the S&P 500 Index notching a new all-time high and market leadership re-broadening even as market expectations for the timing of the Fed’s first interest rate cut moved from March to June 2024.
For the annual period overall, all capitalization segments within the U.S. equity market posted positive absolute returns, with large-cap stocks the strongest, followed by mid-cap stocks and then small-cap stocks. From a style perspective, growth-oriented stocks notably outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market. Eight of the eleven sectors of the S&P MidCap 400 Index posted a positive return during the 12 months ended February 29, 2024.
The Fund’s notable detractors during the period
•
The communication services, utilities and real estate sectors were the weakest sectors in terms of both total return and on the basis of impact.
•
The worst performing industries for the annual period on the basis of impact, which takes weightings and total returns into account, were banks; health care equipment and supplies; semiconductors and semiconductor equipment; gas utilities; and diversified telecommunication services.
•
Top individual detractors included bank holding company First Horizon Corp.; semiconductor manufacturer Wolfspeed Inc.; aluminum producer Alcoa Corp.; satellite constellation operator Iridium Communications Inc.; and natural food, feed and fuel ingredients producer Darling Ingredients Inc.
The Fund’s notable contributors during the period
•
In terms of total return, the information technology, consumer staples and industrials sectors were the best relative performers.
Columbia Mid Cap Index Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
On the basis of impact, industrials, consumer discretionary and information technology were the biggest contributors to the Index’s return.
•
The top performing industries on the basis of impact were building products; technology hardware storage and peripherals; specialty retail; household durables; and textiles, apparel and luxury goods.
•
Top individual contributors within the S&P MidCap 400 Index during the annual period included high performance server and storage solutions developer and manufacturer Super Micro Computer, Inc.; footwear and accessories company Deckers Outdoor Corp.; structural building products supplier Builders FirstSource, Inc.; and less-than-truckload transportation providers XPO, Inc. and Saia, Inc.
•
Industrials remained the largest sector by weighting in the S&P MidCap 400 Index, with a weighting of 21.44% as of February 29, 2024.
•
As always, each sector and stock in the S&P MidCap 400 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Mid Cap Index Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.60	1,022.63	2.35	2.26	0.45
Institutional Class	1,000.00	1,000.00	1,101.10	1,023.87	1.04	1.01	0.20
Institutional 2 Class	1,000.00	1,000.00	1,101.10	1,023.87	1.04	1.01	0.20
Institutional 3 Class	1,000.00	1,000.00	1,101.20	1,023.87	1.04	1.01	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mid Cap Index Fund  | Annual Report 2024
7

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 1.5%
Diversified Telecommunication Services 0.3%
Frontier Communications Parent, Inc.(a)	218,502	5,174,127
Iridium Communications, Inc.	122,350	3,542,033
Total		8,716,160
Entertainment 0.2%
TKO Group Holdings, Inc.	59,272	4,962,844
Interactive Media & Services 0.3%
Ziff Davis, Inc.(a)	45,428	3,123,629
ZoomInfo Technologies, Inc.(a)	292,644	4,904,714
Total		8,028,343
Media 0.7%
Cable One, Inc.	4,495	2,049,720
New York Times Co. (The), Class A	161,643	7,157,552
Nexstar Media Group, Inc., Class A	31,844	5,291,517
TEGNA, Inc.	194,580	2,726,066
Total		17,224,855
Total Communication Services		38,932,202
Consumer Discretionary 15.8%
Automobile Components 1.4%
Adient PLC(a)	92,522	3,140,197
Autoliv, Inc.	73,984	8,584,363
Fox Factory Holding Corp.(a)	41,867	2,118,051
Gentex Corp.	230,426	8,417,462
Goodyear Tire & Rubber Co. (The)(a)	280,111	3,327,719
Lear Corp.	57,554	7,905,042
Visteon Corp.(a)	27,474	3,107,859
Total		36,600,693
Automobiles 0.4%
Harley-Davidson, Inc.	125,199	4,540,968
Thor Industries, Inc.	52,632	6,746,370
Total		11,287,338
Common Stocks (continued)
Issuer	Shares	Value ($)
Broadline Retail 0.5%
Macy’s, Inc.	270,317	4,714,328
Nordstrom, Inc.	95,831	2,009,576
Ollie’s Bargain Outlet Holdings, Inc.(a)	60,956	4,886,843
Total		11,610,747
Diversified Consumer Services 0.9%
Graham Holdings Co., Class B	3,537	2,484,141
Grand Canyon Education, Inc.(a)	29,199	3,936,025
H&R Block, Inc.	142,186	6,960,005
Service Corp. International	145,954	10,682,373
Total		24,062,544
Hotels, Restaurants & Leisure 3.6%
Aramark	257,886	7,821,682
Boyd Gaming Corp.	68,640	4,539,163
Choice Hotels International, Inc.	24,598	2,753,500
Churchill Downs, Inc.	67,059	8,172,480
Hilton Grand Vacations, Inc.(a)	70,406	3,159,821
Hyatt Hotels Corp., Class A	43,685	6,709,579
Light & Wonder, Inc.(a)	88,955	8,940,867
Marriott Vacations Worldwide Corp.	32,630	3,040,790
Penn Entertainment, Inc.(a)	149,919	2,743,518
Planet Fitness, Inc., Class A(a)	84,403	5,237,206
Texas Roadhouse, Inc.	65,973	9,854,387
Travel + Leisure Co.	71,542	3,197,212
Vail Resorts, Inc.	37,628	8,666,105
Wendy’s Co. (The)	165,045	2,988,965
Wingstop, Inc.	29,058	10,200,811
Wyndham Hotels & Resorts, Inc.	81,956	6,273,732
Total		94,299,818
Household Durables 1.9%
Helen of Troy Ltd.(a)	23,455	2,931,875
KB Home	75,633	5,024,300
Leggett & Platt, Inc.	131,703	2,689,375
Taylor Morrison Home Corp., Class A(a)	106,147	6,008,982
Tempur Sealy International, Inc.	170,186	9,270,031
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Mid Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Toll Brothers, Inc.	106,176	12,172,017
TopBuild Corp.(a)	31,389	12,630,306
Total		50,726,886
Leisure Products 0.8%
Brunswick Corp.	67,979	5,941,364
Mattel, Inc.(a)	348,951	6,874,335
Polaris, Inc.	52,441	4,861,805
YETI Holdings, Inc.(a)	85,800	3,521,232
Total		21,198,736
Specialty Retail 4.0%
AutoNation, Inc.(a)	25,623	3,838,325
Burlington Stores, Inc.(a)	64,098	13,146,500
Dick’s Sporting Goods, Inc.	60,708	10,799,346
Five Below, Inc.(a)	55,011	11,039,608
Floor & Decor Holdings, Inc., Class A(a)	105,278	12,751,271
GameStop Corp., Class A(a)	265,356	3,786,630
Gap, Inc. (The)	211,931	4,013,973
Lithia Motors, Inc., Class A	27,186	8,130,245
Murphy U.S.A., Inc.	19,127	7,976,150
Penske Automotive Group, Inc.	19,256	2,955,796
Restoration Hardware Holdings, Inc.(a)	15,269	4,189,814
Valvoline, Inc.(a)	136,982	5,840,913
Williams-Sonoma, Inc.	63,367	14,924,830
Total		103,393,401
Textiles, Apparel & Luxury Goods 2.3%
Capri Holdings Ltd.(a)	114,812	5,296,278
Carter’s, Inc.	36,379	2,944,880
Columbia Sportswear Co.	34,071	2,817,331
Crocs, Inc.(a)	59,833	7,314,584
Deckers Outdoor Corp.(a)	25,419	22,765,002
PVH Corp.	59,693	8,158,242
Skechers U.S.A., Inc., Class A(a)	131,977	8,157,499
Under Armour, Inc., Class A(a)	186,498	1,671,022
Under Armour, Inc., Class C(a)	191,081	1,631,832
Total		60,756,670
Total Consumer Discretionary		413,936,833
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 4.7%
Beverages 0.7%
Boston Beer Co., Inc. (The), Class A(a)	9,297	2,864,778
Celsius Holdings, Inc.(a)	146,475	11,955,289
Coca-Cola Bottling Co. Consolidated	4,630	3,892,904
Total		18,712,971
Consumer Staples Distribution & Retail 2.0%
BJ’s Wholesale Club Holdings, Inc.(a)	132,111	9,649,388
Casey’s General Stores, Inc.	36,815	11,209,799
Grocery Outlet Holding Corp.(a)	98,066	2,529,122
Performance Food Group, Inc.(a)	153,715	11,800,701
Sprouts Farmers Market, Inc.(a)	100,330	6,264,605
U.S. Foods Holding Corp.(a)	223,442	11,348,619
Total		52,802,234
Food Products 1.1%
Darling Ingredients, Inc.(a)	157,598	6,667,971
Flowers Foods, Inc.	189,790	4,255,092
Ingredion, Inc.	64,402	7,575,607
Lancaster Colony Corp.	20,116	4,162,403
Pilgrim’s Pride Corp.(a)	39,766	1,266,150
Post Holdings, Inc.(a)	50,196	5,228,415
Total		29,155,638
Personal Care Products 0.9%
BellRing Brands, Inc.(a)	129,853	7,395,128
Coty, Inc., Class A(a)	369,962	4,646,723
elf Beauty, Inc.(a)	54,530	11,371,141
Total		23,412,992
Total Consumer Staples		124,083,835
Energy 5.0%
Energy Equipment & Services 0.9%
ChampionX Corp.	192,439	5,977,155
NOV, Inc.	389,152	6,576,669
Valaris Ltd.(a)	61,930	3,904,687
Weatherford International PLC(a)	71,245	7,310,449
Total		23,768,960
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.1%
Antero Midstream Corp.	336,468	4,508,671
Antero Resources Corp.(a)	279,087	7,172,536
Chesapeake Energy Corp.	110,061	9,110,850
Chord Energy Corp.	40,778	6,624,386
Civitas Resources, Inc.	84,300	5,789,724
CNX Resources Corp.(a)	156,927	3,287,621
DT Midstream, Inc.	95,727	5,516,747
Equitrans Midstream Corp.	428,009	4,575,416
HF Sinclair Corp.	154,657	8,583,463
Matador Resources Co.	109,453	6,911,957
Murphy Oil Corp.	144,971	5,750,999
Ovintiv, Inc.	250,722	12,388,174
PBF Energy, Inc., Class A	107,441	5,017,495
Permian Resources Corp.	410,645	6,389,636
Range Resources Corp.	238,380	7,537,576
Southwestern Energy Co.(a)	1,088,112	7,584,141
Total		106,749,392
Total Energy		130,518,352
Financials 15.6%
Banks 5.0%
Associated Banc-Corp.	146,812	3,059,562
Bank OZK	103,941	4,552,616
Cadence Bank	180,451	4,994,883
Columbia Banking System, Inc.	206,048	3,729,469
Commerce Bancshares, Inc.	117,318	6,105,229
Cullen/Frost Bankers, Inc.	63,271	6,865,536
East West Bancorp, Inc.	139,222	10,143,715
First Financial Bankshares, Inc.	126,881	3,925,698
First Horizon Corp.	551,997	7,783,158
FNB Corp.	354,479	4,728,750
Glacier Bancorp, Inc.	109,535	4,098,800
Hancock Whitney Corp.	85,107	3,710,665
Home Bancshares, Inc.	185,372	4,348,827
International Bancshares Corp.	52,723	2,735,796
New York Community Bancorp, Inc.	713,730	3,418,767
Old National Bancorp	289,075	4,749,502
Pinnacle Financial Partners, Inc.	75,843	6,273,733
Prosperity Bancshares, Inc.	92,579	5,777,855
Common Stocks (continued)
Issuer	Shares	Value ($)
SouthState Corp.	75,143	6,315,018
Synovus Financial Corp.	144,469	5,481,154
Texas Capital Bancshares, Inc.(a)	47,438	2,782,239
UMB Financial Corp.	43,148	3,521,308
United Bankshares, Inc.	133,297	4,624,073
Valley National Bancorp	421,285	3,450,324
Webster Financial Corp.	169,950	8,096,418
Wintrust Financial Corp.	60,494	5,828,597
Total		131,101,692
Capital Markets 2.9%
Affiliated Managers Group, Inc.	33,399	5,220,598
Carlyle Group, Inc. (The)	213,854	9,805,206
Evercore, Inc., Class A	34,239	6,405,432
Federated Hermes, Inc., Class B	85,201	3,001,631
Houlihan Lokey, Inc., Class A	50,988	6,560,116
Interactive Brokers Group, Inc., Class A	105,718	11,493,661
Janus Henderson Group PLC	130,920	4,079,467
Jefferies Financial Group, Inc.	166,302	6,954,750
Morningstar, Inc.	25,731	7,683,019
SEI Investments Co.	98,795	6,643,964
Stifel Financial Corp.	100,760	7,643,653
Total		75,491,497
Consumer Finance 0.7%
Ally Financial, Inc.	268,176	9,919,831
FirstCash Holdings, Inc.	36,540	4,183,830
SLM Corp.	223,528	4,656,088
Total		18,759,749
Financial Services 1.8%
Equitable Holdings, Inc.	314,321	10,762,351
Essent Group Ltd.	105,466	5,649,814
Euronet Worldwide, Inc.(a)	43,284	4,737,001
MGIC Investment Corp.	273,950	5,448,865
Voya Financial, Inc.	103,202	7,054,889
Western Union Co. (The)	359,942	4,826,822
WEX, Inc.(a)	42,219	9,276,781
Total		47,756,523
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Mid Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.6%
American Financial Group, Inc.	64,555	8,241,737
Brighthouse Financial, Inc.(a)	63,427	2,952,527
CNO Financial Group, Inc.	110,811	2,957,546
Erie Indemnity Co., Class A	24,640	10,025,523
Fidelity National Financial, Inc.	255,416	12,918,941
First American Financial Corp.	101,930	5,953,731
Hanover Insurance Group, Inc. (The)	35,329	4,644,704
Kemper Corp.	59,512	3,411,823
Kinsale Capital Group, Inc.	21,748	11,225,883
Old Republic International Corp.	257,591	7,459,835
Primerica, Inc.	34,609	8,488,203
Reinsurance Group of America, Inc.	65,107	11,514,173
RenaissanceRe Holdings Ltd.	51,859	11,658,940
RLI Corp.	39,664	5,808,793
Selective Insurance Group, Inc.	59,854	6,253,546
Unum Group	181,121	8,956,434
Total		122,472,339
Mortgage Real Estate Investment Trusts (REITS) 0.6%
Annaly Capital Management, Inc.	494,028	9,430,994
Starwood Property Trust, Inc.	293,958	5,993,804
Total		15,424,798
Total Financials		411,006,598
Health Care 7.6%
Biotechnology 1.5%
Arrowhead Pharmaceuticals, Inc.(a)	121,492	3,899,893
Exelixis, Inc.(a)	307,205	6,727,790
Halozyme Therapeutics, Inc.(a)	130,497	5,195,086
Neurocrine Biosciences, Inc.(a)	97,061	12,656,754
United Therapeutics Corp.(a)	46,364	10,461,573
Total		38,941,096
Health Care Equipment & Supplies 2.2%
Enovis Corp.(a)	49,078	2,935,355
Envista Holdings Corp.(a)	169,324	3,496,541
Globus Medical, Inc., Class A(a)	113,965	6,152,970
Haemonetics Corp.(a)	50,127	3,658,269
Inari Medical, Inc.(a)	50,560	2,331,827
Integra LifeSciences Holdings Corp.(a)	67,189	2,479,946
Common Stocks (continued)
Issuer	Shares	Value ($)
Lantheus Holdings, Inc.(a)	67,659	4,423,545
LivaNova PLC(a)	53,230	2,917,536
Masimo Corp.(a)	43,848	5,636,222
Neogen Corp.(a)	194,457	3,342,716
Penumbra, Inc.(a)	38,128	8,957,030
QuidelOrtho Corp.(a)	48,847	2,227,423
Shockwave Medical, Inc.(a)	36,450	9,508,712
Total		58,068,092
Health Care Providers & Services 2.1%
Acadia Healthcare Co., Inc.(a)	91,098	7,602,128
Amedisys, Inc.(a)	32,237	2,998,686
Chemed Corp.	14,879	9,316,188
Encompass Health Corp.	99,016	7,366,790
HealthEquity, Inc.(a)	84,590	6,987,980
Option Care Health, Inc.(a)	174,984	5,646,734
Progyny, Inc.(a)	82,367	3,008,043
R1 RCM, Inc.(a)	194,524	2,733,062
Tenet Healthcare Corp.(a)	100,321	9,329,853
Total		54,989,464
Health Care Technology 0.1%
Doximity, Inc., Class A(a)	116,728	3,295,231
Life Sciences Tools & Services 1.3%
Azenta, Inc.(a)	59,425	3,871,539
Bruker Corp.	91,611	7,928,016
Medpace Holdings, Inc.(a)	23,036	9,157,271
Repligen Corp.(a)	51,294	9,950,523
Sotera Health Co.(a)	97,717	1,466,732
Total		32,374,081
Pharmaceuticals 0.4%
Jazz Pharmaceuticals PLC(a)	62,194	7,394,867
Perrigo Co. PLC	133,863	3,515,242
Total		10,910,109
Total Health Care		198,578,073
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 21.2%
Aerospace & Defense 1.2%
BWX Technologies, Inc.	90,357	9,110,696
Curtiss-Wright Corp.	37,777	8,925,572
Hexcel Corp.	83,091	6,186,956
Woodward, Inc.	59,686	8,444,972
Total		32,668,196
Air Freight & Logistics 0.2%
GXO Logistics, Inc.(a)	117,513	6,082,473
Building Products 3.5%
Advanced Drainage Systems, Inc.	67,728	11,055,919
Carlisle Companies, Inc.	48,093	16,832,550
Fortune Brands Innovations, Inc.	124,567	10,132,280
Lennox International, Inc.	31,598	14,889,294
Owens Corning	87,798	13,150,384
Simpson Manufacturing Co., Inc.	42,156	8,797,114
Trex Company, Inc.(a)	107,279	9,843,921
UFP Industries, Inc.	61,064	6,999,766
Total		91,701,228
Commercial Services & Supplies 1.3%
Brink’s Co. (The)	44,505	3,686,349
Clean Harbors, Inc.(a)	49,750	9,059,475
MSA Safety, Inc.	36,504	6,722,212
Stericycle, Inc.(a)	91,401	4,971,300
Tetra Tech, Inc.	52,601	9,327,209
Total		33,766,545
Construction & Engineering 2.2%
AECOM	137,045	12,173,707
Comfort Systems U.S.A., Inc.	35,282	10,786,766
EMCOR Group, Inc.	46,474	14,570,529
Fluor Corp.(a)	168,310	6,193,808
MasTec, Inc.(a)	59,713	4,505,943
MDU Resources Group, Inc.	201,170	4,361,366
Valmont Industries, Inc.	20,638	4,373,811
Total		56,965,930
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.6%
Acuity Brands, Inc.	30,573	7,681,161
EnerSys	39,909	3,666,839
nVent Electric PLC	163,901	11,033,815
Regal Rexnord Corp.	65,545	11,240,312
Sensata Technologies Holding	149,520	5,146,478
Sunrun, Inc.(a)	214,550	2,583,182
Total		41,351,787
Ground Transportation 2.1%
Avis Budget Group, Inc.	18,249	1,971,622
Hertz Global Holdings, Inc.(a)	130,755	1,026,427
Knight-Swift Transportation Holdings, Inc.	159,339	8,977,159
Landstar System, Inc.	35,510	6,754,002
Ryder System, Inc.	43,785	4,995,869
Saia, Inc.(a)	26,226	15,090,440
Werner Enterprises, Inc.	62,627	2,513,848
XPO, Inc.(a)	114,567	13,784,701
Total		55,114,068
Machinery 4.7%
AGCO Corp.	61,397	6,735,251
Chart Industries, Inc.(a)	41,480	5,925,833
Crane Co.	48,255	5,865,878
Donaldson Co., Inc.	119,223	8,538,751
Esab Corp.	55,968	5,547,548
Flowserve Corp.	129,619	5,485,476
Graco, Inc.	166,742	15,216,875
ITT, Inc.	81,105	10,230,585
Lincoln Electric Holdings, Inc.	56,507	14,499,696
Middleby Corp. (The)(a)	52,953	8,057,329
Oshkosh Corp.	64,621	7,163,884
RBC Bearings, Inc.(a)	28,732	7,838,952
Terex Corp.	66,484	3,812,857
Timken Co. (The)	64,120	5,385,439
Toro Co. (The)	102,585	9,469,621
Watts Water Technologies, Inc., Class A	27,036	5,513,992
Total		125,287,967
Marine Transportation 0.2%
Kirby Corp.(a)	58,384	5,121,444
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Mid Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.8%
ASGN, Inc.(a)	46,628	4,631,093
CACI International, Inc., Class A(a)	22,008	8,249,699
Concentrix Corp.	46,714	3,384,429
ExlService Holdings, Inc.(a)	162,924	5,070,195
Exponent, Inc.	50,008	4,045,147
FTI Consulting, Inc.(a)	35,080	7,257,350
Genpact Ltd.	164,876	5,605,784
Insperity, Inc.	34,988	3,561,429
KBR, Inc.	133,368	8,006,081
ManpowerGroup, Inc.	48,217	3,479,339
MAXIMUS, Inc.	60,047	5,023,532
Paylocity Holding Corp.(a)	42,732	7,205,043
Science Applications International Corp.	52,293	7,318,928
Total		72,838,049
Trading Companies & Distributors 1.4%
Core & Main, Inc., Class A(a)	165,958	7,921,175
GATX Corp.	35,070	4,448,279
MSC Industrial Direct Co., Inc., Class A	45,803	4,623,355
Watsco, Inc.	33,455	13,185,285
WESCO International, Inc.	43,393	6,486,819
Total		36,664,913
Total Industrials		557,562,600
Information Technology 10.7%
Communications Equipment 0.5%
Calix, Inc.(a)	57,911	2,019,357
Ciena Corp.(a)	146,050	8,321,929
Lumentum Holdings, Inc.(a)	66,188	3,208,132
Total		13,549,418
Electronic Equipment, Instruments & Components 2.3%
Arrow Electronics, Inc.(a)	53,503	6,286,602
Avnet, Inc.	89,388	4,164,587
Belden, Inc.	41,177	3,507,457
Cognex Corp.	170,055	6,708,670
Coherent Corp.(a)	130,192	7,743,820
Crane NXT Co.	47,692	2,786,167
IPG Photonics Corp.(a)	29,203	2,521,679
Littelfuse, Inc.	24,590	5,858,322
Common Stocks (continued)
Issuer	Shares	Value ($)
Novanta, Inc.(a)	35,376	6,117,925
TD SYNNEX Corp.	56,900	5,911,910
Vishay Intertechnology, Inc.	124,709	2,712,421
Vontier Corp.	152,457	6,555,651
Total		60,875,211
IT Services 0.8%
GoDaddy, Inc., Class A(a)	139,118	15,880,320
Kyndryl Holdings, Inc.(a)	226,683	4,980,225
Total		20,860,545
Semiconductors & Semiconductor Equipment 2.7%
Allegro MicroSystems, Inc.(a)	70,352	2,215,384
Amkor Technology, Inc.	101,969	3,163,078
Cirrus Logic, Inc.(a)	53,245	4,888,956
Lattice Semiconductor Corp.(a)	136,355	10,446,157
MACOM Technology Solutions Holdings, Inc.(a)	53,462	4,722,298
MKS Instruments, Inc.	62,103	7,623,764
Onto Innovation, Inc.(a)	48,486	8,929,182
Power Integrations, Inc.	56,169	4,013,837
Rambus, Inc.(a)	106,206	6,291,643
Silicon Laboratories, Inc.(a)	31,394	4,317,931
Synaptics, Inc.(a),(b)	38,725	3,876,373
Universal Display Corp.	43,041	7,507,211
Wolfspeed, Inc.(a)	123,806	3,221,432
Total		71,217,246
Software 2.3%
Aspen Technology, Inc.(a)	27,688	5,368,427
Blackbaud, Inc.(a)	42,560	2,944,301
CommVault Systems, Inc.(a)	43,261	4,140,510
Dolby Laboratories, Inc., Class A	58,833	4,765,473
Dropbox, Inc., Class A(a)	253,077	6,061,194
Dynatrace, Inc.(a)	235,569	11,672,444
Manhattan Associates, Inc.(a)	60,819	15,407,277
Qualys, Inc.(a)	36,339	6,245,221
Teradata Corp.(a)	96,615	3,634,656
Total		60,239,503
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
13

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.1%
Pure Storage, Inc., Class A(a)	289,684	15,251,863
Super Micro Computer, Inc.(a)	45,821	39,686,484
Total		54,938,347
Total Information Technology		281,680,270
Materials 6.9%
Chemicals 2.3%
Arcadium Lithium PLC(a)	1,014,798	5,571,241
Ashland, Inc.	50,620	4,740,057
Avient Corp.	90,056	3,645,467
Axalta Coating Systems Ltd.(a)	217,415	7,115,993
Cabot Corp.	54,574	4,636,061
Chemours Co. LLC (The)	146,639	2,884,389
NewMarket Corp.	6,821	4,376,831
Olin Corp.	121,065	6,513,297
RPM International, Inc.	127,266	14,680,133
Scotts Miracle-Gro Co. (The), Class A	41,052	2,697,117
Westlake Corp.	31,647	4,389,755
Total		61,250,341
Construction Materials 0.5%
Eagle Materials, Inc.	34,464	8,738,347
Knife River Corp.(a)	55,880	4,140,149
Total		12,878,496
Containers & Packaging 1.7%
AptarGroup, Inc.	64,984	9,127,653
Berry Global Group, Inc.	116,668	6,791,244
Crown Holdings, Inc.	119,184	9,131,878
Graphic Packaging Holding Co.	302,343	7,845,801
Greif, Inc., Class A	25,165	1,622,136
Silgan Holdings, Inc.	79,957	3,510,912
Sonoco Products Co.	96,769	5,484,867
Total		43,514,491
Metals & Mining 2.2%
Alcoa Corp.	176,309	4,797,368
Cleveland-Cliffs, Inc.(a)	498,741	10,373,813
Commercial Metals Co.	115,488	6,236,352
MP Materials Corp.(a)	142,284	2,164,140
Reliance, Inc.	56,774	18,236,944
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Gold, Inc.	64,896	6,660,276
United States Steel Corp.	220,335	10,430,659
Total		58,899,552
Paper & Forest Products 0.2%
Louisiana-Pacific Corp.	63,397	4,689,476
Total Materials		181,232,356
Real Estate 7.2%
Diversified REITs 0.5%
WP Carey, Inc.	216,021	12,168,463
Health Care REITs 0.7%
Healthcare Realty Trust, Inc.	376,257	5,184,822
Medical Properties Trust, Inc.	591,739	2,491,221
Omega Healthcare Investors, Inc.	242,024	7,531,787
Sabra Health Care REIT, Inc.	228,417	3,170,428
Total		18,378,258
Hotel & Resort REITs 0.1%
Park Hotels & Resorts, Inc.	207,439	3,443,487
Industrial REITs 1.2%
EastGroup Properties, Inc.	45,768	8,040,980
First Industrial Realty Trust, Inc.	130,672	6,925,616
Rexford Industrial Realty, Inc.	208,538	10,610,413
STAG Industrial, Inc.	179,370	6,661,802
Total		32,238,811
Office REITs 0.6%
COPT Defense Properties	111,182	2,693,940
Cousins Properties, Inc.	149,934	3,419,994
Kilroy Realty Corp.	105,395	3,993,417
Vornado Realty Trust	157,933	4,153,638
Total		14,260,989
Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.(a)	46,996	8,940,519
Residential REITs 1.2%
American Homes 4 Rent, Class A	313,124	11,588,719
Apartment Income REIT Corp.	145,211	4,402,797
Equity LifeStyle Properties, Inc.	184,134	12,395,901
Independence Realty Trust, Inc.	221,987	3,249,890
Total		31,637,307
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Mid Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 0.9%
Agree Realty Corp.	99,302	5,456,645
Brixmor Property Group, Inc.	296,952	6,714,085
Kite Realty Group Trust	216,728	4,640,146
NNN REIT, Inc.	180,229	7,333,518
Total		24,144,394
Specialized REITs 1.7%
CubeSmart	222,135	9,687,307
EPR Properties	74,416	3,057,009
Gaming and Leisure Properties, Inc.	263,779	11,996,669
Lamar Advertising Co., Class A	86,516	9,564,344
National Storage Affiliates Trust	76,328	2,733,306
PotlatchDeltic Corp.	78,402	3,544,554
Rayonier, Inc.	134,776	4,640,338
Total		45,223,527
Total Real Estate		190,435,755
Utilities 3.1%
Electric Utilities 0.8%
Allete, Inc.	56,780	3,216,019
IDACORP, Inc.	50,001	4,405,588
OGE Energy Corp.	197,859	6,511,540
PNM Resources, Inc.	84,795	3,095,865
Portland General Electric Co.	99,898	4,012,903
Total		21,241,915
Gas Utilities 0.9%
National Fuel Gas Co.	90,706	4,421,011
New Jersey Resources Corp.	96,379	4,010,330
ONE Gas, Inc.	54,782	3,265,007
Southwest Gas Holdings, Inc.	59,348	4,044,566
Common Stocks (continued)
Issuer	Shares	Value ($)
Spire, Inc.	51,965	3,082,564
UGI Corp.	206,940	5,065,891
Total		23,889,369
Independent Power and Renewable Electricity Producers 0.8%
Ormat Technologies, Inc.	53,064	3,457,120
Vistra Corp.	332,025	18,108,643
Total		21,565,763
Multi-Utilities 0.3%
Black Hills Corp.	67,168	3,494,751
Northwestern Energy Group, Inc.	60,500	2,899,160
Total		6,393,911
Water Utilities 0.3%
Essential Utilities, Inc.	248,266	8,634,692
Total Utilities		81,725,650
Total Common Stocks (Cost $1,624,835,803)		2,609,692,524

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(c),(d)	23,900,108	23,895,328
Total Money Market Funds (Cost $23,892,969)		23,895,328
Total Investments in Securities (Cost: $1,648,728,772)		2,633,587,852
Other Assets & Liabilities, Net		(5,601,102)
Net Assets		2,627,986,750
At February 29, 2024, securities and/or cash totaling $4,822,820 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 Index E-mini	62	03/2024	USD	17,934,120	1,233,327	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
15

Portfolio of Investments (continued)
February 29, 2024
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 29, 2024.
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	12,750,837	331,537,311	(320,395,171)	2,351	23,895,328	1,509	1,428,940	23,900,108
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Mid Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	38,932,202	—	—	38,932,202
Consumer Discretionary	413,936,833	—	—	413,936,833
Consumer Staples	124,083,835	—	—	124,083,835
Energy	130,518,352	—	—	130,518,352
Financials	411,006,598	—	—	411,006,598
Health Care	198,578,073	—	—	198,578,073
Industrials	557,562,600	—	—	557,562,600
Information Technology	281,680,270	—	—	281,680,270
Materials	181,232,356	—	—	181,232,356
Real Estate	190,435,755	—	—	190,435,755
Utilities	81,725,650	—	—	81,725,650
Total Common Stocks	2,609,692,524	—	—	2,609,692,524
Money Market Funds	23,895,328	—	—	23,895,328
Total Investments in Securities	2,633,587,852	—	—	2,633,587,852
Investments in Derivatives
Asset
Futures Contracts	1,233,327	—	—	1,233,327
Total	2,634,821,179	—	—	2,634,821,179
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
17

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,624,835,803)	$2,609,692,524
Affiliated issuers (cost $23,892,969)	23,895,328
Margin deposits on:
Futures contracts	2,000,000
Receivable for:
Investments sold	2,643,366
Capital shares sold	1,686,689
Dividends	2,098,600
Variation margin for futures contracts	231,000
Expense reimbursement due from Investment Manager	7,142
Prepaid expenses	16,958
Total assets	2,642,271,607
Liabilities
Payable for:
Investments purchased	11,591,850
Capital shares redeemed	2,068,894
Variation margin for futures contracts	7,907
Management services fees	14,245
Distribution and/or service fees	4,186
Transfer agent fees	234,855
Compensation of chief compliance officer	474
Compensation of board members	4,366
Other expenses	65,934
Deferred compensation of board members	292,146
Total liabilities	14,284,857
Net assets applicable to outstanding capital stock	$2,627,986,750
Represented by
Paid in capital	1,569,873,180
Total distributable earnings (loss)	1,058,113,570
Total - representing net assets applicable to outstanding capital stock	$2,627,986,750
Class A
Net assets	$617,822,261
Shares outstanding	41,571,419
Net asset value per share	$14.86
Institutional Class
Net assets	$1,054,016,522
Shares outstanding	71,469,573
Net asset value per share	$14.75
Institutional 2 Class
Net assets	$582,545,174
Shares outstanding	38,097,195
Net asset value per share	$15.29
Institutional 3 Class
Net assets	$373,602,793
Shares outstanding	26,139,477
Net asset value per share	$14.29
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Mid Cap Index Fund  | Annual Report 2024

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$39,420,319
Dividends — affiliated issuers	1,428,940
Total income	40,849,259
Expenses:
Management services fees	4,979,260
Distribution and/or service fees
Class A	1,500,306
Transfer agent fees
Class A	721,753
Institutional Class	1,199,797
Institutional 2 Class	325,062
Institutional 3 Class	22,166
Custodian fees	27,436
Printing and postage fees	93,649
Registration fees	82,878
Licensing fees and expenses	21,982
Accounting services fees	30,993
Legal fees	42,430
Interest on collateral	1,154
Compensation of chief compliance officer	475
Compensation of board members	42,828
Deferred compensation of board members	40,667
Other	47,347
Total expenses	9,180,183
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,713,997)
Expense reduction	(120)
Total net expenses	6,466,066
Net investment income	34,383,193
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	176,238,799
Investments — affiliated issuers	1,509
Futures contracts	1,896,092
Net realized gain	178,136,400
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	93,596,173
Investments — affiliated issuers	2,351
Futures contracts	105,799
Net change in unrealized appreciation (depreciation)	93,704,323
Net realized and unrealized gain	271,840,723
Net increase in net assets resulting from operations	$306,223,916
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
19

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$34,383,193	$34,169,676
Net realized gain	178,136,400	198,871,781
Net change in unrealized appreciation (depreciation)	93,704,323	(282,598,976)
Net increase (decrease) in net assets resulting from operations	306,223,916	(49,557,519)
Distributions to shareholders
Net investment income and net realized gains
Class A	(46,036,476)	(67,845,982)
Institutional Class	(81,262,696)	(123,048,739)
Institutional 2 Class	(42,225,235)	(56,510,896)
Institutional 3 Class	(29,083,839)	(25,341,723)
Total distributions to shareholders	(198,608,246)	(272,747,340)
Decrease in net assets from capital stock activity	(62,788,024)	(102,254,234)
Total increase (decrease) in net assets	44,827,646	(424,559,093)
Net assets at beginning of year	2,583,159,104	3,007,718,197
Net assets at end of year	$2,627,986,750	$2,583,159,104

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	8,538,158	117,657,199	8,285,119	117,413,509
Distributions reinvested	2,486,549	33,592,879	3,863,153	51,087,516
Shares redeemed	(15,191,510)	(210,027,705)	(14,041,052)	(201,248,860)
Net decrease	(4,166,803)	(58,777,627)	(1,892,780)	(32,747,835)
Institutional Class
Shares sold	11,458,915	155,274,018	11,245,870	159,522,185
Distributions reinvested	5,695,333	76,314,719	7,675,327	100,863,138
Shares redeemed	(17,421,616)	(241,283,166)	(42,900,601)	(612,521,876)
Net decrease	(267,368)	(9,694,429)	(23,979,404)	(352,136,553)
Institutional 2 Class
Shares sold	10,379,084	147,340,372	9,264,683	134,981,788
Distributions reinvested	2,249,373	31,237,281	3,136,971	42,602,782
Shares redeemed	(12,764,326)	(181,795,209)	(12,595,051)	(185,330,621)
Net decrease	(135,869)	(3,217,556)	(193,397)	(7,746,051)
Institutional 3 Class
Shares sold	3,852,383	51,320,957	23,241,193	322,049,907
Distributions reinvested	615,447	7,992,587	665,832	8,516,067
Shares redeemed	(3,780,455)	(50,411,956)	(2,931,562)	(40,189,769)
Net increase	687,375	8,901,588	20,975,463	290,376,205
Total net decrease	(3,882,665)	(62,788,024)	(5,090,118)	(102,254,234)
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Mid Cap Index Fund  | Annual Report 2024

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Columbia Mid Cap Index Fund  | Annual Report 2024
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$14.29	0.17	1.49	1.66	(0.16)	(0.93)	(1.09)
Year Ended 2/28/2023	$16.13	0.16	(0.50)	(0.34)	(0.16)	(1.34)	(1.50)
Year Ended 2/28/2022	$17.72	0.14 (f)	1.30	1.44	(0.13)	(2.90)	(3.03)
Year Ended 2/28/2021	$14.07	0.14	5.02	5.16	(0.16)	(1.35)	(1.51)
Year Ended 2/29/2020	$15.47	0.18	(0.71)	(0.53)	(0.19)	(0.68)	(0.87)
Institutional Class
Year Ended 2/29/2024	$14.19	0.20	1.49	1.69	(0.20)	(0.93)	(1.13)
Year Ended 2/28/2023	$16.03	0.19	(0.49)	(0.30)	(0.20)	(1.34)	(1.54)
Year Ended 2/28/2022	$17.63	0.19 (f)	1.29	1.48	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.00	0.18	4.99	5.17	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.39	0.22	(0.70)	(0.48)	(0.23)	(0.68)	(0.91)
Institutional 2 Class
Year Ended 2/29/2024	$14.67	0.21	1.54	1.75	(0.20)	(0.93)	(1.13)
Year Ended 2/28/2023	$16.52	0.20	(0.51)	(0.31)	(0.20)	(1.34)	(1.54)
Year Ended 2/28/2022	$18.08	0.19 (f)	1.33	1.52	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.32	0.18	5.12	5.30	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.73	0.22	(0.72)	(0.50)	(0.23)	(0.68)	(0.91)
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Mid Cap Index Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$14.86	12.58%	0.59% (c)	0.45% (c),(d)	1.19%	19%	$617,822
Year Ended 2/28/2023	$14.29	(1.05% )	0.58% (c),(e)	0.45% (c),(d),(e)	1.10%	12%	$653,592
Year Ended 2/28/2022	$16.13	7.48%	0.58% (c),(e)	0.45% (c),(d),(e)	0.78%	16%	$768,487
Year Ended 2/28/2021	$17.72	39.13%	0.58% (e)	0.45% (d),(e)	1.01%	14%	$902,341
Year Ended 2/29/2020	$14.07	(3.88% )	0.58% (e)	0.45% (d),(e)	1.16%	14%	$986,055
Institutional Class
Year Ended 2/29/2024	$14.75	12.88%	0.34% (c)	0.20% (c),(d)	1.45%	19%	$1,054,017
Year Ended 2/28/2023	$14.19	(0.80% )	0.33% (c),(e)	0.20% (c),(d),(e)	1.35%	12%	$1,017,847
Year Ended 2/28/2022	$16.03	7.72%	0.33% (c),(e)	0.20% (c),(d),(e)	1.03%	16%	$1,534,550
Year Ended 2/28/2021	$17.63	39.49%	0.34% (e)	0.20% (d),(e)	1.25%	14%	$1,642,259
Year Ended 2/29/2020	$14.00	(3.59% )	0.33% (e)	0.20% (d),(e)	1.40%	14%	$1,579,863
Institutional 2 Class
Year Ended 2/29/2024	$15.29	12.86%	0.28% (c)	0.20% (c)	1.44%	19%	$582,545
Year Ended 2/28/2023	$14.67	(0.84% )	0.28% (c),(e)	0.20% (c),(e)	1.35%	12%	$560,860
Year Ended 2/28/2022	$16.52	7.75%	0.27% (c),(e)	0.20% (c),(e)	1.03%	16%	$634,732
Year Ended 2/28/2021	$18.08	39.52%	0.28% (e)	0.20% (e)	1.24%	14%	$843,249
Year Ended 2/29/2020	$14.32	(3.65% )	0.28% (e)	0.20% (e)	1.40%	14%	$663,451
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
23

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2024	$13.79	0.19	1.44	1.63	(0.20)	(0.93)	(1.13)
Year Ended 2/28/2023	$15.63	0.18	(0.48)	(0.30)	(0.20)	(1.34)	(1.54)
Year Ended 2/28/2022	$17.25	0.18 (f)	1.28	1.46	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$13.73	0.17	4.89	5.06	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.11	0.21	(0.68)	(0.47)	(0.23)	(0.68)	(0.91)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Institutional Class	Institutional 2 Class	Institutional 3 Class
02/28/2022	$0.01	$0.01	$0.01	$0.01
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Mid Cap Index Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2024	$14.29	12.81%	0.22% (c)	0.20% (c)	1.44%	19%	$373,603
Year Ended 2/28/2023	$13.79	(0.82% )	0.23% (c),(e)	0.20% (c),(e)	1.36%	12%	$350,859
Year Ended 2/28/2022	$15.63	7.78%	0.22% (c),(e)	0.20% (c),(e)	1.04%	16%	$69,950
Year Ended 2/28/2021	$17.25	39.46%	0.23% (e)	0.20% (e)	1.23%	14%	$64,740
Year Ended 2/29/2020	$13.73	(3.59% )	0.23% (e)	0.20% (e)	1.41%	14%	$37,706
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund  | Annual Report 2024
25

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Mid Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
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27

Notes to Financial Statements (continued)
February 29, 2024
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Columbia Mid Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2024:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,233,327 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,896,092

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	105,799
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended February 29, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	30,812,571
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Mid Cap Index Fund  | Annual Report 2024
29

Notes to Financial Statements (continued)
February 29, 2024
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
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Columbia Mid Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $120.
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31

Notes to Financial Statements (continued)
February 29, 2024
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation and earnings and profits distributed to shareholders on the redemption of shares.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
—	(10,649,000)	10,649,000
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Columbia Mid Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
33,349,547	165,258,699	198,608,246	35,877,721	236,869,619	272,747,340
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,586,699	69,876,756	—	978,942,261
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,655,878,918	1,120,397,408	(141,455,147)	978,942,261
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $472,747,781 and $677,968,661, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Columbia Mid Cap Index Fund  | Annual Report 2024
33

Notes to Financial Statements (continued)
February 29, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
Note 9. Significant risks
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
34
Columbia Mid Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 29, 2024, one unaffiliated shareholder of record owned 23.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Mid Cap Index Fund  | Annual Report 2024
35

Notes to Financial Statements (continued)
February 29, 2024
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
36
Columbia Mid Cap Index Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mid Cap Index Fund  | Annual Report 2024
37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
81.79%	79.28%	17.11%	$181,127,591
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
38
Columbia Mid Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Columbia Mid Cap Index Fund  | Annual Report 2024
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
40
Columbia Mid Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Columbia Mid Cap Index Fund  | Annual Report 2024
41

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
42
Columbia Mid Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Columbia Mid Cap Index Fund  | Annual Report 2024
43

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

44
Columbia Mid Cap Index Fund  | Annual Report 2024

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Columbia Mid Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN196_02_P01_(04/24)

Columbia Select Mid Cap Value Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Value Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	8.79	10.37	8.04
	Including sales charges		2.54	9.08	7.40
Advisor Class		11/08/12	9.01	10.65	8.31
Class C	Excluding sales charges	11/20/01	7.90	9.57	7.24
	Including sales charges		6.90	9.57	7.24
Institutional Class		11/20/01	8.95	10.63	8.31
Institutional 2 Class		11/08/12	9.04	10.75	8.43
Institutional 3 Class		07/15/09	9.24	10.81	8.49
Class R		01/23/06	8.40	10.08	7.77
Russell Midcap Value Index			10.87	8.94	8.19
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	3.2
Consumer Discretionary	9.9
Consumer Staples	6.2
Energy	5.4
Financials	19.5
Health Care	6.5
Industrials	18.7
Information Technology	8.9
Materials	6.0
Real Estate	8.4
Utilities	7.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Select Mid Cap Value Fund returned 8.79% excluding sales charges. The Fund’s benchmark, the Russell Midcap Value Index, returned 10.87% for the same period.
Market overview
U.S. equities posted strong gains for the period, thanks largely to a combination of investor enthusiasm for artificial intelligence (AI) and hopes for a more-favorable rate environment. Markets advanced choppily throughout the period, which opened with two bank failures and bowed out with chipmaker NVIDIA posting results that ignited a broad-based rally, especially for stocks with exposure to AI proliferation.
Between those headline-grabbing bookends, uncertainty about the effect of a vibrant economy on U.S. Federal Reserve (Fed) policy dominated investor focus. Sentiment fluctuated for most of the period until the Fed catalyzed dovish consensus in December by holding rates steady and releasing projections that implied 75 basis points of easing in calendar year 2024. (Dovish tends to suggest lower interest rates; opposite of hawkish.) (A basis point is 1/100 of a percent.)
Multiple considerations compounded rate worries, notably the outsized influence that a few mega-cap stocks were having on market performance. Speculation about recession lingered too, as did worries over slowing growth in China and ongoing geopolitical conflicts. A potential government shutdown, a surprise downgrade of U.S. debt and a high-profile earnings disappointment from electric car maker Tesla added to investor anxiety.
Nevertheless, investors remained focused on the upside while realigning rate-cut estimates with Fed projections. All 11 economic-sector groupings within the S&P 500 Index finished with positive results except for utilities, reflecting to some degree the breadth of AI expectations. Stocks within the information technology and communications services sectors did best. Growth stocks significantly outperformed value stocks across capitalization ranges, as represented by the Russell style indexes. Despite posting a solid double-digit return, mid-cap stocks meaningfully underperformed large caps, as measured by Russell size indexes.
The Fund’s notable detractors during the period
•
Stock selection within the materials, utilities and financials sectors weighed on the Fund’s performance versus its benchmark during the period, as did an underweight to the industrials sector.
•
Within the materials sector, notable individual detractors included agricultural chemicals maker FMC Corp., which fell on destocking concerns, and specialty chemicals maker Chemours Co., LLC, which fell on worries over a pullback in demand for consumer electronics as well as a delay in China’s economic recovery.
•
Independent power producer AES Corp. slid throughout the period, primarily on investor fears of rising interest rates and the impact on its renewables business. These fears proved to be unfounded and the stock staged a strong recovery that partially offset the earlier downturn.
•
Underperformance also was influenced meaningfully by exposure to the regional bank turmoil in February, particularly SVB Financial Group. Although the Fund exited its position as efficiently and effectively as possible after the bank’s failure in March, ownership weighed on results for the full period.
The Fund’s notable contributors during the period
•
Strong stock selection within the communication services, industrials and consumer discretionary sectors helped relative results, as did a small underweight to the financials sector.
•
Heating and cooling system provider Trane Technologies PLC, which was a top contributor in the prior period, delivered strong results during the period as it saw impressive growth in its residential HVAC business and momentum in its commercial business, despite headwinds from the lockdowns in China and weather disruptions.
•
Industrial solutions provider Ingersoll Rand, Inc. rose on investor expectations for increased margins and consistency of free cash flow.
•
Private equity manager Carlyle Group, Inc. rose after pleasing investors with progress on strategic growth initiatives.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,098.50	1,019.29	5.84	5.62	1.12
Advisor Class	1,000.00	1,000.00	1,099.80	1,020.54	4.54	4.37	0.87
Class C	1,000.00	1,000.00	1,093.70	1,015.56	9.73	9.37	1.87
Institutional Class	1,000.00	1,000.00	1,098.60	1,020.54	4.54	4.37	0.87
Institutional 2 Class	1,000.00	1,000.00	1,099.40	1,020.93	4.12	3.97	0.79
Institutional 3 Class	1,000.00	1,000.00	1,100.80	1,021.23	3.81	3.67	0.73
Class R	1,000.00	1,000.00	1,096.10	1,018.05	7.14	6.87	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
7

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 3.2%
Entertainment 1.6%
Take-Two Interactive Software, Inc.(a)	272,958	40,105,719
Media 1.6%
Nexstar Media Group, Inc., Class A	230,866	38,363,003
Total Communication Services		78,468,722
Consumer Discretionary 9.9%
Hotels, Restaurants & Leisure 2.4%
Hyatt Hotels Corp., Class A	380,258	58,403,826
Household Durables 2.0%
D.R. Horton, Inc.	332,364	49,668,476
Leisure Products 1.6%
Hasbro, Inc.	769,000	38,673,010
Specialty Retail 3.9%
Burlington Stores, Inc.(a)	243,813	50,006,046
O’Reilly Automotive, Inc.(a)	43,687	47,506,118
Total		97,512,164
Total Consumer Discretionary		244,257,476
Consumer Staples 6.1%
Consumer Staples Distribution & Retail 4.6%
Dollar Tree, Inc.(a)	338,865	49,704,718
U.S. Foods Holding Corp.(a)	959,090	48,712,181
Walgreens Boots Alliance, Inc.	757,927	16,113,528
Total		114,530,427
Food Products 1.5%
Tyson Foods, Inc., Class A	684,321	37,117,571
Total Consumer Staples		151,647,998
Energy 5.3%
Oil, Gas & Consumable Fuels 5.3%
Devon Energy Corp.	1,208,136	53,230,472
Marathon Petroleum Corp.	467,247	79,072,210
Total		132,302,682
Total Energy		132,302,682
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 19.3%
Banks 4.4%
Popular, Inc.	661,056	55,317,166
Regions Financial Corp.	2,848,592	53,069,269
Total		108,386,435
Capital Markets 2.9%
Carlyle Group, Inc. (The)	1,585,676	72,703,245
Consumer Finance 2.3%
Discover Financial Services	476,134	57,469,374
Financial Services 4.3%
Global Payments, Inc.	411,000	53,306,700
Voya Financial, Inc.	762,268	52,108,640
Total		105,415,340
Insurance 5.4%
Hanover Insurance Group, Inc. (The)	391,910	51,524,408
Kemper Corp.	490,417	28,115,606
Reinsurance Group of America, Inc.	312,919	55,339,725
Total		134,979,739
Total Financials		478,954,133
Health Care 6.5%
Health Care Equipment & Supplies 1.9%
Zimmer Biomet Holdings, Inc.	375,080	46,644,949
Health Care Providers & Services 3.1%
Centene Corp.(a)	483,981	37,958,630
Quest Diagnostics, Inc.	308,449	38,522,196
Total		76,480,826
Life Sciences Tools & Services 1.5%
Agilent Technologies, Inc.	268,962	36,944,620
Total Health Care		160,070,395
Industrials 18.5%
Building Products 3.4%
Trane Technologies PLC	302,986	85,432,963
Electrical Equipment 3.5%
AMETEK, Inc.	480,930	86,653,967
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 6.8%
Ingersoll Rand, Inc.	1,044,757	95,417,657
ITT, Inc.	581,346	73,330,984
Total		168,748,641
Passenger Airlines 2.0%
Southwest Airlines Co.	1,417,681	48,583,928
Professional Services 2.8%
CACI International, Inc., Class A(a)	186,547	69,927,143
Total Industrials		459,346,642
Information Technology 8.8%
Communications Equipment 2.0%
Motorola Solutions, Inc.	148,841	49,175,578
Electronic Equipment, Instruments & Components 2.3%
Corning, Inc.	1,740,314	56,107,724
Semiconductors & Semiconductor Equipment 4.5%
Marvell Technology, Inc.	603,380	43,238,211
ON Semiconductor Corp.(a)	566,071	44,674,323
Teradyne, Inc.	239,678	24,828,244
Total		112,740,778
Total Information Technology		218,024,080
Materials 5.9%
Chemicals 2.3%
Chemours Co. LLC (The)	1,463,523	28,787,497
FMC Corp.	486,663	27,442,927
Total		56,230,424
Metals & Mining 3.6%
ATI, Inc.(a)	1,051,844	51,729,688
Freeport-McMoRan, Inc.	1,029,644	38,930,840
Total		90,660,528
Total Materials		146,890,952
Real Estate 8.4%
Health Care REITs 2.3%
Welltower, Inc.	625,272	57,625,067
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial REITs 2.1%
First Industrial Realty Trust, Inc.	980,833	51,984,149
Specialized REITs 4.0%
Gaming and Leisure Properties, Inc.	1,059,569	48,189,198
Lamar Advertising Co., Class A	453,985	50,188,042
Total		98,377,240
Total Real Estate		207,986,456
Utilities 7.2%
Electric Utilities 3.9%
Entergy Corp.	568,535	57,746,100
PG&E Corp.	2,294,595	38,296,790
Total		96,042,890
Independent Power and Renewable Electricity Producers 1.2%
AES Corp. (The)	2,049,900	31,158,480
Multi-Utilities 2.1%
Ameren Corp.	731,693	52,089,225
Total Utilities		179,290,595
Total Common Stocks (Cost $1,557,235,502)		2,457,240,131

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(b),(c)	17,731,333	17,727,786
Total Money Market Funds (Cost $17,724,239)		17,727,786
Total Investments in Securities (Cost: $1,574,959,741)		2,474,967,917
Other Assets & Liabilities, Net		4,786,777
Net Assets		2,479,754,694
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2024.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	51,891,704	332,093,602	(366,258,561)	1,041	17,727,786	4,465	1,404,611	17,731,333
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	78,468,722	—	—	78,468,722
Consumer Discretionary	244,257,476	—	—	244,257,476
Consumer Staples	151,647,998	—	—	151,647,998
Energy	132,302,682	—	—	132,302,682
Financials	478,954,133	—	—	478,954,133
Health Care	160,070,395	—	—	160,070,395
Industrials	459,346,642	—	—	459,346,642
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	218,024,080	—	—	218,024,080
Materials	146,890,952	—	—	146,890,952
Real Estate	207,986,456	—	—	207,986,456
Utilities	179,290,595	—	—	179,290,595
Total Common Stocks	2,457,240,131	—	—	2,457,240,131
Money Market Funds	17,727,786	—	—	17,727,786
Total Investments in Securities	2,474,967,917	—	—	2,474,967,917
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
11

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,557,235,502)	$2,457,240,131
Affiliated issuers (cost $17,724,239)	17,727,786
Receivable for:
Capital shares sold	1,824,083
Dividends	5,221,974
Foreign tax reclaims	63,627
Expense reimbursement due from Investment Manager	1,406
Prepaid expenses	13,634
Total assets	2,482,092,641
Liabilities
Payable for:
Capital shares redeemed	1,473,145
Management services fees	49,446
Distribution and/or service fees	7,431
Transfer agent fees	294,593
Compensation of chief compliance officer	449
Compensation of board members	4,202
Other expenses	94,778
Deferred compensation of board members	413,903
Total liabilities	2,337,947
Net assets applicable to outstanding capital stock	$2,479,754,694
Represented by
Paid in capital	1,578,352,764
Total distributable earnings (loss)	901,401,930
Total - representing net assets applicable to outstanding capital stock	$2,479,754,694
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Statement of Assets and Liabilities (continued)
February 29, 2024
Class A
Net assets	$1,010,326,126
Shares outstanding	75,468,594
Net asset value per share	$13.39
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.21
Advisor Class
Net assets	$165,859,665
Shares outstanding	11,788,732
Net asset value per share	$14.07
Class C
Net assets	$8,352,763
Shares outstanding	716,489
Net asset value per share	$11.66
Institutional Class
Net assets	$843,357,699
Shares outstanding	62,732,609
Net asset value per share	$13.44
Institutional 2 Class
Net assets	$67,665,693
Shares outstanding	4,807,709
Net asset value per share	$14.07
Institutional 3 Class
Net assets	$361,466,194
Shares outstanding	27,024,573
Net asset value per share	$13.38
Class R
Net assets	$22,726,554
Shares outstanding	1,708,348
Net asset value per share	$13.30
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
13

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$47,639,350
Dividends — affiliated issuers	1,404,611
Foreign taxes withheld	(193,756)
Total income	48,850,205
Expenses:
Management services fees	17,667,129
Distribution and/or service fees
Class A	2,418,662
Class C	88,128
Class R	110,869
Transfer agent fees
Class A	1,377,225
Advisor Class	217,653
Class C	12,558
Institutional Class	1,160,229
Institutional 2 Class	51,890
Institutional 3 Class	22,915
Class R	31,580
Custodian fees	14,746
Printing and postage fees	189,092
Registration fees	117,737
Accounting services fees	30,993
Legal fees	41,285
Compensation of chief compliance officer	450
Compensation of board members	42,109
Deferred compensation of board members	55,175
Other	48,412
Total expenses	23,698,837
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(650,517)
Fees waived by transfer agent
Institutional 2 Class	(6,790)
Institutional 3 Class	(8,192)
Expense reduction	(2,944)
Total net expenses	23,030,394
Net investment income	25,819,811
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	42,523,216
Investments — affiliated issuers	4,465
Net realized gain	42,527,681
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	126,878,118
Investments — affiliated issuers	1,041
Net change in unrealized appreciation (depreciation)	126,879,159
Net realized and unrealized gain	169,406,840
Net increase in net assets resulting from operations	$195,226,651
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$25,819,811	$21,962,267
Net realized gain	42,527,681	27,184,267
Net change in unrealized appreciation (depreciation)	126,879,159	(99,242,798)
Net increase (decrease) in net assets resulting from operations	195,226,651	(50,096,264)
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,742,783)	(60,644,824)
Advisor Class	(2,261,567)	(9,187,934)
Class C	(61,343)	(654,947)
Institutional Class	(12,687,148)	(50,742,128)
Institutional 2 Class	(1,550,616)	(7,145,935)
Institutional 3 Class	(6,055,643)	(26,912,614)
Class R	(240,128)	(1,401,414)
Total distributions to shareholders	(35,599,228)	(156,689,796)
Increase (decrease) in net assets from capital stock activity	(313,528,318)	53,571,293
Total decrease in net assets	(153,900,895)	(153,214,767)
Net assets at beginning of year	2,633,655,589	2,786,870,356
Net assets at end of year	$2,479,754,694	$2,633,655,589
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
15

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	3,312,257	40,441,752	5,195,053	63,981,995
Distributions reinvested	1,003,353	12,117,607	5,066,164	57,802,157
Shares redeemed	(12,091,333)	(146,928,747)	(11,381,047)	(140,318,782)
Net decrease	(7,775,723)	(94,369,388)	(1,119,830)	(18,534,630)
Advisor Class
Shares sold	2,226,015	28,492,317	2,511,811	32,769,189
Distributions reinvested	176,643	2,238,000	759,516	9,107,393
Shares redeemed	(3,011,955)	(38,353,005)	(3,446,767)	(44,649,389)
Net decrease	(609,297)	(7,622,688)	(175,440)	(2,772,807)
Class C
Shares sold	117,561	1,260,896	287,026	3,087,194
Distributions reinvested	5,597	59,535	64,501	640,001
Shares redeemed	(351,978)	(3,683,989)	(482,862)	(5,200,739)
Net decrease	(228,820)	(2,363,558)	(131,335)	(1,473,544)
Institutional Class
Shares sold	6,071,425	73,643,491	13,997,455	175,503,476
Distributions reinvested	972,835	11,778,820	4,118,258	47,283,817
Shares redeemed	(13,103,702)	(160,010,455)	(12,714,329)	(156,968,673)
Net increase (decrease)	(6,059,442)	(74,588,144)	5,401,384	65,818,620
Institutional 2 Class
Shares sold	1,353,718	17,263,802	3,134,878	40,388,087
Distributions reinvested	111,183	1,405,264	555,119	6,668,661
Shares redeemed	(6,089,036)	(77,857,208)	(3,450,263)	(44,231,124)
Net increase (decrease)	(4,624,135)	(59,188,142)	239,734	2,825,624
Institutional 3 Class
Shares sold	7,163,339	86,878,242	15,401,716	188,114,561
Distributions reinvested	430,856	5,181,398	2,055,574	23,449,554
Shares redeemed	(13,623,027)	(163,635,422)	(16,484,200)	(203,313,531)
Net increase (decrease)	(6,028,832)	(71,575,782)	973,090	8,250,584
Class R
Shares sold	361,207	4,389,397	432,826	5,317,165
Distributions reinvested	19,954	240,033	123,743	1,400,851
Shares redeemed	(700,456)	(8,450,046)	(593,934)	(7,260,570)
Net decrease	(319,295)	(3,820,616)	(37,365)	(542,554)
Total net increase (decrease)	(25,645,544)	(313,528,318)	5,150,238	53,571,293
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Select Mid Cap Value Fund  | Annual Report 2024

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Columbia Select Mid Cap Value Fund  | Annual Report 2024
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$12.47	0.11	0.97	1.08	(0.10)	(0.06)	(0.16)
Year Ended 2/28/2023	$13.54	0.08	(0.42)	(0.34)	(0.07)	(0.66)	(0.73)
Year Ended 2/28/2022	$12.50	0.05	2.22	2.27	(0.04)	(1.19)	(1.23)
Year Ended 2/28/2021	$9.76	0.05	3.04	3.09	(0.07)	(0.28)	(0.35)
Year Ended 2/29/2020	$10.34	0.10	(0.32)	(0.22)	(0.10)	(0.26)	(0.36)
Advisor Class
Year Ended 2/29/2024	$13.10	0.15	1.01	1.16	(0.13)	(0.06)	(0.19)
Year Ended 2/28/2023	$14.17	0.12	(0.43)	(0.31)	(0.10)	(0.66)	(0.76)
Year Ended 2/28/2022	$13.04	0.09	2.30	2.39	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$10.17	0.07	3.17	3.24	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.75	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Class C
Year Ended 2/29/2024	$10.88	0.02	0.83	0.85	(0.01)	(0.06)	(0.07)
Year Ended 2/28/2023	$11.92	(0.01)	(0.37)	(0.38)	—	(0.66)	(0.66)
Year Ended 2/28/2022	$11.18	(0.05)	1.98	1.93	—	(1.19)	(1.19)
Year Ended 2/28/2021	$8.76	(0.01)	2.72	2.71	(0.01)	(0.28)	(0.29)
Year Ended 2/29/2020	$9.30	0.02	(0.28)	(0.26)	(0.02)	(0.26)	(0.28)
Institutional Class
Year Ended 2/29/2024	$12.53	0.14	0.96	1.10	(0.13)	(0.06)	(0.19)
Year Ended 2/28/2023	$13.59	0.11	(0.41)	(0.30)	(0.10)	(0.66)	(0.76)
Year Ended 2/28/2022	$12.55	0.08	2.22	2.30	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$9.80	0.09	3.03	3.12	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.38	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Institutional 2 Class
Year Ended 2/29/2024	$13.11	0.16	1.00	1.16	(0.14)	(0.06)	(0.20)
Year Ended 2/28/2023	$14.18	0.13	(0.42)	(0.29)	(0.12)	(0.66)	(0.78)
Year Ended 2/28/2022	$13.05	0.10	2.31	2.41	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$10.17	0.10	3.17	3.27	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.76	0.14	(0.33)	(0.19)	(0.14)	(0.26)	(0.40)
Institutional 3 Class
Year Ended 2/29/2024	$12.46	0.16	0.97	1.13	(0.15)	(0.06)	(0.21)
Year Ended 2/28/2023	$13.53	0.13	(0.42)	(0.29)	(0.12)	(0.66)	(0.78)
Year Ended 2/28/2022	$12.50	0.10	2.21	2.31	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$9.76	0.09	3.04	3.13	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.34	0.14	(0.32)	(0.18)	(0.14)	(0.26)	(0.40)
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$13.39	8.79%	1.15%	1.12% (c)	0.91%	15%	$1,010,326
Year Ended 2/28/2023	$12.47	(1.90% )	1.14%	1.12% (c)	0.67%	30%	$1,038,459
Year Ended 2/28/2022	$13.54	18.15%	1.13%	1.13% (c)	0.35%	37%	$1,142,075
Year Ended 2/28/2021	$12.50	33.20%	1.18%	1.15% (c)	0.54%	44%	$1,003,004
Year Ended 2/29/2020	$9.76	(2.47% )	1.21%	1.16% (c)	0.91%	28%	$479,921
Advisor Class
Year Ended 2/29/2024	$14.07	9.01%	0.90%	0.87% (c)	1.16%	15%	$165,860
Year Ended 2/28/2023	$13.10	(1.57% )	0.89%	0.87% (c)	0.92%	30%	$162,423
Year Ended 2/28/2022	$14.17	18.36%	0.89%	0.88% (c)	0.60%	37%	$178,228
Year Ended 2/28/2021	$13.04	33.49%	0.93%	0.90% (c)	0.66%	44%	$152,860
Year Ended 2/29/2020	$10.17	(2.14% )	0.96%	0.91% (c)	1.16%	28%	$20,433
Class C
Year Ended 2/29/2024	$11.66	7.90%	1.90%	1.87% (c)	0.15%	15%	$8,353
Year Ended 2/28/2023	$10.88	(2.56% )	1.89%	1.87% (c)	(0.07% )	30%	$10,281
Year Ended 2/28/2022	$11.92	17.19%	1.88%	1.88% (c)	(0.39% )	37%	$12,830
Year Ended 2/28/2021	$11.18	32.30%	1.94%	1.90% (c)	(0.12% )	44%	$12,577
Year Ended 2/29/2020	$8.76	(3.11% )	1.96%	1.92% (c)	0.17%	28%	$12,726
Institutional Class
Year Ended 2/29/2024	$13.44	8.95%	0.90%	0.87% (c)	1.16%	15%	$843,358
Year Ended 2/28/2023	$12.53	(1.56% )	0.89%	0.87% (c)	0.92%	30%	$861,739
Year Ended 2/28/2022	$13.59	18.36%	0.89%	0.88% (c)	0.60%	37%	$861,576
Year Ended 2/28/2021	$12.55	33.52%	0.94%	0.90% (c)	0.91%	44%	$703,152
Year Ended 2/29/2020	$9.80	(2.22% )	0.96%	0.91% (c)	1.16%	28%	$605,614
Institutional 2 Class
Year Ended 2/29/2024	$14.07	9.04%	0.81%	0.78%	1.23%	15%	$67,666
Year Ended 2/28/2023	$13.11	(1.47% )	0.81%	0.77%	1.02%	30%	$123,621
Year Ended 2/28/2022	$14.18	18.47%	0.80%	0.78%	0.70%	37%	$130,351
Year Ended 2/28/2021	$13.05	33.75%	0.84%	0.79%	0.96%	44%	$103,360
Year Ended 2/29/2020	$10.17	(2.12% )	0.85%	0.80%	1.27%	28%	$62,808
Institutional 3 Class
Year Ended 2/29/2024	$13.38	9.24%	0.76%	0.73%	1.29%	15%	$361,466
Year Ended 2/28/2023	$12.46	(1.50% )	0.75%	0.73%	1.05%	30%	$411,996
Year Ended 2/28/2022	$13.53	18.53%	0.75%	0.74%	0.73%	37%	$434,024
Year Ended 2/28/2021	$12.50	33.80%	0.79%	0.75%	0.94%	44%	$369,599
Year Ended 2/29/2020	$9.76	(2.07% )	0.80%	0.75%	1.32%	28%	$140,100
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
19

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/29/2024	$12.40	0.08	0.95	1.03	(0.07)	(0.06)	(0.13)
Year Ended 2/28/2023	$13.46	0.05	(0.41)	(0.36)	(0.04)	(0.66)	(0.70)
Year Ended 2/28/2022	$12.44	0.01	2.21	2.22	(0.01)	(1.19)	(1.20)
Year Ended 2/28/2021	$9.71	0.04	3.02	3.06	(0.05)	(0.28)	(0.33)
Year Ended 2/29/2020	$10.29	0.07	(0.32)	(0.25)	(0.07)	(0.26)	(0.33)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/29/2024	$13.30	8.40%	1.40%	1.37% (c)	0.66%	15%	$22,727
Year Ended 2/28/2023	$12.40	(2.09% )	1.39%	1.37% (c)	0.42%	30%	$25,136
Year Ended 2/28/2022	$13.46	17.79%	1.38%	1.38% (c)	0.10%	37%	$27,787
Year Ended 2/28/2021	$12.44	32.90%	1.44%	1.40% (c)	0.39%	44%	$28,271
Year Ended 2/29/2020	$9.71	(2.72% )	1.46%	1.41% (c)	0.66%	28%	$23,646
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
21

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22
Columbia Select Mid Cap Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
23

Notes to Financial Statements (continued)
February 29, 2024
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2024 was 0.73% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
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Columbia Select Mid Cap Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to July 1, 2023, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $2,944.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
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25

Notes to Financial Statements (continued)
February 29, 2024
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	211,745
Class C	—	1.00 (b)	1,409

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.13%
Advisor Class	0.88
Class C	1.88
Institutional Class	0.88
Institutional 2 Class	0.78
Institutional 3 Class	0.73
Class R	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to July 1, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
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Columbia Select Mid Cap Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and disallowed capital gains (losses) on a redemption-in-kind. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	(1,424,756)	1,424,756
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
24,400,002	11,199,226	35,599,228	26,336,751	130,353,045	156,689,796
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,951,493	27,314,594	—	869,549,746
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,605,418,171	925,516,562	(55,966,816)	869,549,746
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $356,230,167 and $648,074,489, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
27

Notes to Financial Statements (continued)
February 29, 2024
Note 6. Redemption-in-kind
Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 29, 2024, securities and other assets with a value of $5,689,966 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $1,510,123, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2024.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
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Columbia Select Mid Cap Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 10. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 29, 2024, affiliated shareholders of record owned 21.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal,
Columbia Select Mid Cap Value Fund  | Annual Report 2024
29

Notes to Financial Statements (continued)
February 29, 2024
arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
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Columbia Select Mid Cap Value Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Mid Cap Value Fund  | Annual Report 2024
31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$29,100,442
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

32
Columbia Select Mid Cap Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Select Mid Cap Value Fund  | Annual Report 2024
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
34
Columbia Select Mid Cap Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Select Mid Cap Value Fund  | Annual Report 2024
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

36
Columbia Select Mid Cap Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Select Mid Cap Value Fund  | Annual Report 2024
37

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Columbia Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN197_02_P01_(04/24)

Columbia Small Cap Index Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Index Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.

Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	6.02	7.23	8.02
Institutional Class	10/15/96	6.30	7.50	8.29
Institutional 2 Class	11/08/12	6.31	7.50	8.29
Institutional 3 Class*	03/01/17	6.26	7.49	8.21
S&P SmallCap 600 Index		6.50	7.72	8.53
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Index Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	98.2
Exchange-Traded Equity Funds	1.3
Money Market Funds	0.5
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	2.7
Consumer Discretionary	15.3
Consumer Staples	3.6
Energy	4.6
Financials	17.8
Health Care	10.7
Industrials	18.4
Information Technology	11.9
Materials	5.8
Real Estate	7.3
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Small Cap Index Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Small Cap Index Fund returned 6.02%. The Fund’s benchmark, the unmanaged S&P SmallCap 600 Index, returned 6.50% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
The U.S. equity market, as measured by the S&P 500 Index, posted solid returns during the annual period, though such performance masked notably persistent volatility. As the annual period began in March 2023, the failure of several U.S. banks, together with the collapse of the 167-year-old European financial giant Credit Suisse, ignited fears that a banking crisis could emerge. These worries rapidly dissipated, however, leading to a strong rally in the final week of March 2023. U.S. equities were then propelled through most of the second calendar quarter by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the tightening cycle of the U.S. Federal Reserve (Fed). The broad U.S. equity market then stumbled in the third quarter of 2023 amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally, which extended into December, was further supported by fresh economic data that reinforced hopes the Fed could soon be done raising rates. News of the Fed’s December forecast for three rate cuts in 2024 amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of 2023.
Following a broad and deep rally to end 2023, U.S. equity markets were mixed in January 2024, with U.S. large-cap stocks generally positive but U.S. small-cap stocks negative overall. Economic indicators remained encouraging as a whole, but the month ended with Fed Chair Powell stating that a March 2024 rate cut was “probably not the most likely case.” Also, the trend of broadened market leadership witnessed in late 2023 reversed course, with mega-cap stocks outperforming again. February 2024 then saw a rally in the U.S. equity market across the capitalization spectrum, with the S&P 500 Index notching a new all-time high and market leadership re-broadening even as market expectations for the timing of the Fed’s first interest rate cut moved from March to June 2024.
For the annual period overall, all capitalization segments within the U.S. equity market posted positive absolute returns, with large-cap stocks the strongest, followed by mid-cap stocks and then small-cap stocks. From a style perspective, growth-oriented stocks notably outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market. Six of the eleven sectors of the S&P Small Cap 600 Index posted a positive return during the 12 months ended February 29, 2024.
The Fund’s notable detractors during the period
•
The utilities, health care and communication services sectors were the weakest sectors in the benchmark from a total return perspective. On the basis of impact, which takes weightings and total returns into account, the health care, financials and utilities sectors were the weakest sectors in the Index.
•
The worst performing industries for the annual period on the basis of impact were banks; communications equipment; health care technology; energy equipment and services; and air freight and logistics.
•
Top individual detractors were natural, organic and specialty foods wholesale distributor United Natural Foods, Inc.; ground transportation and freight services provider Forward Air Corp.; direct current optimized inverter systems for solar photovoltaic installations manufacturer SolarEdge Technologies, Inc.; pet medical insurance provider Trupanion, Inc.; and medical management systems company Omnicell, Inc.
The Fund’s notable contributors during the period
•
In terms of total return, the industrials and consumer discretionary sectors were the best relative performers, followed at some distance by the materials sector.
Columbia Small Cap Index Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
On the basis of impact, the industrials, consumer discretionary and information technology sectors were the biggest contributors to the Index’s return.
•
The top performing industries for the annual period on the basis of impact were building products; specialty retail; machinery; trading companies and distributors; and construction and engineering.
•
Top individual contributors within the S&P SmallCap 600 Index during the annual period included specialty apparel and accessories retailer Abercrombie & Fitch Co. (Class A); cosmetics and skin care products provider e.l.f. Beauty, Inc.; semiconductor company Rambus Inc.; outsourced process engineering and manufacturing services provider Fabrinet; and building materials manufacturer Boise Cascade Co.
•
Industrials overtook financials as the largest sector by weighting in the S&P SmallCap 600 Index as of February 29, 2024, with a weighting of 18.39%.
•
As always, each sector and stock in the S&P SmallCap 600 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Small Cap Index Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,071.60	1,022.63	2.32	2.26	0.45
Institutional Class	1,000.00	1,000.00	1,073.00	1,023.87	1.03	1.01	0.20
Institutional 2 Class	1,000.00	1,000.00	1,072.80	1,023.87	1.03	1.01	0.20
Institutional 3 Class	1,000.00	1,000.00	1,072.50	1,023.87	1.03	1.01	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Index Fund  | Annual Report 2024
7

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 2.7%
Diversified Telecommunication Services 0.6%
ATN International, Inc.	29,449	987,720
Cogent Communications Holdings, Inc.	121,532	9,833,154
Consolidated Communications Holdings, Inc.(a)	209,385	902,449
Lumen Technologies, Inc.(a)	2,833,342	4,590,014
Shenandoah Telecommunications Co.	141,159	2,634,027
Total		18,947,364
Entertainment 0.5%
Cinemark Holdings, Inc.(a)	297,917	5,186,735
Madison Square Garden Sports Corp., Class A(a)	46,865	8,819,524
Marcus Corp. (The)	69,131	1,014,152
Total		15,020,411
Interactive Media & Services 0.9%
Cargurus, Inc.(a)	240,620	5,327,327
Cars.com, Inc.(a)	172,973	3,172,325
QuinStreet, Inc.(a)	145,616	2,130,362
Shutterstock, Inc.	67,197	3,276,526
TripAdvisor, Inc.(a)	303,624	8,143,195
Yelp, Inc.(a)	192,297	7,391,897
Total		29,441,632
Media 0.5%
AMC Networks, Inc., Class A(a)	85,566	1,107,224
EchoStar Corp., Class A(a)	338,277	4,434,811
EW Scripps Co. (The), Class A(a)	165,349	666,356
John Wiley & Sons, Inc., Class A	119,330	3,979,656
Scholastic Corp.	76,682	3,024,338
TechTarget, Inc.(a)	72,537	2,300,148
Thryv Holdings, Inc.(a)	86,904	1,819,770
Total		17,332,303
Wireless Telecommunication Services 0.2%
Gogo(a)	173,678	1,417,212
Telephone and Data Systems, Inc.	276,852	4,235,836
Total		5,653,048
Total Communication Services		86,394,758
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 15.0%
Automobile Components 1.4%
American Axle & Manufacturing Holdings, Inc.(a)	328,751	2,274,957
Dana, Inc.	360,763	4,509,537
Dorman Products, Inc.(a)	79,587	7,498,687
Gentherm, Inc.(a)	92,103	5,236,977
LCI Industries	71,122	8,959,950
Patrick Industries, Inc.	58,431	7,008,214
Phinia, Inc.	131,108	4,486,516
Standard Motor Products, Inc.	52,479	1,666,733
XPEL, Inc.(a)	59,745	3,141,392
Total		44,782,963
Automobiles 0.2%
Winnebago Industries, Inc.	83,984	6,024,172
Broadline Retail 0.3%
Kohl’s Corp.	310,859	8,663,641
Diversified Consumer Services 1.0%
Adtalem Global Education, Inc.(a)	111,851	5,536,625
frontdoor, Inc.(a)	223,597	7,012,002
Mister Car Wash, Inc.(a)	255,781	2,120,424
Perdoceo Education Corp.	184,475	3,285,500
Strategic Education, Inc.	61,712	6,837,072
Stride, Inc.(a)	111,621	6,669,355
Total		31,460,978
Hotels, Restaurants & Leisure 2.1%
BJ’s Restaurants, Inc.(a)	65,256	2,285,265
Bloomin’ Brands, Inc.	243,806	6,626,647
Brinker International, Inc.(a)	124,078	5,749,774
Cheesecake Factory, Inc. (The)	131,182	4,641,219
Chuy’s Holdings, Inc.(a)	48,732	1,648,604
Cracker Barrel Old Country Store, Inc.	62,228	4,115,138
Dave & Buster’s Entertainment, Inc.(a)	96,484	5,956,922
Dine Brands Global, Inc.	43,672	2,118,529
Golden Entertainment, Inc.	60,275	2,233,791
Jack in the Box, Inc.	56,470	4,122,310
Monarch Casino & Resort, Inc.	37,485	2,637,070
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Small Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Papa John’s International, Inc.	91,991	6,613,233
Sabre Corp.(a)	1,065,721	2,824,161
Shake Shack, Inc., Class A(a)	105,298	11,195,283
Six Flags Entertainment Corp.(a)	201,756	5,112,497
Total		67,880,443
Household Durables 3.5%
Cavco Industries, Inc.(a)	21,743	8,100,790
Century Communities, Inc.	79,420	6,853,152
Ethan Allen Interiors, Inc.	64,196	2,146,072
Green Brick Partners, Inc.(a)	71,366	4,174,911
Installed Building Products, Inc.	66,220	15,821,945
iRobot Corp.(a)	78,259	892,935
La-Z-Boy, Inc.	120,906	4,593,219
LGI Homes, Inc.(a)	57,573	6,568,504
M/I Homes, Inc.(a)	78,210	9,931,888
MDC Holdings, Inc.	167,740	10,517,298
Meritage Homes Corp.	103,248	16,278,080
Newell Brands, Inc.	1,070,169	8,026,267
Sonos, Inc.(a)	360,195	6,829,297
Tri Pointe Homes, Inc.(a)	272,559	9,643,137
Worthington Enterprises, Inc.	85,595	5,317,161
Total		115,694,656
Leisure Products 0.4%
Sturm Ruger & Co., Inc.	49,773	2,156,166
Topgolf Callaway Brands Corp.(a)	399,009	5,681,888
Vista Outdoor, Inc.(a)	163,088	5,088,346
Total		12,926,400
Specialty Retail 5.1%
Abercrombie & Fitch Co., Class A(a)	141,420	18,067,819
Academy Sports & Outdoors, Inc.	209,321	15,640,465
Advance Auto Parts, Inc.	167,013	11,280,058
American Eagle Outfitters, Inc.	521,330	12,381,588
America’s Car-Mart, Inc.(a)	16,310	1,098,315
Asbury Automotive Group, Inc.(a)	57,787	12,067,659
Boot Barn Holdings, Inc.(a)	85,048	7,866,940
Buckle, Inc. (The)	83,585	3,421,970
Caleres, Inc.	93,817	3,622,274
Designer Brands, Inc.	123,137	1,300,327
Common Stocks (continued)
Issuer	Shares	Value ($)
Foot Locker, Inc.	230,057	7,920,863
Group 1 Automotive, Inc.	38,820	10,506,633
Guess?, Inc.	76,751	1,947,940
Haverty Furniture Companies, Inc.	37,458	1,284,809
Hibbett, Inc.	34,807	2,852,434
Leslie’s, Inc.(a)	516,749	4,082,317
MarineMax, Inc.(a)	55,993	1,858,968
Monro, Inc.	88,311	2,964,600
National Vision Holdings, Inc.(a)	219,743	5,141,986
ODP Corp. (The)(a)	93,424	5,276,588
Sally Beauty Holdings, Inc.(a)	302,656	3,822,545
Shoe Carnival, Inc.	50,712	1,661,832
Signet Jewelers Ltd.	126,056	12,827,459
Sonic Automotive, Inc., Class A	41,740	2,191,350
Upbound Group, Inc.	125,033	4,221,114
Urban Outfitters, Inc.(a)	158,931	6,603,583
Victoria’s Secret & Co.(a)	217,012	6,197,863
Total		168,110,299
Textiles, Apparel & Luxury Goods 1.0%
G-III Apparel Group Ltd.(a)	114,277	3,801,996
Hanesbrands, Inc.(a)	983,043	5,308,432
Kontoor Brands, Inc.	140,420	8,300,226
Movado Group, Inc.	43,988	1,262,895
Oxford Industries, Inc.	41,235	4,180,817
Steven Madden Ltd.	196,956	8,433,656
Wolverine World Wide, Inc.	223,359	2,271,561
Total		33,559,583
Total Consumer Discretionary		489,103,135
Consumer Staples 3.6%
Beverages 0.2%
MGP Ingredients, Inc.	43,899	3,739,317
National Beverage Corp.(a)	65,543	3,450,183
Total		7,189,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples Distribution & Retail 0.6%
Andersons, Inc. (The)	89,101	4,925,503
PriceSmart, Inc.	70,306	5,915,547
SpartanNash Co.	97,239	2,048,826
The Chefs’ Warehouse(a)	99,137	3,768,197
United Natural Foods, Inc.(a)	166,836	2,604,310
Total		19,262,383
Food Products 1.3%
B&G Foods, Inc.	220,809	2,550,344
Calavo Growers, Inc.	49,879	1,439,508
Cal-Maine Foods, Inc.	114,155	6,562,771
Fresh Del Monte Produce, Inc.	94,596	2,263,682
Hain Celestial Group, Inc. (The)(a)	251,937	2,519,370
J&J Snack Foods Corp.	43,338	6,287,477
John B. Sanfilippo & Son, Inc.	25,199	2,579,622
Simply Good Foods Co. (The)(a)	254,548	9,031,363
Tootsie Roll Industries, Inc.	48,510	1,577,545
TreeHouse Foods, Inc.(a)	141,325	5,058,022
WK Kellogg Co.	185,171	2,710,903
Total		42,580,607
Household Products 0.7%
Central Garden & Pet Co.(a)	26,755	1,173,742
Central Garden & Pet Co., Class A(a)	150,175	5,660,096
Energizer Holdings, Inc.	186,706	5,330,456
WD-40 Co.	38,073	10,218,413
Total		22,382,707
Personal Care Products 0.6%
Edgewell Personal Care Co.	142,701	5,449,751
Inter Parfums, Inc.	50,296	7,379,429
Medifast, Inc.	30,592	1,226,433
Nu Skin Enterprises, Inc., Class A	138,762	1,734,525
Usana Health Sciences, Inc.(a)	31,160	1,503,782
Total		17,293,920
Tobacco 0.2%
Universal Corp.	68,969	3,311,202
Vector Group Ltd.	372,224	4,154,020
Total		7,465,222
Total Consumer Staples		116,174,339
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.5%
Energy Equipment & Services 1.9%
Archrock, Inc.	385,675	7,046,282
Bristow Group, Inc.(a)	67,425	1,817,104
Core Laboratories, Inc.	131,217	1,964,318
Dril-Quip, Inc.(a)	95,975	2,169,035
Helix Energy Solutions Group, Inc.(a)	397,853	3,580,677
Helmerich & Payne, Inc.	279,227	10,719,525
Liberty Energy, Inc., Class A	430,894	9,212,514
Nabors Industries Ltd.(a)	24,986	1,958,153
Oceaneering International, Inc.(a)	282,872	5,589,551
Oil States International, Inc.(a)	179,423	967,090
Patterson-UTI Energy, Inc.	902,353	10,440,224
ProPetro Holding Corp.(a)	238,383	1,764,034
RPC, Inc.	238,934	1,765,722
US Silica Holdings, Inc.(a)	216,681	2,491,831
Total		61,486,060
Oil, Gas & Consumable Fuels 2.6%
California Resources Corp.	181,148	9,450,491
Callon Petroleum Co.(a)	156,075	4,863,297
Comstock Resources, Inc.	258,038	2,206,225
CONSOL Energy, Inc.	78,378	6,726,400
CVR Energy, Inc.	81,875	2,716,612
Dorian LPG Ltd.	95,795	3,462,989
Green Plains, Inc.(a)	180,411	3,842,754
Northern Oil & Gas, Inc.	256,861	9,177,644
Par Pacific Holdings, Inc.(a)	156,313	5,646,026
Peabody Energy Corp.	309,268	7,660,568
REX American Resources Corp.(a)	42,766	1,880,849
SM Energy Co.	326,648	14,297,383
Talos Energy, Inc.(a)	367,803	4,851,322
Vital Energy, Inc.(a)	69,596	3,502,767
World Kinect Corp.	169,068	4,118,496
Total		84,403,823
Total Energy		145,889,883
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Small Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 17.4%
Banks 8.5%
Ameris Bancorp	182,288	8,445,403
Atlantic Union Bankshares Corp.	210,672	7,006,951
Axos Financial, Inc.(a)	144,298	7,520,812
Banc of California, Inc.	367,314	5,373,804
BancFirst Corp.	40,680	3,569,263
Bancorp, Inc. (The)(a)	150,685	6,726,578
Bank of Hawaii Corp.	111,635	6,729,358
BankUnited, Inc.	208,979	5,604,817
Banner Corp.	96,462	4,228,894
Berkshire Hills Bancorp, Inc.	120,405	2,587,503
Brookline Bancorp, Inc.	249,567	2,438,270
Capitol Federal Financial, Inc.	355,023	2,055,583
Cathay General Bancorp	204,025	7,967,176
Central Pacific Financial Corp.	75,945	1,417,134
City Holding Co.	41,653	4,185,293
Community Bank System, Inc.	149,927	6,791,693
Customers Bancorp, Inc.(a)	79,399	4,312,160
CVB Financial Corp.	371,746	6,327,117
Dime Community Bancshares, Inc.	98,122	1,838,806
Eagle Bancorp, Inc.	84,043	2,001,904
FB Financial Corp.	98,664	3,516,385
First BanCorp	484,589	8,228,321
First BanCorp	115,398	3,937,380
First Commonwealth Financial Corp.	286,765	3,736,548
First Financial Bancorp	267,137	5,796,873
First Hawaiian, Inc.	358,380	7,511,645
Fulton Financial Corp.	461,108	7,101,063
Hanmi Financial Corp.	85,358	1,289,759
Heritage Financial Corp.	98,014	1,798,557
Hilltop Holdings, Inc.	129,943	4,012,640
Hope Bancorp, Inc.	337,307	3,700,258
Independent Bank Corp.	123,155	6,424,996
Independent Bank Group, Inc.	100,865	4,410,826
Lakeland Financial Corp.	71,422	4,549,581
National Bank Holdings Corp., Class A	106,047	3,588,631
NBT Bancorp, Inc.	132,240	4,547,734
Northfield Bancorp, Inc.	111,100	1,122,110
Common Stocks (continued)
Issuer	Shares	Value ($)
Northwest Bancshares, Inc.	356,951	4,090,659
OFG Bancorp	132,156	4,786,690
Pacific Premier Bancorp, Inc.	269,322	6,156,701
Park National Corp.	40,281	5,176,511
Pathward Financial, Inc.	73,534	3,738,469
Preferred Bank	35,094	2,521,504
Provident Financial Services, Inc.	212,147	3,199,177
Renasant Corp.	157,667	4,983,854
S&T Bancorp, Inc.	107,378	3,349,120
Seacoast Banking Corp. of Florida	239,133	5,772,671
ServisFirst Bancshares, Inc.	137,586	8,694,059
Simmons First National Corp., Class A	351,519	6,749,165
Southside Bancshares, Inc.	80,563	2,308,936
Stellar Bancorp, Inc.	131,632	3,119,678
Tompkins Financial Corp.	35,060	1,688,490
Triumph Financial, Inc.(a)	60,833	4,562,475
TrustCo Bank Corp.	53,425	1,457,968
Trustmark Corp.	171,506	4,606,651
United Community Banks, Inc.	334,140	8,690,981
Veritex Holdings, Inc.	152,556	2,994,674
WaFd, Inc.	190,756	5,196,193
Westamerica BanCorp	74,840	3,420,936
WSFS Financial Corp.	170,558	7,229,954
Total		276,897,342
Capital Markets 1.6%
Artisan Partners Asset Management, Inc., Class A	192,313	8,282,921
B Riley Financial, Inc.	46,378	850,109
BrightSphere Investment Group, Inc.	90,924	2,060,338
Donnelley Financial Solutions, Inc.(a)	69,464	4,484,596
Moelis & Co., ADR, Class A	187,219	10,117,315
Piper Sandler Companies	42,249	7,954,219
PJT Partners, Inc.	62,629	6,601,097
StoneX Group, Inc.(a)	75,337	5,217,841
Virtus Investment Partners, Inc.	18,967	4,406,413
WisdomTree, Inc.	310,108	2,499,470
Total		52,474,319
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.9%
Bread Financial Holdings, Inc.	138,541	5,303,350
Encore Capital Group, Inc.(a)	66,078	3,171,744
Enova International, Inc.(a)	83,884	5,305,663
Ezcorp, Inc., Class A(a)	146,322	1,534,918
Green Dot Corp., Class A(a)	126,681	1,040,051
Navient Corp.	237,732	3,865,522
PRA Group, Inc.(a)	110,211	2,816,993
PROG Holdings, Inc.(a)	125,595	3,877,118
World Acceptance Corp.(a)	9,544	1,142,989
Total		28,058,348
Financial Services 2.0%
EVERTEC, Inc.	184,780	6,676,101
Jackson Financial, Inc., Class A	198,706	10,938,765
Mr. Cooper Group, Inc.(a)	184,960	13,183,949
NCR Atleos Corp.(a)	187,895	4,088,595
NMI Holdings, Inc., Class A(a)	227,707	6,849,427
Payoneer Global, Inc.(a)	731,582	3,555,489
Radian Group, Inc.	430,127	12,533,901
Walker & Dunlop, Inc.	93,940	8,959,997
Total		66,786,224
Insurance 2.8%
Ambac Financial Group, Inc.(a)	126,929	2,076,558
American Equity Investment Life Holding Co.(a)	175,329	9,737,773
AMERISAFE, Inc.	53,869	2,842,128
Assured Guaranty Ltd.	152,656	13,983,290
Employers Holdings, Inc.	72,234	3,301,816
Genworth Financial, Inc., Class A(a)	1,266,601	7,789,596
Goosehead Insurance, Inc., Class A(a)	68,665	5,194,507
HCI Group, Inc.	16,883	1,648,119
Horace Mann Educators Corp.	114,679	4,150,233
Lincoln National Corp.	476,482	13,122,314
Mercury General Corp.	74,642	3,634,319
Palomar Holdings, Inc.(a)	69,453	5,288,151
ProAssurance Corp.	143,143	1,764,953
Safety Insurance Group, Inc.	41,541	3,413,009
SiriusPoint Ltd.(a)	254,143	3,118,335
Stewart Information Services Corp.	76,843	4,839,572
Common Stocks (continued)
Issuer	Shares	Value ($)
Trupanion, Inc.(a)	100,339	2,684,068
United Fire Group, Inc.	59,603	1,388,154
Total		89,976,895
Mortgage Real Estate Investment Trusts (REITS) 1.6%
Apollo Commercial Real Estate Finance, Inc.	365,228	4,094,206
Arbor Realty Trust, Inc.	529,387	7,093,786
ARMOUR Residential REIT, Inc.	137,598	2,724,440
Blackstone Mortgage Trust, Inc.	483,880	9,856,636
Ellington Financial, Inc.	220,452	2,497,721
Franklin BSP Realty Trust, Inc.	230,500	2,975,755
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	312,196	7,857,973
KKR Real Estate Finance Trust, Inc.	163,517	1,594,291
New York Mortgage Trust, Inc.	254,659	1,836,091
PennyMac Mortgage Investment Trust	243,652	3,442,803
Ready Capital Corp.	444,726	3,926,931
Redwood Trust, Inc.	333,173	2,042,350
Two Harbors Investment Corp.	270,133	3,422,585
Total		53,365,568
Total Financials		567,558,696
Health Care 10.5%
Biotechnology 2.2%
Alkermes PLC(a)	468,665	13,914,664
Arcus Biosciences, Inc.(a)	151,363	2,895,574
Catalyst Pharmaceuticals, Inc.(a)	311,107	4,987,045
Cytokinetics, Inc.(a)	275,372	19,892,873
Dynavax Technologies Corp.(a)	363,014	4,599,388
Ironwood Pharmaceuticals, Inc.(a)	385,854	3,638,603
Myriad Genetics, Inc.(a)	249,015	5,211,884
REGENXBIO, Inc.(a)	113,662	1,982,265
Vericel Corp.(a)	134,029	6,122,445
Vir Biotechnology, Inc.(a)	241,784	2,717,652
Xencor, Inc.(a)	170,960	3,923,532
Total		69,885,925
Health Care Equipment & Supplies 2.4%
Artivion, Inc.(a)	109,517	2,113,678
Avanos Medical, Inc.(a)	131,432	2,440,692
CONMED Corp.	86,363	6,936,676
Embecta Corp.	160,933	2,298,123
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Small Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Glaukos Corp.(a)	136,824	12,121,238
ICU Medical, Inc.(a)	56,947	6,220,321
Integer Holdings Corp.(a)	93,595	10,322,593
LeMaitre Vascular, Inc.	55,645	3,895,150
Merit Medical Systems, Inc.(a)	162,183	12,358,345
Omnicell, Inc.(a)	127,694	3,350,691
OraSure Technologies, Inc.(a)	206,373	1,484,854
STAAR Surgical Co.(a)	137,094	4,282,817
Tandem Diabetes Care, Inc.(a)	182,764	4,867,005
UFP Technologies, Inc.(a)	19,737	4,111,414
Varex Imaging Corp.(a)	113,824	1,957,773
Zynex, Inc.(a)	1	9
Total		78,761,379
Health Care Providers & Services 3.2%
AdaptHealth Corp.(a)	229,819	2,351,048
Addus HomeCare Corp.(a)	45,538	4,202,247
Agiliti, Inc.(a)	98,452	971,721
AMN Healthcare Services, Inc.(a)	106,125	5,971,654
Astrana Health, Inc.(a)	116,683	5,255,402
Corvel Corp.(a)	25,461	6,212,484
Cross Country Healthcare, Inc.(a)	92,791	1,695,292
Enhabit, Inc.(a)	140,793	1,267,137
Ensign Group, Inc. (The)	158,537	19,804,442
Fulgent Genetics, Inc.(a)	56,590	1,276,670
ModivCare, Inc.(a)	34,663	971,951
National HealthCare Corp.	37,874	3,736,649
NeoGenomics, Inc.(a)	357,974	5,584,394
Owens & Minor, Inc.(a)	214,841	5,227,082
Patterson Companies, Inc.	238,982	6,474,022
Pediatrix Medical Group, Inc.(a)	232,615	2,128,427
Premier, Inc.	336,082	7,010,670
Privia Health Group, Inc.(a)	288,461	6,438,450
RadNet, Inc.(a)	169,700	6,424,842
Select Medical Holdings Corp.	295,259	8,039,903
U.S. Physical Therapy, Inc.	42,089	4,472,798
Total		105,517,285
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 0.4%
Certara, Inc.(a)	300,763	5,076,879
HealthStream, Inc.	67,188	1,832,889
Schrodinger, Inc.(a)	153,606	3,910,809
Simulations Plus, Inc.	44,793	1,858,909
Veradigm, Inc.(a)	306,842	1,839,518
Total		14,519,004
Life Sciences Tools & Services 0.5%
BioLife Solutions, Inc.(a)	97,686	1,650,894
Cytek Biosciences, Inc.(a)	277,880	2,139,676
Fortrea Holdings, Inc.(a)	249,382	9,361,800
Mesa Laboratories, Inc.	14,385	1,570,698
Total		14,723,068
Pharmaceuticals 1.8%
Amphastar Pharmaceuticals, Inc.(a)	104,940	4,887,056
ANI Pharmaceuticals, Inc.(a)	42,337	2,864,945
Collegium Pharmaceutical, Inc.(a)	91,583	3,362,012
Corcept Therapeutics, Inc.(a)	253,430	5,955,605
Harmony Biosciences Holdings, Inc.(a)	92,112	2,956,795
Innoviva, Inc.(a)	158,380	2,420,046
Ligand Pharmaceuticals, Inc.(a)	46,028	3,652,322
Organon & Co.	717,841	12,497,612
Pacira Pharmaceuticals, Inc.(a)	130,414	3,875,904
Phibro Animal Health Corp., Class A	57,118	738,536
Prestige Consumer Healthcare, Inc.(a)	139,349	9,695,903
Supernus Pharmaceuticals, Inc.(a)	153,429	4,556,841
Total		57,463,577
Total Health Care		340,870,238
Industrials 18.0%
Aerospace & Defense 1.2%
AAR Corp.(a)	94,166	6,288,406
Aerovironment, Inc.(a)	73,832	9,361,159
Kaman Corp.	79,252	3,630,534
Mercury Systems, Inc.(a)	146,495	4,375,806
Moog, Inc., Class A	80,743	12,107,413
National Presto Industries, Inc.	14,718	1,138,143
Triumph Group, Inc.(a)	215,838	3,000,148
Total		39,901,609
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
13

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.3%
Forward Air Corp.	72,068	2,675,885
HUB Group, Inc., Class A(a)	175,198	7,451,171
Total		10,127,056
Building Products 2.8%
AAON, Inc.	189,376	15,903,797
American Woodmark Corp.(a)	46,116	4,622,668
Apogee Enterprises, Inc.	61,986	3,546,219
Armstrong World Industries, Inc.	124,074	14,964,565
AZZ, Inc.	70,426	5,127,013
Gibraltar Industries, Inc.(a)	85,475	6,620,039
Griffon Corp.	115,011	8,211,785
Hayward Holdings, Inc.(a)	354,085	5,236,917
Insteel Industries, Inc.	54,634	1,989,224
MasterBrand, Inc.(a)	355,994	6,162,256
PGT, Inc.(a)	160,217	6,692,264
Quanex Building Products Corp.	92,638	3,203,422
Resideo Technologies, Inc.(a)	410,020	9,155,747
Total		91,435,916
Commercial Services & Supplies 2.2%
ABM Industries, Inc.	184,039	7,602,651
Brady Corp., Class A	125,885	7,336,578
CoreCivic, Inc.(a)	319,044	4,859,040
Deluxe Corp.	122,707	2,381,743
Enviri Corp.(a)	224,203	1,762,236
GEO Group, Inc. (The)(a)	342,728	4,205,272
Healthcare Services Group, Inc.(a)	207,393	2,646,335
HNI Corp.	130,810	5,861,596
Interface, Inc.	163,184	2,565,252
Liquidity Services, Inc.(a)	62,918	1,128,120
Matthews International Corp., Class A	85,565	2,476,251
MillerKnoll, Inc.	206,367	6,304,512
OPENLANE, Inc.(a)	303,348	4,632,124
Pitney Bowes, Inc.	430,830	1,736,245
Unifirst Corp.	42,420	7,157,102
Vestis Corp.	367,122	6,887,209
Viad Corp.(a)	58,748	2,187,188
Total		71,729,454
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.1%
Arcosa, Inc.	136,936	11,365,688
Dycom Industries, Inc.(a)	82,377	10,419,867
Granite Construction, Inc.	123,381	6,357,823
MYR Group, Inc.(a)	46,928	7,623,923
Total		35,767,301
Electrical Equipment 0.6%
Encore Wire Corp.	44,304	10,677,264
Powell Industries, Inc.	25,649	4,751,221
SunPower Corp.(a)	241,077	749,749
Vicor Corp.(a)	63,378	2,360,197
Total		18,538,431
Ground Transportation 0.7%
ArcBest Corp.	66,451	9,493,190
Heartland Express, Inc.	128,726	1,645,118
Marten Transport Ltd.	162,127	3,056,094
RXO, Inc.(a)	328,582	7,071,085
Total		21,265,487
Machinery 4.9%
3D Systems Corp.(a)	374,730	1,551,382
Alamo Group, Inc.	29,011	5,868,635
Albany International Corp., Class A	87,607	8,223,669
Astec Industries, Inc.	63,859	2,592,675
Barnes Group, Inc.	142,314	4,972,451
Enerpac Tool Group Corp.	152,612	5,144,551
EnPro, Inc.	58,715	9,148,971
ESCO Technologies, Inc.	72,408	7,377,651
Federal Signal Corp.	171,109	14,015,538
Franklin Electric Co., Inc.	111,408	11,581,976
Greenbrier Companies, Inc. (The)	87,346	4,520,156
Hillenbrand, Inc.	196,348	9,336,348
John Bean Technologies Corp.	89,416	9,073,936
Kennametal, Inc.	223,553	5,642,478
Lindsay Corp.	30,920	3,689,065
Mueller Industries, Inc.	318,828	16,381,383
Proto Labs, Inc.(a)	72,416	2,638,115
SPX Technologies, Inc.(a)	128,196	15,023,289
Standex International Corp.	33,420	5,781,660
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Small Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Tennant Co.	52,460	5,937,947
Titan International, Inc.(a)	142,088	1,813,043
Trinity Industries, Inc.	229,924	5,835,471
Wabash National Corp.	129,429	3,530,823
Total		159,681,213
Marine Transportation 0.3%
Matson, Inc.	98,110	10,895,115
Passenger Airlines 1.0%
Alaska Air Group, Inc.(a)	359,614	13,445,967
Allegiant Travel Co.	42,376	3,084,125
JetBlue Airways Corp.(a)	935,997	6,065,261
Skywest, Inc.(a)	114,986	7,384,401
Sun Country Airlines Holdings, Inc.(a)	109,460	1,641,900
Total		31,621,654
Professional Services 1.1%
CSG Systems International, Inc.	79,762	4,351,815
Forrester Research, Inc.(a)	32,417	653,851
Heidrick & Struggles International, Inc.	56,509	1,921,306
Kelly Services, Inc., Class A	89,737	2,201,249
Korn/Ferry International	148,015	9,422,635
NV5 Global, Inc.(a)	35,713	3,632,369
Resources Connection, Inc.	89,899	1,243,303
TrueBlue, Inc.(a)	87,450	1,027,537
TTEC Holdings, Inc.	53,273	929,614
Verra Mobility Corp.(a)	467,068	10,098,010
Total		35,481,689
Trading Companies & Distributors 1.8%
Applied Industrial Technologies, Inc.	108,851	20,669,716
Boise Cascade Co.	111,182	15,110,746
DNOW, Inc.(a)	298,615	4,225,402
DXP Enterprises, Inc.(a)	37,251	1,323,156
GMS, Inc.(a)	114,001	10,181,429
Rush Enterprises, Inc., Class A	172,993	8,424,759
Total		59,935,208
Total Industrials		586,380,133
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 11.7%
Communications Equipment 1.1%
ADTRAN Holdings, Inc.	198,919	1,131,849
Digi International, Inc.(a)	101,013	2,985,944
Extreme Networks, Inc.(a)	363,998	4,600,935
Harmonic, Inc.(a)	315,068	4,136,843
InterDigital, Inc.	72,183	7,725,025
Netscout Systems, Inc.(a)	199,383	4,316,642
Viasat, Inc.(a)	209,798	4,105,747
Viavi Solutions, Inc.(a)	624,568	5,964,624
Total		34,967,609
Electronic Equipment, Instruments & Components 4.1%
Advanced Energy Industries, Inc.	104,699	10,595,539
Arlo Technologies, Inc.(a)	265,752	2,766,478
Badger Meter, Inc.	82,417	13,078,754
Benchmark Electronics, Inc.	100,208	3,077,388
CTS Corp.	87,503	3,899,134
ePlus, Inc.(a)	75,635	6,231,567
Fabrinet(a)	102,031	21,994,822
Insight Enterprises, Inc.(a)	77,765	14,619,820
Itron, Inc.(a)	127,761	11,840,889
Knowles Corp.(a)	253,473	4,141,749
Methode Electronics, Inc.	101,129	2,154,048
OSI Systems, Inc.(a)	43,892	5,757,752
PC Connection, Inc.	31,726	2,105,972
Plexus Corp.(a)	77,177	7,285,509
Rogers Corp.(a)	47,055	5,273,454
Sanmina Corp.(a)	160,714	10,157,125
Scansource, Inc.(a)	70,117	3,031,158
TTM Technologies, Inc.(a)	287,142	4,264,059
Total		132,275,217
IT Services 0.6%
DXC Technology Co.(a)	543,822	11,887,949
Perficient, Inc.(a)	97,653	6,334,750
Total		18,222,699
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
15

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.8%
Alpha & Omega Semiconductor Ltd.(a)	63,206	1,384,211
Axcelis Technologies, Inc.(a)	91,965	10,361,697
Ceva, Inc.(a)	66,168	1,498,044
Cohu, Inc.(a)	133,411	4,286,495
Diodes, Inc.(a)	129,011	8,770,168
Formfactor, Inc.(a)	218,610	9,406,788
Ichor Holdings Ltd.(a)	82,510	3,531,428
Kulicke & Soffa Industries, Inc.	158,596	7,552,342
MaxLinear, Inc.(a)	208,438	4,052,035
PDF Solutions, Inc.(a)	85,961	2,921,814
Photronics, Inc.(a)	175,658	5,057,194
Semtech Corp.(a)	180,228	3,820,834
SiTime Corp.(a)	48,560	4,491,800
SMART Global Holdings, Inc.(a)	145,809	3,101,357
SolarEdge Technologies, Inc.(a)	159,548	10,716,839
Ultra Clean Holdings, Inc.(a)	125,902	5,438,966
Veeco Instruments, Inc.(a)	158,230	5,729,508
Total		92,121,520
Software 2.9%
A10 Networks, Inc.	195,711	2,604,913
ACI Worldwide, Inc.(a)	305,334	10,048,542
Adeia, Inc.	300,980	3,413,113
Agilysys, Inc.(a)	57,005	4,434,989
Alarm.com Holdings, Inc.(a)	140,385	10,625,741
Cerence, Inc.(a)	113,272	1,687,753
Consensus Cloud Solutions, Inc.(a)	50,026	796,414
Digital Turbine, Inc.(a)	256,065	811,726
DoubleVerify Holdings, Inc.(a)	391,453	12,091,983
Envestnet, Inc.(a)	139,679	7,197,659
LiveRamp Holdings, Inc.(a)	183,987	6,435,865
N-Able, Inc.(a)	195,215	2,629,546
NCR Voyix Corp.(a)	376,713	5,503,777
Progress Software Corp.	122,346	6,528,383
SPS Commerce, Inc.(a)	103,061	19,082,775
Xperi, Inc.(a)	122,071	1,337,898
Total		95,231,077
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.2%
Corsair Gaming, Inc.(a)	121,465	1,572,972
Xerox Holdings Corp.	317,557	5,922,438
Total		7,495,410
Total Information Technology		380,313,532
Materials 5.7%
Chemicals 2.4%
AdvanSix, Inc.	75,697	2,118,002
Balchem Corp.	90,544	14,232,611
Hawkins, Inc.	53,126	3,732,101
HB Fuller Co.	151,711	12,065,576
Ingevity Corp.(a)	94,628	4,322,607
Innospec, Inc.	69,833	8,678,147
Koppers Holdings, Inc.	58,479	3,311,081
Mativ Holdings, Inc.	152,220	2,644,061
Minerals Technologies, Inc.	91,396	6,613,415
Quaker Chemical Corp.	38,892	7,797,846
Sensient Technologies Corp.	118,653	7,935,513
Stepan Co.	59,674	5,322,921
Total		78,773,881
Containers & Packaging 0.7%
Myers Industries, Inc.	103,381	1,988,017
O-I Glass, Inc.(a)	435,468	7,368,118
Sealed Air Corp.	405,626	14,144,179
Total		23,500,314
Metals & Mining 2.3%
Alpha Metallurgical Resources, Inc.	33,202	12,525,455
ATI, Inc.(a)	358,283	17,620,358
Carpenter Technology Corp.	138,469	8,952,021
Century Aluminum Co.(a)	145,322	1,521,521
Compass Minerals International, Inc.	94,775	2,160,870
Haynes International, Inc.	35,756	2,124,979
Kaiser Aluminum Corp.	44,973	3,261,442
Materion Corp.	57,956	7,784,650
Metallus, Inc.(a)	107,864	2,346,042
Olympic Steel, Inc.	27,514	1,871,502
SunCoke Energy, Inc.	235,219	2,519,195
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Small Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Warrior Met Coal, Inc.	146,088	8,322,633
Worthington Steel, Inc.(a)	85,556	2,708,703
Total		73,719,371
Paper & Forest Products 0.3%
Clearwater Paper Corp.(a)	46,517	1,827,653
Mercer International, Inc.	123,308	1,131,967
Sylvamo Corp.	99,194	5,992,310
Total		8,951,930
Total Materials		184,945,496
Real Estate 7.1%
Diversified REITs 0.7%
Alexander & Baldwin, Inc.	203,707	3,312,276
American Assets Trust, Inc.	136,431	2,942,817
Armada Hoffler Properties, Inc.	189,285	1,926,921
Essential Properties Realty Trust, Inc.	438,174	10,467,977
Global Net Lease, Inc.	549,844	3,964,375
Total		22,614,366
Health Care REITs 0.4%
CareTrust REIT, Inc.	334,509	7,546,523
Community Healthcare Trust, Inc.	71,207	1,932,558
LTC Properties, Inc.	116,299	3,658,766
Universal Health Realty Income Trust	35,714	1,384,989
Total		14,522,836
Hotel & Resort REITs 1.2%
Apple Hospitality REIT, Inc.	597,596	9,615,319
Chatham Lodging Trust	137,215	1,399,593
DiamondRock Hospitality Co.	588,712	5,533,893
Pebblebrook Hotel Trust	338,414	5,360,478
Service Properties Trust	465,540	3,165,672
Summit Hotel Properties, Inc.	302,116	1,939,585
Sunstone Hotel Investors, Inc.	576,963	6,456,216
Xenia Hotels & Resorts, Inc.	297,830	4,568,712
Total		38,039,468
Industrial REITs 0.5%
Innovative Industrial Properties, Inc.	78,747	7,716,419
LXP Industrial Trust	821,820	7,116,961
Total		14,833,380
Common Stocks (continued)
Issuer	Shares	Value ($)
Office REITs 1.0%
Brandywine Realty Trust	483,311	2,078,237
Douglas Emmett, Inc.	468,259	6,190,384
Easterly Government Properties, Inc.	267,360	3,154,848
Highwoods Properties, Inc.	296,824	7,257,347
Hudson Pacific Properties, Inc.	356,224	2,258,460
JBG SMITH Properties	244,570	4,054,971
SL Green Realty Corp.	180,906	8,770,323
Total		33,764,570
Real Estate Management & Development 0.6%
Anywhere Real Estate, Inc.(a)	310,284	1,945,481
Cushman & Wakefield PLC(a)	472,274	4,718,017
eXp World Holdings, Inc.	215,956	2,829,024
Kennedy-Wilson Holdings, Inc.	332,739	2,921,448
Marcus & Millichap, Inc.	66,835	2,452,176
St. Joe Co. (The)	99,998	5,386,892
Total		20,253,038
Residential REITs 0.3%
Centerspace	42,274	2,350,012
Elme Communities	246,664	3,177,032
NexPoint Residential Trust, Inc.	64,171	1,874,435
Veris Residential, Inc.	225,321	3,289,687
Total		10,691,166
Retail REITs 1.8%
Acadia Realty Trust	267,751	4,388,439
Getty Realty Corp.	134,685	3,550,297
Macerich Co. (The)	605,054	9,928,936
Phillips Edison & Co., Inc.	335,881	11,997,669
Retail Opportunity Investments Corp.	353,859	4,575,397
Saul Centers, Inc.	36,311	1,314,095
SITE Centers Corp.	505,542	6,865,260
Tanger, Inc.	295,870	8,524,015
Urban Edge Properties	330,381	5,619,781
Whitestone REIT	132,287	1,629,776
Total		58,393,665
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
17

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialized REITs 0.6%
Four Corners Property Trust, Inc.	254,340	6,149,941
Outfront Media, Inc.	407,896	5,861,466
Safehold, Inc.	125,734	2,529,768
Uniti Group, Inc.	670,269	3,927,776
Total		18,468,951
Total Real Estate		231,581,440
Utilities 1.8%
Electric Utilities 0.3%
Otter Tail Corp.	117,139	10,596,394
Gas Utilities 0.3%
Chesapeake Utilities Corp.	60,820	6,205,464
Northwest Natural Holding Co.	103,285	3,794,691
Total		10,000,155
Independent Power and Renewable Electricity Producers 0.2%
Clearway Energy, Inc., Class A	97,207	1,969,414
Clearway Energy, Inc., Class C	231,379	5,044,062
Total		7,013,476
Multi-Utilities 0.3%
Avista Corp.	217,276	7,213,563
Unitil Corp.	45,208	2,303,800
Total		9,517,363
Water Utilities 0.7%
American States Water Co.	103,856	7,416,357
California Water Service Group	162,073	7,437,530
Middlesex Water Co.	50,008	2,544,907
SJW Corp.	81,608	4,493,337
Total		21,892,131
Total Utilities		59,019,519
Total Common Stocks (Cost $2,158,322,349)		3,188,231,169

Exchange-Traded Equity Funds 1.3%
	Shares	Value ($)
U.S. Small Cap 1.3%
iShares Core S&P Small-Cap ETF	394,207	42,318,121
Total Exchange-Traded Equity Funds (Cost $37,230,928)		42,318,121

Rights —%
Issuer	Shares	Value ($)
Health Care —%
Biotechnology —%
OmniAb Operations, Inc.(a),(b),(c),(d)	23,460	0
OmniAb, Inc.(a),(b),(c),(d)	23,460	0
Total		0
Total Health Care		0
Total Rights (Cost $—)		0

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(e),(f)	17,153,817	17,150,386
Total Money Market Funds (Cost $17,149,715)		17,150,386
Total Investments in Securities (Cost: $2,212,702,992)		3,247,699,676
Other Assets & Liabilities, Net		6,483,963
Net Assets		3,254,183,639
At February 29, 2024, securities and/or cash totaling $4,803,500 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Small Cap Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	241	03/2024	USD	24,790,465	1,678,443	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2024, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 29, 2024, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
OmniAb Operations, Inc.	09/03/2021	23,460	—	—
OmniAb, Inc.	09/03/2021	23,460	—	—
			—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at February 29, 2024.
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	30,286,530	708,125,223	(721,262,038)	671	17,150,386	7,979	1,276,161	17,153,817
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
19

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	86,394,758	—	—	86,394,758
Consumer Discretionary	489,103,135	—	—	489,103,135
Consumer Staples	116,174,339	—	—	116,174,339
Energy	145,889,883	—	—	145,889,883
Financials	567,558,696	—	—	567,558,696
Health Care	339,030,720	1,839,518	—	340,870,238
Industrials	586,380,133	—	—	586,380,133
Information Technology	380,313,532	—	—	380,313,532
Materials	184,945,496	—	—	184,945,496
Real Estate	231,581,440	—	—	231,581,440
Utilities	59,019,519	—	—	59,019,519
Total Common Stocks	3,186,391,651	1,839,518	—	3,188,231,169
Exchange-Traded Equity Funds	42,318,121	—	—	42,318,121
Rights
Health Care	—	—	0 *	0 *
Total Rights	—	—	0 *	0 *
Money Market Funds	17,150,386	—	—	17,150,386
Total Investments in Securities	3,245,860,158	1,839,518	0 *	3,247,699,676
Investments in Derivatives
Asset
Futures Contracts	1,678,443	—	—	1,678,443
Total	3,247,538,601	1,839,518	—	3,249,378,119

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Small Cap Index Fund  | Annual Report 2024

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,195,553,277)	$3,230,549,290
Affiliated issuers (cost $17,149,715)	17,150,386
Margin deposits on:
Futures contracts	4,803,500
Receivable for:
Capital shares sold	2,234,034
Dividends	3,694,569
Variation margin for futures contracts	176,530
Expense reimbursement due from Investment Manager	120
Total assets	3,258,608,429
Liabilities
Payable for:
Investments purchased	243,887
Capital shares redeemed	3,847,129
Variation margin for futures contracts	1,277
Management services fees	17,678
Distribution and/or service fees	5,603
Compensation of board members	5,199
Deferred compensation of board members	304,017
Total liabilities	4,424,790
Net assets applicable to outstanding capital stock	$3,254,183,639
Represented by
Paid in capital	2,128,804,037
Total distributable earnings (loss)	1,125,379,602
Total - representing net assets applicable to outstanding capital stock	$3,254,183,639
Class A
Net assets	$824,701,962
Shares outstanding	34,402,214
Net asset value per share	$23.97
Institutional Class
Net assets	$1,108,362,418
Shares outstanding	45,738,388
Net asset value per share	$24.23
Institutional 2 Class
Net assets	$993,641,834
Shares outstanding	39,696,758
Net asset value per share	$25.03
Institutional 3 Class
Net assets	$327,477,425
Shares outstanding	14,021,904
Net asset value per share	$23.35
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
21

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$53,249,684
Dividends — affiliated issuers	1,276,161
Foreign taxes withheld	(50,966)
Total income	54,474,879
Expenses:
Management services fees	6,440,779
Distribution and/or service fees
Class A	2,062,965
Interest on collateral	1,431
Interest on interfund lending	6,948
Compensation of board members	52,385
Deferred compensation of board members	44,547
Other	434
Total expenses	8,609,489
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(116,224)
Expense reduction	(985)
Total net expenses	8,492,280
Net investment income	45,982,599
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	191,936,949
Investments — affiliated issuers	7,979
Foreign currency translations	212
Futures contracts	(2,806,446)
Net realized gain	189,138,694
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(59,302,248)
Investments — affiliated issuers	671
Futures contracts	705,587
Net change in unrealized appreciation (depreciation)	(58,595,990)
Net realized and unrealized gain	130,542,704
Net increase in net assets resulting from operations	$176,525,303
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Small Cap Index Fund  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$45,982,599	$44,896,727
Net realized gain	189,138,694	251,500,866
Net change in unrealized appreciation (depreciation)	(58,595,990)	(472,053,820)
Net increase (decrease) in net assets resulting from operations	176,525,303	(175,656,227)
Distributions to shareholders
Net investment income and net realized gains
Class A	(45,081,961)	(86,885,916)
Institutional Class	(61,522,992)	(126,559,674)
Institutional 2 Class	(53,037,781)	(97,975,094)
Institutional 3 Class	(19,232,027)	(25,250,419)
Total distributions to shareholders	(178,874,761)	(336,671,103)
Decrease in net assets from capital stock activity	(237,934,031)	(118,293,670)
Total decrease in net assets	(240,283,489)	(630,621,000)
Net assets at beginning of year	3,494,467,128	4,125,088,128
Net assets at end of year	$3,254,183,639	$3,494,467,128

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	4,402,693	99,622,249	5,173,973	126,295,715
Distributions reinvested	1,697,913	38,030,042	3,224,938	73,409,867
Shares redeemed	(9,917,885)	(225,122,025)	(9,088,840)	(222,996,349)
Net decrease	(3,817,279)	(87,469,734)	(689,929)	(23,290,767)
Institutional Class
Shares sold	6,096,469	139,368,809	6,107,262	151,535,556
Distributions reinvested	2,513,585	56,886,586	4,843,315	111,341,135
Shares redeemed	(13,671,318)	(311,679,903)	(23,649,498)	(580,067,718)
Net decrease	(5,061,264)	(115,424,508)	(12,698,921)	(317,191,027)
Institutional 2 Class
Shares sold	13,452,456	322,524,284	10,145,684	257,112,604
Distributions reinvested	2,100,955	49,101,162	3,808,877	90,214,110
Shares redeemed	(17,833,893)	(420,578,463)	(14,010,374)	(354,455,313)
Net decrease	(2,280,482)	(48,953,017)	(55,813)	(7,128,599)
Institutional 3 Class
Shares sold	6,317,154	136,351,997	11,358,951	265,349,587
Distributions reinvested	320,044	6,984,375	332,921	7,400,872
Shares redeemed	(5,831,371)	(129,423,144)	(1,855,253)	(43,433,736)
Net increase	805,827	13,913,228	9,836,619	229,316,723
Total net decrease	(10,353,198)	(237,934,031)	(3,608,044)	(118,293,670)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$23.91	0.28	1.05	1.33	(0.30)	(0.97)	(1.27)
Year Ended 2/28/2023	$27.52	0.26	(1.51)	(1.25)	(0.28)	(2.08)	(2.36)
Year Ended 2/28/2022	$28.74	0.25	0.90	1.15	(0.27)	(2.10)	(2.37)
Year Ended 2/28/2021	$20.32	0.18	8.97	9.15	(0.22)	(0.51)	(0.73)
Year Ended 2/29/2020	$23.54	0.24	(2.00)	(1.76)	(0.26)	(1.20)	(1.46)
Institutional Class
Year Ended 2/29/2024	$24.15	0.34	1.07	1.41	(0.36)	(0.97)	(1.33)
Year Ended 2/28/2023	$27.77	0.32	(1.53)	(1.21)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$28.96	0.33	0.91	1.24	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.47	0.24	9.03	9.27	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.69	0.30	(2.02)	(1.72)	(0.30)	(1.20)	(1.50)
Institutional 2 Class
Year Ended 2/29/2024	$24.90	0.35	1.11	1.46	(0.36)	(0.97)	(1.33)
Year Ended 2/28/2023	$28.55	0.33	(1.57)	(1.24)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$29.71	0.34	0.93	1.27	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.98	0.25	9.26	9.51	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$24.25	0.30	(2.07)	(1.77)	(0.30)	(1.20)	(1.50)
Institutional 3 Class
Year Ended 2/29/2024	$23.33	0.33	1.02	1.35	(0.36)	(0.97)	(1.33)
Year Ended 2/28/2023	$26.91	0.33	(1.50)	(1.17)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$28.13	0.32	0.89	1.21	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$19.91	0.23	8.77	9.00	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.08	0.29	(1.96)	(1.67)	(0.30)	(1.20)	(1.50)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Small Cap Index Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$23.97	6.02%	0.45% (c),(d)	0.45% (c),(d),(e)	1.25%	29%	$824,702
Year Ended 2/28/2023	$23.91	(3.93% )	0.45% (c),(d)	0.45% (c),(d),(e)	1.06%	16%	$913,784
Year Ended 2/28/2022	$27.52	3.62%	0.45% (c)	0.45% (c),(e)	0.84%	13%	$1,070,943
Year Ended 2/28/2021	$28.74	46.15%	0.45% (d)	0.45% (d),(e)	0.89%	24%	$1,179,484
Year Ended 2/29/2020	$20.32	(8.08% )	0.45% (d)	0.45% (d),(e)	1.04%	17%	$1,032,677
Institutional Class
Year Ended 2/29/2024	$24.23	6.30%	0.20% (c),(d)	0.20% (c),(d),(e)	1.50%	29%	$1,108,362
Year Ended 2/28/2023	$24.15	(3.72% )	0.20% (c),(d)	0.20% (c),(d),(e)	1.29%	16%	$1,226,987
Year Ended 2/28/2022	$27.77	3.92%	0.20% (c)	0.20% (c),(e)	1.09%	13%	$1,763,233
Year Ended 2/28/2021	$28.96	46.46%	0.20% (d)	0.20% (d),(e)	1.14%	24%	$1,920,981
Year Ended 2/29/2020	$20.47	(7.85% )	0.20% (d)	0.20% (d),(e)	1.29%	17%	$1,603,859
Institutional 2 Class
Year Ended 2/29/2024	$25.03	6.31%	0.20% (c),(d)	0.20% (c),(d)	1.49%	29%	$993,642
Year Ended 2/28/2023	$24.90	(3.73% )	0.20% (c),(d)	0.20% (c),(d)	1.31%	16%	$1,045,399
Year Ended 2/28/2022	$28.55	3.92%	0.20% (c)	0.20% (c)	1.09%	13%	$1,199,980
Year Ended 2/28/2021	$29.71	46.48%	0.20% (d)	0.20% (d)	1.12%	24%	$1,236,122
Year Ended 2/29/2020	$20.98	(7.87% )	0.20% (d)	0.20% (d)	1.29%	17%	$638,046
Institutional 3 Class
Year Ended 2/29/2024	$23.35	6.26%	0.20% (c),(d)	0.20% (c),(d)	1.50%	29%	$327,477
Year Ended 2/28/2023	$23.33	(3.69% )	0.20% (c),(d)	0.20% (c),(d)	1.41%	16%	$308,297
Year Ended 2/28/2022	$26.91	3.93%	0.20% (c)	0.20% (c)	1.09%	13%	$90,933
Year Ended 2/28/2021	$28.13	46.41%	0.20% (d)	0.20% (d)	1.16%	24%	$75,812
Year Ended 2/29/2020	$19.91	(7.84% )	0.20% (d)	0.20% (d)	1.30%	17%	$82,471
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund  | Annual Report 2024
25

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements (continued)
February 29, 2024
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at
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Notes to Financial Statements (continued)
February 29, 2024
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
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Notes to Financial Statements (continued)
February 29, 2024
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2024:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,678,443 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,806,446)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	705,587
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended February 29, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	29,091,980
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions
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29

Notes to Financial Statements (continued)
February 29, 2024
are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
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Columbia Small Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended February 29, 2024, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	603,545	126,476
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31

Notes to Financial Statements (continued)
February 29, 2024
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $985.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
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Columbia Small Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation and foreign currency transactions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
212	(212)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
46,061,192	132,813,569	178,874,761	43,578,562	293,092,541	336,671,103
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,243,664	117,801,209	—	1,006,638,745
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,242,739,374	1,304,488,581	(297,849,836)	1,006,638,745
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Small Cap Index Fund  | Annual Report 2024
33

Notes to Financial Statements (continued)
February 29, 2024
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $924,793,480 and $1,278,659,883, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	14,800,000	5.61	3
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
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Columbia Small Cap Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
The Fund had no borrowings during the year ended February 29, 2024.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not
Columbia Small Cap Index Fund  | Annual Report 2024
35

Notes to Financial Statements (continued)
February 29, 2024
currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
36
Columbia Small Cap Index Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Index Fund  | Annual Report 2024
37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
91.30%	87.44%	8.70%	$196,965,923
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
38
Columbia Small Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Columbia Small Cap Index Fund  | Annual Report 2024
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
40
Columbia Small Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Columbia Small Cap Index Fund  | Annual Report 2024
41

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
42
Columbia Small Cap Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Columbia Small Cap Index Fund  | Annual Report 2024
43

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

44
Columbia Small Cap Index Fund  | Annual Report 2024

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Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN228_02_P01_(04/24)

Columbia Small Cap Value Fund II
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund II (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund II | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Jeremy Javidi, CFA
Lead Portfolio Manager
Managed Fund since November 2023
C. Bryan Lassiter, CFA
Portfolio Manager
Managed Fund since November 2023
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	6.58	8.13	6.85
	Including sales charges		0.42	6.86	6.21
Advisor Class		11/08/12	6.84	8.39	7.11
Class C	Excluding sales charges	05/01/02	5.77	7.31	6.04
	Including sales charges		4.80	7.31	6.04
Institutional Class		05/01/02	6.87	8.40	7.11
Institutional 2 Class		11/08/12	7.02	8.57	7.27
Institutional 3 Class		11/08/12	7.04	8.61	7.32
Class R		01/23/06	6.36	7.86	6.58
Russell 2000 Value Index			5.61	6.62	6.55
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund II  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	99.9
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	1.6
Consumer Discretionary	12.2
Consumer Staples	2.1
Energy	8.5
Financials	20.7
Health Care	7.5
Industrials	18.8
Information Technology	9.3
Materials	8.3
Real Estate	7.6
Utilities	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Small Cap Value Fund II  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ending February 29, 2024, Class A shares of Columbia Small Cap Value Fund II returned 6.58% excluding sales charges. The Fund’s benchmark, the Russell 2000 Value Index, returned 5.61% for the same period.
Market overview
U.S. equities posted strong gains for the period, thanks largely to a combination of enthusiasm for artificial intelligence (AI) and hopes for a more-favorable interest rate environment. Markets advanced choppily throughout the period, which opened with two bank failures and closed with chipmaker NVIDIA posting results that ignited a broad-based rally, especially for stocks with exposure to AI proliferation. Between those headline-grabbing bookends, uncertainty about the effect a vibrant economy would have on U.S. Federal Reserve (Fed) policy dominated investor focus during the period. Sentiment fluctuated for most of the period until the Fed catalyzed dovish consensus in December by holding rates steady and releasing projections that implied 75 basis points of easing in calendar year 2024. A basis point is 1/100 of a percent.
Multiple considerations compounded rate worries, notably the outsized influence just a few mega-cap stocks were having on market performance. Speculation about recession lingered too, as did worries over slowing growth in China and ongoing geopolitical conflict. A potential government shutdown, a surprise downgrade of U.S. debt and a high-profile earnings disappointment from electric car maker Tesla added to investor anxiety.
Nevertheless, investors remained focused on the upside while realigning rate-cut estimates with Fed projections. All 11 economic-sector groupings within the S&P 500 Index finished with positive results except for the utilities sector, reflecting to some degree the breadth of AI expectations. Stocks within the information technology and communications services sectors did best, in line with expectations. Growth stocks significantly outperformed value stocks across capitalization ranges, as represented by the Russell style indexes. Despite posting a solid double-digit return, small-cap stocks meaningfully underperformed large caps, as measured by Russell size indexes.
The Fund’s notable contributors during the period
•
Overall sector allocation was the primary source of the Fund’s outperformance for the period, particularly underweights to the financials, communications services and health care sectors and an overweight to the industrials sectors.
•
Strong security selection within the industrials and real estate sectors also meaningfully helped relative results.
•
Top individual contributors to absolute and relative performance rose by providing investors with resilient earnings and favorable outlooks: aerospace products provider FTAI Aviation Ltd., specialty water products and services provider Core & Main, Inc. and upscale outlet operator Tanger, Inc.
The Fund’s notable detractors during the period
•
Security selection within the information technology and energy sectors detracted during the period.
•
Notable individual detractors each fell on company-specific concerns. Specialty computing solutions provider SMART Global Holdings fell sharply in October after reporting results significantly below expectations. Glass packaging maker O-I Glass, Inc., which was a top contributor in the prior period, fell on worries over lower consumption due to customer destocking. New York Community Bancorp, Inc. fell sharply near period-end after a series of negative surprises that included a large dividend cut and a shakeup in senior management. The Fund exited its position in SMART Global Holdings.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Columbia Small Cap Value Fund II  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
parties disclaim any responsibility to update such views. These views may not be relied on as  investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Small Cap Value Fund II  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.10	1,018.70	6.37	6.22	1.24
Advisor Class	1,000.00	1,000.00	1,067.10	1,019.94	5.09	4.97	0.99
Class C	1,000.00	1,000.00	1,061.60	1,014.97	10.20	9.97	1.99
Institutional Class	1,000.00	1,000.00	1,066.70	1,019.94	5.09	4.97	0.99
Institutional 2 Class	1,000.00	1,000.00	1,068.00	1,020.64	4.37	4.27	0.85
Institutional 3 Class	1,000.00	1,000.00	1,068.10	1,020.89	4.11	4.02	0.80
Class R	1,000.00	1,000.00	1,064.50	1,017.45	7.65	7.47	1.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund II  | Annual Report 2024
7

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 1.5%
Interactive Media & Services 0.7%
Shutterstock, Inc.	192,125	9,368,015
Media 0.8%
Nexstar Media Group, Inc., Class A	60,431	10,041,819
Total Communication Services		19,409,834
Consumer Discretionary 12.0%
Automobile Components 0.5%
Adient PLC(a)	173,624	5,892,799
Hotels, Restaurants & Leisure 3.3%
International Game Technology PLC	419,108	11,387,164
Light & Wonder, Inc.(a)	143,694	14,442,684
Red Rock Resorts, Inc., Class A	280,396	16,260,164
Total		42,090,012
Household Durables 3.5%
Cavco Industries, Inc.(a)	39,120	14,574,938
KB Home	210,683	13,995,672
Taylor Morrison Home Corp., Class A(a)	271,823	15,387,900
Total		43,958,510
Specialty Retail 3.7%
American Eagle Outfitters, Inc.	670,281	15,919,174
Group 1 Automotive, Inc.	64,192	17,373,565
Signet Jewelers Ltd.	135,124	13,750,218
Total		47,042,957
Textiles, Apparel & Luxury Goods 1.0%
Kontoor Brands, Inc.	225,555	13,332,556
Total Consumer Discretionary		152,316,834
Consumer Staples 2.0%
Household Products 1.1%
Central Garden & Pet Co., Class A(a)	380,201	14,329,776
Personal Care Products 0.9%
BellRing Brands, Inc.(a)	200,133	11,397,574
Total Consumer Staples		25,727,350
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 8.4%
Oil, Gas & Consumable Fuels 8.4%
Chord Energy Corp.	95,174	15,461,016
Civitas Resources, Inc.	224,310	15,405,611
Golar LNG Ltd.	556,066	11,282,579
Murphy Oil Corp.	374,069	14,839,317
PBF Energy, Inc., Class A	285,980	13,355,266
Permian Resources Corp.	864,246	13,447,668
SM Energy Co.	339,129	14,843,677
Talos Energy, Inc.(a)	561,754	7,409,535
Total		106,044,669
Total Energy		106,044,669
Financials 20.4%
Banks 13.4%
Bank of NT Butterfield & Son Ltd. (The)	284,692	8,509,444
BankUnited, Inc.	432,001	11,586,267
BOK Financial Corp.	103,110	8,765,381
First Horizon Corp.	683,134	9,632,189
FNB Corp.	1,000,560	13,347,470
Fulton Financial Corp.	922,990	14,214,046
Hancock Whitney Corp.	368,933	16,085,479
HomeStreet, Inc.	23,402	326,458
New York Community Bancorp, Inc.	1,276,051	6,112,284
Popular, Inc.	142,732	11,943,814
Renasant Corp.	309,493	9,783,074
Synovus Financial Corp.	356,835	13,538,320
UMB Financial Corp.	198,937	16,235,249
WaFd, Inc.	404,736	11,025,009
Westamerica BanCorp	138,409	6,326,675
Zions Bancorp	300,357	11,843,076
Total		169,274,235
Capital Markets 2.8%
Lazard, Inc.	325,287	12,536,561
Stifel Financial Corp.	148,945	11,298,967
StoneX Group, Inc.(a)	174,280	12,070,633
Total		35,906,161
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Small Cap Value Fund II  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 2.4%
MGIC Investment Corp.	578,325	11,502,884
Radian Group, Inc.	653,663	19,047,740
Total		30,550,624
Insurance 1.8%
AMERISAFE, Inc.	181,663	9,584,540
Axis Capital Holdings Ltd.	205,270	12,843,744
Total		22,428,284
Total Financials		258,159,304
Health Care 7.4%
Biotechnology 2.9%
Apellis Pharmaceuticals, Inc.(a)	127,753	7,916,853
Arrowhead Pharmaceuticals, Inc.(a)	200,261	6,428,378
BioCryst Pharmaceuticals, Inc.(a)	779,709	4,389,762
Ideaya Biosciences, Inc.(a)	127,154	5,683,784
Insmed, Inc.(a)	214,672	5,950,708
SpringWorks Therapeutics, Inc.(a)	133,628	6,582,515
Total		36,952,000
Health Care Equipment & Supplies 3.1%
Haemonetics Corp.(a)	118,587	8,654,479
LivaNova PLC(a)	334,848	18,353,019
Merit Medical Systems, Inc.(a)	152,850	11,647,170
Total		38,654,668
Health Care Technology 0.8%
GoodRx Holdings, Inc., Class A(a)	1,279,371	9,966,300
Pharmaceuticals 0.6%
Prestige Consumer Healthcare, Inc.(a)	111,468	7,755,944
Total Health Care		93,328,912
Industrials 18.5%
Aerospace & Defense 1.3%
Moog, Inc., Class A	108,565	16,279,322
Building Products 0.8%
AZZ, Inc.	149,547	10,887,022
Commercial Services & Supplies 2.0%
ABM Industries, Inc.	320,484	13,239,195
HNI Corp.	259,902	11,646,209
Total		24,885,404
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.0%
Fluor Corp.(a)	334,503	12,309,710
Ground Transportation 1.9%
ArcBest Corp.	109,596	15,656,885
Marten Transport Ltd.	454,438	8,566,156
Total		24,223,041
Machinery 1.1%
Hillenbrand, Inc.	284,746	13,539,672
Marine Transportation 1.3%
Matson, Inc.	155,154	17,229,852
Professional Services 4.6%
Alight, Inc., Class A(a)	1,546,686	13,935,641
ICF International, Inc.	115,391	17,868,296
Parsons Corp.(a)	154,238	12,433,125
Science Applications International Corp.	97,721	13,677,031
Total		57,914,093
Trading Companies & Distributors 4.5%
Beacon Roofing Supply, Inc.(a)	178,723	15,350,519
Core & Main, Inc., Class A(a)	157,214	7,503,824
FTAI Aviation Ltd.	290,230	16,337,047
Herc Holdings Inc	113,233	17,967,812
Total		57,159,202
Total Industrials		234,427,318
Information Technology 9.2%
Communications Equipment 1.7%
Applied Optoelectronics, Inc.(a)	338,340	5,406,673
Extreme Networks, Inc.(a)	575,124	7,269,567
Lumentum Holdings, Inc.(a)	185,500	8,991,185
Total		21,667,425
Electronic Equipment, Instruments & Components 3.1%
Knowles Corp.(a)	527,341	8,616,752
Vishay Intertechnology, Inc.	810,959	17,638,358
Vontier Corp.	302,524	13,008,532
Total		39,263,642
IT Services 1.0%
Kyndryl Holdings, Inc.(a)	557,811	12,255,108
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 3.4%
Blackbaud, Inc.(a)	127,448	8,816,853
Clear Secure, Inc., Class A	470,993	9,066,615
N-Able, Inc.(a)	842,250	11,345,107
Progress Software Corp.	256,280	13,675,101
Total		42,903,676
Total Information Technology		116,089,851
Materials 8.2%
Chemicals 2.2%
Avient Corp.	316,367	12,806,536
Cabot Corp.	173,427	14,732,624
Total		27,539,160
Construction Materials 1.4%
Summit Materials, Inc., Class A(a)	404,236	17,264,919
Metals & Mining 4.6%
ATI, Inc.(a)	216,015	10,623,618
Carpenter Technology Corp.	232,181	15,010,502
Constellium SE(a)	630,183	12,219,248
Materion Corp.	118,136	15,868,027
Ryerson Holding Corp.	166,539	5,259,302
Total		58,980,697
Total Materials		103,784,776
Real Estate 7.5%
Hotel & Resort REITs 1.0%
RLJ Lodging Trust	1,038,567	12,327,790
Office REITs 0.7%
Cousins Properties, Inc.	401,001	9,146,833
Real Estate Management & Development 0.9%
DigitalBridge Group, Inc.	628,614	11,547,639
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 3.9%
Kite Realty Group Trust	648,486	13,884,085
Macerich Co. (The)	886,746	14,551,502
Tanger, Inc.	729,985	21,030,868
Total		49,466,455
Specialized REITs 1.0%
Rayonier, Inc.	349,013	12,016,518
Total Real Estate		94,505,235
Utilities 3.3%
Electric Utilities 1.0%
Portland General Electric Co.	304,756	12,242,049
Gas Utilities 1.7%
New Jersey Resources Corp.	292,249	12,160,481
ONE Gas, Inc.	160,682	9,576,647
Total		21,737,128
Independent Power and Renewable Electricity Producers 0.6%
Clearway Energy, Inc., Class C	354,698	7,732,416
Total Utilities		41,711,593
Total Common Stocks (Cost $1,015,066,780)		1,245,505,676

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(b),(c)	940,441	940,253
Total Money Market Funds (Cost $940,246)		940,253
Total Investments in Securities (Cost: $1,016,007,026)		1,246,445,929
Other Assets & Liabilities, Net		19,033,842
Net Assets		1,265,479,771
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Small Cap Value Fund II  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 29, 2024.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	33,121,956	416,016,123	(448,195,436)	(2,390)	940,253	11,334	938,825	940,441
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	19,409,834	—	—	19,409,834
Consumer Discretionary	152,316,834	—	—	152,316,834
Consumer Staples	25,727,350	—	—	25,727,350
Energy	106,044,669	—	—	106,044,669
Financials	258,159,304	—	—	258,159,304
Health Care	93,328,912	—	—	93,328,912
Industrials	234,427,318	—	—	234,427,318
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II  | Annual Report 2024
11

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	116,089,851	—	—	116,089,851
Materials	103,784,776	—	—	103,784,776
Real Estate	94,505,235	—	—	94,505,235
Utilities	41,711,593	—	—	41,711,593
Total Common Stocks	1,245,505,676	—	—	1,245,505,676
Money Market Funds	940,253	—	—	940,253
Total Investments in Securities	1,246,445,929	—	—	1,246,445,929
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Small Cap Value Fund II  | Annual Report 2024

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,015,066,780)	$1,245,505,676
Affiliated issuers (cost $940,246)	940,253
Receivable for:
Investments sold	17,992,365
Capital shares sold	885,680
Dividends	1,944,103
Expense reimbursement due from Investment Manager	2,849
Prepaid expenses	9,230
Total assets	1,267,280,156
Liabilities
Payable for:
Capital shares redeemed	1,374,583
Management services fees	28,390
Distribution and/or service fees	578
Transfer agent fees	141,164
Compensation of chief compliance officer	236
Compensation of board members	2,795
Other expenses	80,846
Deferred compensation of board members	171,793
Total liabilities	1,800,385
Net assets applicable to outstanding capital stock	$1,265,479,771
Represented by
Paid in capital	910,734,338
Total distributable earnings (loss)	354,745,433
Total - representing net assets applicable to outstanding capital stock	$1,265,479,771
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II  | Annual Report 2024
13

Statement of Assets and Liabilities (continued)
February 29, 2024
Class A
Net assets	$75,925,483
Shares outstanding	4,644,525
Net asset value per share	$16.35
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.35
Advisor Class
Net assets	$123,564,397
Shares outstanding	7,128,676
Net asset value per share	$17.33
Class C
Net assets	$1,259,398
Shares outstanding	96,863
Net asset value per share	$13.00
Institutional Class
Net assets	$300,566,831
Shares outstanding	17,922,737
Net asset value per share	$16.77
Institutional 2 Class
Net assets	$206,873,374
Shares outstanding	11,878,322
Net asset value per share	$17.42
Institutional 3 Class
Net assets	$555,014,819
Shares outstanding	31,716,086
Net asset value per share	$17.50
Class R
Net assets	$2,275,469
Shares outstanding	143,502
Net asset value per share	$15.86
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Small Cap Value Fund II  | Annual Report 2024

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$24,053,279
Dividends — affiliated issuers	938,825
Interfund lending	65
Foreign taxes withheld	(13,354)
Total income	24,978,815
Expenses:
Management services fees	10,329,631
Distribution and/or service fees
Class A	190,468
Class C	12,004
Class R	11,544
Transfer agent fees
Class A	177,848
Advisor Class	220,871
Class C	2,800
Institutional Class	749,424
Institutional 2 Class	115,154
Institutional 3 Class	38,959
Class R	5,388
Custodian fees	11,292
Printing and postage fees	179,996
Registration fees	112,413
Accounting services fees	30,993
Legal fees	26,953
Interest on interfund lending	10,743
Compensation of chief compliance officer	237
Compensation of board members	26,792
Deferred compensation of board members	24,070
Other	31,265
Total expenses	12,308,845
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,013,302)
Expense reduction	(80)
Total net expenses	11,295,463
Net investment income	13,683,352
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	182,950,038
Investments — affiliated issuers	11,334
Net realized gain	182,961,372
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(115,697,371)
Investments — affiliated issuers	(2,390)
Net change in unrealized appreciation (depreciation)	(115,699,761)
Net realized and unrealized gain	67,261,611
Net increase in net assets resulting from operations	$80,944,963
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II  | Annual Report 2024
15

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$13,683,352	$11,439,387
Net realized gain	182,961,372	89,792,514
Net change in unrealized appreciation (depreciation)	(115,699,761)	(172,536,750)
Net increase (decrease) in net assets resulting from operations	80,944,963	(71,304,849)
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,213,741)	(4,947,604)
Advisor Class	(6,098,220)	(5,870,779)
Class C	(90,784)	(93,614)
Institutional Class	(22,252,780)	(23,831,903)
Institutional 2 Class	(14,550,777)	(11,602,604)
Institutional 3 Class	(38,485,488)	(30,647,862)
Class R	(162,868)	(130,677)
Total distributions to shareholders	(86,854,658)	(77,125,043)
Decrease in net assets from capital stock activity	(42,070,942)	(141,121,623)
Total decrease in net assets	(47,980,637)	(289,551,515)
Net assets at beginning of year	1,313,460,408	1,603,011,923
Net assets at end of year	$1,265,479,771	$1,313,460,408
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Small Cap Value Fund II  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	973,267	15,184,510	1,302,848	21,614,478
Distributions reinvested	291,838	4,450,932	284,058	4,375,929
Shares redeemed	(1,750,571)	(27,596,817)	(1,391,997)	(22,891,077)
Net increase (decrease)	(485,466)	(7,961,375)	194,909	3,099,330
Advisor Class
Shares sold	4,761,952	80,561,619	5,646,799	96,885,655
Distributions reinvested	314,035	5,073,274	306,458	5,038,527
Shares redeemed	(2,807,028)	(46,420,011)	(10,273,093)	(184,029,552)
Net increase (decrease)	2,268,959	39,214,882	(4,319,836)	(82,105,370)
Class C
Shares sold	16,618	208,951	22,275	308,111
Distributions reinvested	7,298	88,876	7,376	92,070
Shares redeemed	(27,264)	(335,073)	(26,154)	(351,927)
Net increase (decrease)	(3,348)	(37,246)	3,497	48,254
Institutional Class
Shares sold	3,871,465	61,924,016	9,868,882	174,150,843
Distributions reinvested	1,304,989	20,405,634	1,353,087	21,322,406
Shares redeemed	(9,522,461)	(153,232,176)	(11,456,661)	(192,201,504)
Net increase (decrease)	(4,346,007)	(70,902,526)	(234,692)	3,271,745
Institutional 2 Class
Shares sold	3,268,542	53,665,940	3,928,838	69,110,773
Distributions reinvested	896,623	14,548,053	709,576	11,598,977
Shares redeemed	(3,804,268)	(63,799,900)	(4,568,501)	(80,758,011)
Net increase (decrease)	360,897	4,414,093	69,913	(48,261)
Institutional 3 Class
Shares sold	8,035,273	134,298,361	14,798,985	259,578,537
Distributions reinvested	2,137,817	34,844,591	1,628,642	26,797,164
Shares redeemed	(10,493,835)	(175,595,151)	(19,031,222)	(351,036,283)
Net decrease	(320,745)	(6,452,199)	(2,603,595)	(64,660,582)
Class R
Shares sold	28,007	427,103	63,740	1,009,251
Distributions reinvested	11,002	162,868	8,720	130,677
Shares redeemed	(61,592)	(936,542)	(108,124)	(1,866,667)
Net decrease	(22,583)	(346,571)	(35,664)	(726,739)
Total net decrease	(2,548,293)	(42,070,942)	(6,925,468)	(141,121,623)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II  | Annual Report 2024
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$16.49	0.12	0.86	0.98	(0.23)	(0.89)	(1.12)
Year Ended 2/28/2023	$18.48	0.09	(1.09)	(1.00)	(0.06)	(0.93)	(0.99)
Year Ended 2/28/2022	$18.85	(0.02)	2.33	2.31	(0.03)	(2.65)	(2.68)
Year Ended 2/28/2021	$12.89	0.03	6.04	6.07	(0.05)	(0.06)	(0.11)
Year Ended 2/29/2020	$15.11	0.06	(1.76)	(1.70)	(0.09)	(0.43)	(0.52)
Advisor Class
Year Ended 2/29/2024	$17.41	0.16	0.92	1.08	(0.27)	(0.89)	(1.16)
Year Ended 2/28/2023	$19.46	0.15	(1.18)	(1.03)	(0.09)	(0.93)	(1.02)
Year Ended 2/28/2022	$19.71	0.03	2.45	2.48	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.46	0.06	6.33	6.39	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.75	0.10	(1.83)	(1.73)	(0.13)	(0.43)	(0.56)
Class C
Year Ended 2/29/2024	$13.32	0.00	0.68	0.68	(0.11)	(0.89)	(1.00)
Year Ended 2/28/2023	$15.20	(0.03)	(0.92)	(0.95)	—	(0.93)	(0.93)
Year Ended 2/28/2022	$16.01	(0.13)	1.97	1.84	—	(2.65)	(2.65)
Year Ended 2/28/2021	$11.00	(0.06)	5.13	5.07	—	(0.06)	(0.06)
Year Ended 2/29/2020	$12.96	(0.04)	(1.51)	(1.55)	—	(0.41)	(0.41)
Institutional Class
Year Ended 2/29/2024	$16.88	0.16	0.89	1.05	(0.27)	(0.89)	(1.16)
Year Ended 2/28/2023	$18.90	0.13	(1.13)	(1.00)	(0.09)	(0.93)	(1.02)
Year Ended 2/28/2022	$19.21	0.04	2.38	2.42	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.12	0.07	6.16	6.23	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.37	0.10	(1.79)	(1.69)	(0.13)	(0.43)	(0.56)
Institutional 2 Class
Year Ended 2/29/2024	$17.49	0.19	0.93	1.12	(0.30)	(0.89)	(1.19)
Year Ended 2/28/2023	$19.53	0.16	(1.16)	(1.00)	(0.11)	(0.93)	(1.04)
Year Ended 2/28/2022	$19.77	0.06	2.45	2.51	(0.10)	(2.65)	(2.75)
Year Ended 2/28/2021	$13.48	0.09	6.35	6.44	(0.09)	(0.06)	(0.15)
Year Ended 2/29/2020	$15.78	0.12	(1.84)	(1.72)	(0.15)	(0.43)	(0.58)
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Small Cap Value Fund II  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$16.35	6.58%	1.35% (c)	1.25% (c),(d)	0.77%	88%	$75,925
Year Ended 2/28/2023	$16.49	(4.97% )	1.33%	1.27% (d)	0.53%	67%	$84,580
Year Ended 2/28/2022	$18.48	11.94%	1.34%	1.28% (d)	(0.08% )	50%	$91,223
Year Ended 2/28/2021	$18.85	47.45%	1.37%	1.29% (d)	0.27%	55%	$69,591
Year Ended 2/29/2020	$12.89	(11.58% )	1.36%	1.28% (d)	0.40%	27%	$99,356
Advisor Class
Year Ended 2/29/2024	$17.33	6.84%	1.10% (c)	1.00% (c),(d)	0.99%	88%	$123,564
Year Ended 2/28/2023	$17.41	(4.83% )	1.08%	1.02% (d)	0.85%	67%	$84,624
Year Ended 2/28/2022	$19.46	12.26%	1.09%	1.03% (d)	0.15%	50%	$178,599
Year Ended 2/28/2021	$19.71	47.83%	1.12%	1.05% (d)	0.44%	55%	$136,110
Year Ended 2/29/2020	$13.46	(11.34% )	1.11%	1.03% (d)	0.64%	27%	$57,400
Class C
Year Ended 2/29/2024	$13.00	5.77%	2.11% (c)	2.00% (c),(d)	0.01%	88%	$1,259
Year Ended 2/28/2023	$13.32	(5.72% )	2.08%	2.02% (d)	(0.22% )	67%	$1,335
Year Ended 2/28/2022	$15.20	11.10%	2.09%	2.03% (d)	(0.81% )	50%	$1,470
Year Ended 2/28/2021	$16.01	46.38%	2.12%	2.05% (d)	(0.55% )	55%	$577
Year Ended 2/29/2020	$11.00	(12.27% )	2.11%	2.03% (d)	(0.33% )	27%	$315
Institutional Class
Year Ended 2/29/2024	$16.77	6.87%	1.10% (c)	1.00% (c),(d)	1.01%	88%	$300,567
Year Ended 2/28/2023	$16.88	(4.81% )	1.08%	1.02% (d)	0.76%	67%	$376,007
Year Ended 2/28/2022	$18.90	12.27%	1.09%	1.03% (d)	0.18%	50%	$425,250
Year Ended 2/28/2021	$19.21	47.85%	1.12%	1.04% (d)	0.51%	55%	$333,786
Year Ended 2/29/2020	$13.12	(11.36% )	1.11%	1.03% (d)	0.66%	27%	$350,469
Institutional 2 Class
Year Ended 2/29/2024	$17.42	7.02%	0.93% (c)	0.86% (c)	1.16%	88%	$206,873
Year Ended 2/28/2023	$17.49	(4.64% )	0.92%	0.88%	0.92%	67%	$201,436
Year Ended 2/28/2022	$19.53	12.41%	0.91%	0.88%	0.30%	50%	$223,545
Year Ended 2/28/2021	$19.77	48.19%	0.94%	0.90%	0.62%	55%	$226,504
Year Ended 2/29/2020	$13.48	(11.26% )	0.92%	0.89%	0.79%	27%	$144,260
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II  | Annual Report 2024
19

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2024	$17.57	0.20	0.93	1.13	(0.31)	(0.89)	(1.20)
Year Ended 2/28/2023	$19.61	0.17	(1.16)	(0.99)	(0.12)	(0.93)	(1.05)
Year Ended 2/28/2022	$19.84	0.08	2.45	2.53	(0.11)	(2.65)	(2.76)
Year Ended 2/28/2021	$13.53	0.09	6.38	6.47	(0.10)	(0.06)	(0.16)
Year Ended 2/29/2020	$15.84	0.13	(1.85)	(1.72)	(0.16)	(0.43)	(0.59)
Class R
Year Ended 2/29/2024	$16.02	0.08	0.84	0.92	(0.19)	(0.89)	(1.08)
Year Ended 2/28/2023	$18.01	0.05	(1.09)	(1.04)	(0.02)	(0.93)	(0.95)
Year Ended 2/28/2022	$18.44	(0.07)	2.29	2.22	—	(2.65)	(2.65)
Year Ended 2/28/2021	$12.62	(0.00)(e)	5.91	5.91	(0.03)	(0.06)	(0.09)
Year Ended 2/29/2020	$14.80	0.02	(1.71)	(1.69)	(0.06)	(0.43)	(0.49)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Small Cap Value Fund II  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2024	$17.50	7.04%	0.88% (c)	0.81% (c)	1.21%	88%	$555,015
Year Ended 2/28/2023	$17.57	(4.58% )	0.87%	0.83%	0.99%	67%	$562,816
Year Ended 2/28/2022	$19.61	12.46%	0.86%	0.83%	0.37%	50%	$679,291
Year Ended 2/28/2021	$19.84	48.20%	0.89%	0.85%	0.67%	55%	$563,772
Year Ended 2/29/2020	$13.53	(11.23% )	0.87%	0.84%	0.84%	27%	$393,074
Class R
Year Ended 2/29/2024	$15.86	6.36%	1.60% (c)	1.50% (c),(d)	0.50%	88%	$2,275
Year Ended 2/28/2023	$16.02	(5.32% )	1.57%	1.52% (d)	0.31%	67%	$2,661
Year Ended 2/28/2022	$18.01	11.73%	1.59%	1.53% (d)	(0.34% )	50%	$3,633
Year Ended 2/28/2021	$18.44	47.11%	1.62%	1.55% (d)	(0.00% )(e)	55%	$5,399
Year Ended 2/29/2020	$12.62	(11.79% )	1.61%	1.53% (d)	0.15%	27%	$4,796
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II  | Annual Report 2024
21

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund. Effective on February 12, 2024, Class C shares of the Fund were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders were converted into Class A shares in a tax-free transaction.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
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Notes to Financial Statements (continued)
February 29, 2024
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
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Notes to Financial Statements (continued)
February 29, 2024
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2024 was 0.83% of the Fund’s average daily net assets.
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Notes to Financial Statements (continued)
February 29, 2024
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.23
Advisor Class	0.23
Class C	0.23
Institutional Class	0.23
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.23
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $80.
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Notes to Financial Statements (continued)
February 29, 2024
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	42,848
Class C	—	1.00 (b)	—

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2023 through June 30, 2024	Prior to July 1, 2023
Class A	1.24%	1.27%
Advisor Class	0.99	1.02
Class C	1.99	2.02
Institutional Class	0.99	1.02
Institutional 2 Class	0.85	0.88
Institutional 3 Class	0.80	0.83
Class R	1.49	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
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Notes to Financial Statements (continued)
February 29, 2024
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, trustees’ deferred compensation, disallowed capital gains (losses) on a redemption-in-kind and earnings and profits distributed to shareholders on the redemption of shares.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,038,452	(20,812,764)	18,774,312
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,829,046	66,025,612	86,854,658	7,962,311	69,162,732	77,125,043
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,660,295	129,765,712	—	218,491,219
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,027,954,710	251,438,733	(32,947,514)	218,491,219
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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Notes to Financial Statements (continued)
February 29, 2024
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,083,905,031 and $1,187,639,120, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Redemption-in-kind
Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 29, 2024, securities and other assets with a value of $25,160,989 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $6,910,344, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	4,393,333	5.87	15
Lender	100,000	5.86	4
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 29, 2024.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to
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Notes to Financial Statements (continued)
February 29, 2024
its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
Note 10. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 29, 2024, one unaffiliated shareholders of record owned 22.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
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Notes to Financial Statements (continued)
February 29, 2024
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
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Columbia Small Cap Value Fund II  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Value Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund II (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Value Fund II  | Annual Report 2024
31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
78.74%	74.68%	10.97%	$182,341,074
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
32
Columbia Small Cap Value Fund II  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Columbia Small Cap Value Fund II  | Annual Report 2024
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
34
Columbia Small Cap Value Fund II  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Columbia Small Cap Value Fund II  | Annual Report 2024
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36
Columbia Small Cap Value Fund II  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Columbia Small Cap Value Fund II  | Annual Report 2024
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

38
Columbia Small Cap Value Fund II  | Annual Report 2024

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Value Fund II
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN230_02_P01_(04/24)

Columbia Overseas Value Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Overseas Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Value Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Paul DiGiacomo, CFA
Co-Portfolio Manager
Managed Fund since January 2024
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/28/13	7.33	5.07	3.94
	Including sales charges		1.13	3.84	3.33
Advisor Class*		07/01/15	7.51	5.33	4.21
Class C	Excluding sales charges	02/28/13	6.52	4.27	3.17
	Including sales charges		5.52	4.27	3.17
Institutional Class		03/31/08	7.48	5.32	4.20
Institutional 2 Class*		07/01/15	7.61	5.42	4.30
Institutional 3 Class*		07/01/15	7.75	5.48	4.36
Class R*		03/01/16	7.06	4.81	3.70
MSCI EAFE Value Index (Net)			12.12	5.38	2.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Overseas Value Fund  | Annual Report 2024

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	4.3
Consumer Discretionary	7.2
Consumer Staples	8.9
Energy	13.5
Financials	27.6
Health Care	11.0
Industrials	10.4
Information Technology	6.7
Materials	6.0
Utilities	4.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at February 29, 2024)
Australia	1.8
Belgium	1.0
Brazil	0.6
Canada	4.1
China	0.7
Finland	1.9
France	14.2
Germany	4.1
Greece	1.3
Hong Kong	1.2
Ireland	1.7
Israel	3.5
Japan	24.8
Jersey	0.4

Columbia Overseas Value Fund  | Annual Report 2024

Fund at a Glance  (continued)
(Unaudited)
Country breakdown (%) (at February 29, 2024)
Netherlands	10.1
Norway	1.1
Russian Federation	0.0 (a)
Singapore	2.4
South Africa	0.2
South Korea	0.6
Spain	2.5
Switzerland	2.9
Taiwan	0.9
United Kingdom	10.7
United States(b)	7.3
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Overseas Value Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Overseas Value Fund returned 7.33% excluding sales charges. The Fund’s benchmark, the MSCI EAFE Value Index (Net), returned 12.12% for the same time period.
Market overview
Developed international equity generally delivered strong double-digit returns during the 12 months ending February 29, 2024, continuing a recovery from lows recorded in September 2022. With the exception of the real estate and consumer staples sectors, all economic sectors within the MSCI EAFE Index (Net) produced positive returns for the period measured in U.S. dollars. The information technology sector was the best performing sector, followed by the industrials and consumer discretionary sectors.  Using the MSCI EAFE Index (Net) and the S&P 500 Index for comparison, developed international equities underperformed their U.S. counterparts, returning 14.41% vs. 30.48%. (All returns stated in U.S. dollars.)
Trajectory generally was upward from the start of the period, supported by favorable events such as the extremely warm winter across Europe, which allayed concerns of energy shortages resulting from the loss of Russian supplies after the invasion of Ukraine. More good news was the abandonment of the zero-COVID policy in China just before the start of the reporting period, allowing for activity to begin to normalize after the prolonged period of rolling lockdowns across much of the country. Despite the overwhelmingly positive results for the period, the trajectory was uneven. Markets retreated somewhat after reaching mid-period highs as rising interest rates and a steep increase in oil prices weighed on sentiment. Mixed inflation news added to downside pressure as well, with worries over falling retail sales in Germany and decade-high borrowing costs in France and Italy more than offsetting reports that overall Eurozone inflation hit a two-year low during the last month of the period. Likewise, worries grew that the summer travel boom was starting to fade as stubborn inflation erodes consumer disposable income. In addition, China’s post-lockdown rebound proved far less robust than hoped for, due in no small part to signs of a technology cold war as the U.S. escalated restrictions on sales of chipmaking equipment. A property slump, high local government debt and increasing consumer pessimism added to the overall economic worries, as did factory activity contracting. Ongoing geopolitical conflict in Ukraine complicated uncertainties for investors, as did the Gaza hostilities that erupted October 7, 2023. Optimism resumed and developed international markets reaccelerated around the end of October, however, in parallel with a rebound in U.S. equities that began when the U.S. Federal Reserve (Fed) held rates steady at its November 1 meeting. Expectations that U.S. officials believed inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting next year extended to other central banks as well.
Although relatively stable compared with previous periods, the U.S. dollar fluctuated meaningfully over the 12 months but ended with only a slight decline and did not prove to be a meaningful factor in returns for U.S. investors. As illustration, major developed-market benchmarks delivered nearly the same results when denominated in U.S. dollars and local currencies (the MSCI EAFE Index returned 14.4% measured in U.S. dollars compared with 14.8% measured in local currencies.)
The Fund’s notable detractors during the period
•
Despite delivering a solid positive return, the Fund underperformed for the period. This was primarily due to high-conviction positioning with a heavy emphasis on capital preservation and defensive exposures, counter-balanced by moderate exposure to early cycle inflation beneficiaries. Additionally, positioning within the energy sector, where a longstanding overweight has been based on a belief that supply shortages have become structural and are not fully reflected in current commodity prices, detracted.
•
In that vein, broad and strongly negative security selection was most responsible for trailing results.  Selection within the communication services sector was a notable detractor primarily because of a downturn in telecom provider Vodafone Group PLC. Equally noteworthy was security selection within Japanese financials. Although the Fund’s four holdings in the space delivered strong results, lack of broader exposure to the benchmark’s large group of high-performing banks and insurers more than offset the positive effect.
•
Overall sector allocation weighed on results to a far lesser degree, largely as a result of above-benchmark exposure in the consumer staples sector and underexposures to the consumer discretionary and industrials sectors.
•
With that positioning in place – and given that the Fund does not attempt to time short-term market movements – the Fund did not benefit from the cyclical rallies that occurred during the period.

Columbia Overseas Value Fund  | Annual Report 2024

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Most important, our macro model did not recognize the extent to which the relationship between the manufacturing and services parts of the economy broke down. Our models got the manufacturing side right, but they did not account for the divergence of services due to the extraordinary resilience of consumer spending and the massive pent-up stimulus following the pandemic.
•
Individual holdings that lagged in absolute and relative terms included Duerr AG (Germany), Guangdong Investment Ltd. (China) and Diversified Energy Co. PLC (U.S.)
•
From a geographical perspective, the Fund’s modest out-of-benchmark allocations to the U.S. and Canada detracted meaningfully.
The Fund’s notable contributors during the period
•
Relative to its benchmark, the Fund’s security selection within the energy and consumer discretionary sectors helped results.
•
Underweighted allocations to the real estate and materials sectors also proved beneficial, as did modest exposure to Greece through a holding in Piraeus Financial Holdings SA.
•
In addition to Piraeus, individual top performers included Burford Capital Ltd. (U.S.) and ITOCHU Corp. (Japan).
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Overseas Value Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.10	1,019.14	5.81	5.77	1.15
Advisor Class	1,000.00	1,000.00	1,032.30	1,020.39	4.55	4.52	0.90
Class C	1,000.00	1,000.00	1,027.10	1,015.42	9.58	9.52	1.90
Institutional Class	1,000.00	1,000.00	1,032.20	1,020.39	4.55	4.52	0.90
Institutional 2 Class	1,000.00	1,000.00	1,033.00	1,020.79	4.14	4.12	0.82
Institutional 3 Class	1,000.00	1,000.00	1,033.40	1,021.03	3.89	3.87	0.77
Class R	1,000.00	1,000.00	1,029.80	1,017.90	7.07	7.02	1.40
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Overseas Value Fund  | Annual Report 2024

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 96.8%
Issuer	Shares	Value ($)
Australia 1.8%
Northern Star Resources Ltd.	6,306,814	52,426,475
Belgium 1.0%
Liberty Global Ltd., Class C(a)	1,626,063	30,163,469
Brazil 0.6%
JBS S/A	3,863,687	17,899,602
Canada 4.0%
Cameco Corp.(b)	1,120,604	45,418,080
Nutrien Ltd.	209,165	10,926,780
Pan American Silver Corp.	883,015	10,958,216
Teck Resources Ltd., Class B	552,624	21,231,814
Vermilion Energy, Inc.	2,624,732	29,108,278
Total		117,643,168
China 0.7%
Guangdong Investment Ltd.	32,186,000	19,099,751
Finland 1.9%
UPM-Kymmene OYJ	1,626,847	54,449,631
France 14.1%
AXA SA	2,354,257	83,816,063
BNP Paribas SA	932,288	55,955,981
DBV Technologies SA, ADR(a)	315,604	258,795
Eiffage SA	299,639	32,630,118
Engie SA	3,935,299	63,147,373
Sanofi SA	658,008	62,717,786
Teleperformance SE	71,845	8,920,133
TotalEnergies SE	1,622,095	103,391,032
Total		410,837,281
Germany 4.1%
Duerr AG	706,285	15,628,467
E.ON SE	3,116,873	39,800,306
KION Group AG	331,246	16,736,540
Mercedes-Benz Group AG, Registered Shares	324,931	25,892,093
Merck KGaA	115,822	19,706,765
Total		117,764,171
Greece 1.3%
Piraeus Financial Holdings SA(a)	8,543,205	37,743,152
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 1.2%
WH Group Ltd.	57,783,830	34,725,554
Ireland 1.7%
Amarin Corp. PLC, ADR(a)	293,465	314,008
Bank of Ireland Group PLC	3,572,707	31,200,404
Flutter Entertainment PLC(a)	80,509	17,433,023
Total		48,947,435
Israel 3.5%
Bank Hapoalim BM	2,656,124	25,442,339
Bezeq Israeli Telecommunication Corp., Ltd.	12,603,097	17,020,066
Check Point Software Technologies Ltd.(a)	367,694	58,985,472
Total		101,447,877
Japan 24.7%
Dai-ichi Life Holdings, Inc.	1,654,500	37,663,322
Daiwabo Holdings Co., Ltd.	2,184,900	38,306,275
ITOCHU Corp.	1,017,600	44,205,527
Kinden Corp.	1,123,300	19,151,508
Kusuri no Aoki Holdings Co., Ltd.	360,600	7,567,892
Macnica Holdings, Inc.	874,200	48,389,599
Marubeni Corp.	2,057,100	34,090,257
MatsukiyoCocokara & Co.	1,824,700	30,259,340
Mebuki Financial Group, Inc.	10,609,600	33,168,270
ORIX Corp.	2,604,700	54,726,161
Sankyo Co., Ltd.	4,831,000	55,187,553
Sanwa Holdings Corp.	1,354,300	24,038,536
Shimamura Co., Ltd.	900,000	47,918,365
Ship Healthcare Holdings, Inc.	1,216,900	17,672,170
Sumitomo Mitsui Financial Group, Inc.	1,460,700	81,382,259
Sundrug Co., Ltd.	538,100	16,799,190
Takeda Pharmaceutical Co., Ltd.	1,564,600	45,758,613
Takuma Co., Ltd.	685,045	8,911,747
TOPPAN Holdings, Inc.	1,512,900	36,057,776
Toyota Motor Corp.	1,435,000	34,564,023
Total		715,818,383
Jersey 0.4%
Arcadium Lithium PLC(a)	2,169,772	11,912,048
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 10.1%
ASR Nederland NV	1,302,711	60,126,327
ING Groep NV	4,993,997	68,726,666
Koninklijke Ahold Delhaize NV	1,906,034	56,765,273
Shell PLC	3,491,258	107,984,048
Total		293,602,314
Norway 1.1%
Leroy Seafood Group ASA	7,050,595	31,132,997
Russian Federation —%
Lukoil PJSC(c),(d),(e),(f)	106,132	—
Singapore 2.4%
BW LPG Ltd.	2,323,535	26,820,200
Venture Corp., Ltd.	4,080,700	42,530,529
Total		69,350,729
South Africa 0.2%
Sibanye Stillwater Ltd., ADR	1,301,798	5,363,408
South Korea 0.6%
Hyundai Home Shopping Network Corp.	80,348	2,826,806
Youngone Corp.	464,624	15,342,929
Total		18,169,735
Spain 2.5%
Banco Santander SA	16,311,184	67,976,664
Tecnicas Reunidas SA(a)	416,022	3,526,838
Total		71,503,502
Switzerland 2.9%
Novartis AG, Registered Shares	674,266	68,031,804
UBS AG	532,487	15,203,468
Total		83,235,272
Taiwan 0.8%
Fubon Financial Holding Co., Ltd.	11,527,921	24,818,789
United Kingdom 10.7%
AstraZeneca PLC, ADR	315,409	20,236,642
BP PLC	3,822,226	22,207,406
British American Tobacco PLC	402,537	11,959,950
Common Stocks (continued)
Issuer	Shares	Value ($)
BT Group PLC	21,773,662	28,740,651
Crest Nicholson Holdings PLC	1,535,536	4,109,211
DCC PLC	737,600	52,423,235
Diversified Energy Co. PLC	1,602,730	18,958,478
Imperial Brands PLC	1,986,837	42,801,050
John Wood Group PLC(a)	2,136,884	3,991,215
Just Group PLC	25,213,756	26,745,869
TP Icap Group PLC	14,212,768	32,095,996
Vodafone Group PLC	42,951,175	37,728,713
WPP PLC	887,759	7,942,349
Total		309,940,765
United States 4.5%
Burford Capital Ltd.	2,438,314	36,891,691
Energy Fuels, Inc.(a)	2,942,158	18,623,860
Insmed, Inc.(a)	196,231	5,439,523
Jazz Pharmaceuticals PLC(a)	318,046	37,815,670
Roche Holding AG, Genusschein Shares	115,130	30,102,033
Sage Therapeutics, Inc.(a)	59,739	1,283,194
Total		130,155,971
Total Common Stocks (Cost $2,637,124,118)		2,808,151,479

Exchange-Traded Equity Funds 2.8%
	Shares	Value ($)
United States 2.8%
iShares MSCI EAFE Value ETF	1,571,675	81,962,852
Total Exchange-Traded Equity Funds (Cost $78,836,327)		81,962,852

Money Market Funds 0.0%

Columbia Short-Term Cash Fund, 5.557%(g),(h)	38,398	38,390
Total Money Market Funds (Cost $38,381)		38,390
Total Investments in Securities (Cost $2,715,998,826)		2,890,152,721
Other Assets & Liabilities, Net		12,908,349
Net Assets		$2,903,061,070
At February 29, 2024, securities and/or cash totaling $8,645,336 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Overseas Value Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,740,843 USD	5,320,000 EUR	Barclays	03/19/2024	12,631	—
74,812,883 USD	68,553,000 EUR	Barclays	03/19/2024	—	(674,184)
43,202,561 USD	33,910,000 GBP	Barclays	03/19/2024	—	(393,898)
5,848,410 USD	878,903,000 JPY	Barclays	03/19/2024	28,377	—
35,034,609 USD	360,634,000 SEK	Barclays	03/19/2024	—	(223,237)
89,239,000 CAD	66,067,727 USD	Citi	03/19/2024	297,994	—
843,199,000 JPY	5,724,410 USD	Citi	03/19/2024	86,357	—
180,553,000 NOK	17,291,450 USD	Citi	03/19/2024	285,724	—
2,146,749,000 TWD	68,905,441 USD	Goldman Sachs International	03/19/2024	996,670	—
5,804,634 USD	8,831,000 AUD	Goldman Sachs International	03/19/2024	—	(61,658)
106,845,000 ILS	28,924,714 USD	HSBC	03/19/2024	—	(993,808)
120,737,000 SGD	89,923,064 USD	HSBC	03/19/2024	131,034	—
43,757,288 USD	58,542,000 SGD	HSBC	03/19/2024	—	(219,640)
32,185,000 EUR	34,848,309 USD	Morgan Stanley	03/19/2024	40,875	—
211,132,000 SEK	20,178,723 USD	Morgan Stanley	03/19/2024	—	(201,481)
48,920,828 USD	79,892,000 NZD	Morgan Stanley	03/19/2024	—	(278,184)
43,107,909 USD	448,563,000 SEK	Morgan Stanley	03/19/2024	191,097	—
11,760,616,000 JPY	80,393,580 USD	State Street	03/19/2024	1,756,186	—
43,131,739 USD	37,103,000 CHF	State Street	03/19/2024	—	(1,106,420)
5,721,027 USD	60,104,000 SEK	State Street	03/19/2024	80,707	—
17,558,000 AUD	11,405,870 USD	UBS	03/19/2024	—	(12,449)
19,828,000 CAD	14,607,434 USD	UBS	03/19/2024	—	(5,933)
91,189,000 NOK	8,677,014 USD	UBS	03/19/2024	88,206	—
137,921,889 USD	209,203,000 AUD	UBS	03/19/2024	—	(1,872,994)
20,134,548 USD	137,525,000 DKK	UBS	03/19/2024	—	(177,257)
34,880,020 USD	32,207,000 EUR	UBS	03/19/2024	—	(48,794)
Total				3,995,858	(6,269,937)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2024, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(d)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 29, 2024, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Lukoil PJSC	01/25/2022-01/26/2022	106,132	8,693,218	—

(e)
As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.

(f)	Valuation based on significant unobservable inputs.
(g)	The rate shown is the seven-day current annualized yield at February 29, 2024.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Notes to Portfolio of Investments (continued)
(h)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	4,590,534	692,559,459	(697,111,417)	(186)	38,390	(712)	880,964	38,398
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Overseas Value Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	52,426,475	—	52,426,475
Belgium	30,163,469	—	—	30,163,469
Brazil	17,899,602	—	—	17,899,602
Canada	117,643,168	—	—	117,643,168
China	—	19,099,751	—	19,099,751
Finland	—	54,449,631	—	54,449,631
France	258,795	410,578,486	—	410,837,281
Germany	—	117,764,171	—	117,764,171
Greece	—	37,743,152	—	37,743,152
Hong Kong	—	34,725,554	—	34,725,554
Ireland	314,008	48,633,427	—	48,947,435
Israel	58,985,472	42,462,405	—	101,447,877
Japan	—	715,818,383	—	715,818,383
Jersey	11,912,048	—	—	11,912,048
Netherlands	—	293,602,314	—	293,602,314
Norway	—	31,132,997	—	31,132,997
Russian Federation	—	—	0 *	0 *
Singapore	—	69,350,729	—	69,350,729
South Africa	5,363,408	—	—	5,363,408
South Korea	—	18,169,735	—	18,169,735
Spain	—	71,503,502	—	71,503,502
Switzerland	—	83,235,272	—	83,235,272
Taiwan	—	24,818,789	—	24,818,789
United Kingdom	20,236,642	289,704,123	—	309,940,765
United States	100,053,938	30,102,033	—	130,155,971
Total Common Stocks	362,830,550	2,445,320,929	0 *	2,808,151,479
Exchange-Traded Equity Funds	81,962,852	—	—	81,962,852
Money Market Funds	38,390	—	—	38,390
Total Investments in Securities	444,831,792	2,445,320,929	0 *	2,890,152,721
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	3,995,858	—	3,995,858
Liability
Forward Foreign Currency Exchange Contracts	—	(6,269,937)	—	(6,269,937)
Total	444,831,792	2,443,046,850	—	2,887,878,642

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Overseas Value Fund  | Annual Report 2024

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,715,960,445)	$2,890,114,331
Affiliated issuers (cost $38,381)	38,390
Unrealized appreciation on forward foreign currency exchange contracts	3,995,858
Receivable for:
Investments sold	14,395,867
Capital shares sold	2,737,579
Dividends	4,049,146
Foreign tax reclaims	4,937,068
Expense reimbursement due from Investment Manager	3,952
Prepaid expenses	12,765
Total assets	2,920,284,956
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,269,937
Payable for:
Investments purchased	5,601,186
Capital shares redeemed	2,725,079
Management services fees	61,335
Distribution and/or service fees	2,516
Transfer agent fees	205,191
Compensation of chief compliance officer	526
Interfund lending	1,900,000
Compensation of board members	4,705
Other expenses	203,639
Deferred compensation of board members	249,772
Total liabilities	17,223,886
Net assets applicable to outstanding capital stock	$2,903,061,070
Represented by
Paid in capital	3,094,052,043
Total distributable earnings (loss)	(190,990,973)
Total - representing net assets applicable to outstanding capital stock	$2,903,061,070
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Statement of Assets and Liabilities (continued)
February 29, 2024
Class A
Net assets	$287,680,355
Shares outstanding	27,991,635
Net asset value per share	$10.28
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.91
Advisor Class
Net assets	$484,748,223
Shares outstanding	47,269,513
Net asset value per share	$10.25
Class C
Net assets	$13,355,560
Shares outstanding	1,311,931
Net asset value per share	$10.18
Institutional Class
Net assets	$470,142,685
Shares outstanding	45,626,158
Net asset value per share	$10.30
Institutional 2 Class
Net assets	$740,968,124
Shares outstanding	72,360,161
Net asset value per share	$10.24
Institutional 3 Class
Net assets	$892,664,748
Shares outstanding	87,039,786
Net asset value per share	$10.26
Class R
Net assets	$13,501,375
Shares outstanding	1,351,492
Net asset value per share	$9.99
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Overseas Value Fund  | Annual Report 2024

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$122,503,016
Dividends — affiliated issuers	880,964
Interfund lending	733
European Union tax reclaim	10,293,602
Foreign taxes withheld	(11,195,096)
Total income	122,483,219
Expenses:
Management services fees	21,749,215
Distribution and/or service fees
Class A	735,597
Class C	146,367
Class R	67,524
Transfer agent fees
Class A	408,376
Advisor Class	623,540
Class C	20,332
Institutional Class	684,941
Institutional 2 Class	389,429
Institutional 3 Class	54,807
Class R	18,750
Custodian fees	354,461
Printing and postage fees	288,463
Registration fees	161,363
Accounting services fees	133,042
Legal fees	46,495
Line of credit interest	1,373
Interest on collateral	41,781
Interest on interfund lending	19,874
Compensation of chief compliance officer	527
Compensation of board members	46,486
Deferred compensation of board members	36,793
Other	72,758
Total expenses	26,102,294
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,567,295)
Expense reduction	(240)
Total net expenses	24,534,759
Net investment income	97,948,460
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(23,863,467)
Investments — affiliated issuers	(712)
Foreign currency translations	121,407
Forward foreign currency exchange contracts	(591,841)
Option contracts purchased	(1,020,122)
Option contracts written	291,464
Net realized loss	(25,063,271)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	131,547,830
Investments — affiliated issuers	(186)
Foreign currency translations	172,673
Forward foreign currency exchange contracts	(479,128)
Option contracts written	1,464,665
Net change in unrealized appreciation (depreciation)	132,705,854
Net realized and unrealized gain	107,642,583
Net increase in net assets resulting from operations	$205,591,043
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$97,948,460	$68,508,879
Net realized loss	(25,063,271)	(59,568,161)
Net change in unrealized appreciation (depreciation)	132,705,854	5,148,931
Net increase in net assets resulting from operations	205,591,043	14,089,649
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,075,916)	(5,087,610)
Advisor Class	(18,413,914)	(7,491,328)
Class C	(451,490)	(185,075)
Institutional Class	(20,082,168)	(8,676,294)
Institutional 2 Class	(27,963,029)	(12,018,675)
Institutional 3 Class	(36,060,726)	(14,462,101)
Class R	(479,297)	(205,342)
Total distributions to shareholders	(114,526,540)	(48,126,425)
Increase (decrease) in net assets from capital stock activity	112,517,306	(1,231,491)
Total increase (decrease) in net assets	203,581,809	(35,268,267)
Net assets at beginning of year	2,699,479,261	2,734,747,528
Net assets at end of year	$2,903,061,070	$2,699,479,261
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Overseas Value Fund  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	2,410,479	24,557,067	3,607,056	33,379,300
Distributions reinvested	1,049,031	10,706,551	545,233	4,929,061
Shares redeemed	(5,630,410)	(57,213,507)	(7,479,359)	(68,178,155)
Net decrease	(2,170,900)	(21,949,889)	(3,327,070)	(29,869,794)
Advisor Class
Shares sold	13,236,405	134,077,748	13,760,629	127,666,956
Distributions reinvested	1,806,686	18,408,141	823,638	7,462,922
Shares redeemed	(10,871,196)	(109,786,426)	(11,643,383)	(108,363,000)
Net increase	4,171,895	42,699,463	2,940,884	26,766,878
Class C
Shares sold	61,806	623,552	164,154	1,546,563
Distributions reinvested	44,654	451,490	20,993	184,742
Shares redeemed	(369,046)	(3,723,050)	(528,535)	(4,895,352)
Net decrease	(262,586)	(2,648,008)	(343,388)	(3,164,047)
Institutional Class
Shares sold	10,511,487	107,103,176	21,956,282	199,739,705
Distributions reinvested	1,941,886	19,872,080	933,279	8,488,850
Shares redeemed	(15,872,339)	(162,048,280)	(25,085,083)	(231,336,530)
Net decrease	(3,418,966)	(35,073,024)	(2,195,522)	(23,107,975)
Institutional 2 Class
Shares sold	32,923,663	335,853,830	24,158,014	224,982,961
Distributions reinvested	2,743,832	27,886,844	1,323,911	11,991,581
Shares redeemed	(29,936,968)	(306,667,126)	(30,032,454)	(285,244,645)
Net increase (decrease)	5,730,527	57,073,548	(4,550,529)	(48,270,103)
Institutional 3 Class
Shares sold	23,051,162	233,089,793	27,615,573	257,295,732
Distributions reinvested	1,728,411	17,614,547	1,065,356	9,607,853
Shares redeemed	(17,433,339)	(177,432,923)	(20,518,168)	(189,165,088)
Net increase	7,346,234	73,271,417	8,162,761	77,738,497
Class R
Shares sold	371,931	3,687,672	379,724	3,450,138
Distributions reinvested	48,216	478,355	23,384	204,983
Shares redeemed	(510,300)	(5,022,228)	(542,706)	(4,980,068)
Net decrease	(90,153)	(856,201)	(139,598)	(1,324,947)
Total net increase (decrease)	11,306,051	112,517,306	547,538	(1,231,491)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$9.95	0.33 (c)	0.39	0.72	(0.39)	—	(0.39)
Year Ended 2/28/2023	$10.11	0.24	(0.24)	0.00	(0.06)	(0.10)	(0.16)
Year Ended 2/28/2022	$9.99	0.23	0.23	0.46	(0.27)	(0.07)	(0.34)
Year Ended 2/28/2021	$8.55	0.14	1.44	1.58	(0.10)	(0.04)	(0.14)
Year Ended 2/29/2020	$9.24	0.22	(0.56)	(0.34)	(0.33)	(0.02)	(0.35)
Advisor Class
Year Ended 2/29/2024	$9.93	0.35 (c)	0.39	0.74	(0.42)	—	(0.42)
Year Ended 2/28/2023	$10.08	0.25	(0.22)	0.03	(0.08)	(0.10)	(0.18)
Year Ended 2/28/2022	$9.96	0.25	0.24	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.53	0.16	1.43	1.59	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.21	0.22	(0.52)	(0.30)	(0.36)	(0.02)	(0.38)
Class C
Year Ended 2/29/2024	$9.86	0.25 (c)	0.39	0.64	(0.32)	—	(0.32)
Year Ended 2/28/2023	$10.03	0.17	(0.24)	(0.07)	(0.00)(h)	(0.10)	(0.10)
Year Ended 2/28/2022	$9.91	0.16	0.22	0.38	(0.19)	(0.07)	(0.26)
Year Ended 2/28/2021	$8.50	0.08	1.41	1.49	(0.04)	(0.04)	(0.08)
Year Ended 2/29/2020	$9.20	0.16	(0.57)	(0.41)	(0.27)	(0.02)	(0.29)
Institutional Class
Year Ended 2/29/2024	$9.98	0.35 (c)	0.39	0.74	(0.42)	—	(0.42)
Year Ended 2/28/2023	$10.13	0.25	(0.22)	0.03	(0.08)	(0.10)	(0.18)
Year Ended 2/28/2022	$10.01	0.26	0.23	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.57	0.16	1.44	1.60	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.25	0.24	(0.54)	(0.30)	(0.36)	(0.02)	(0.38)
Institutional 2 Class
Year Ended 2/29/2024	$9.92	0.36 (c)	0.39	0.75	(0.43)	—	(0.43)
Year Ended 2/28/2023	$10.07	0.26	(0.22)	0.04	(0.09)	(0.10)	(0.19)
Year Ended 2/28/2022	$9.95	0.27	0.23	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.52	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.20	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Overseas Value Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$10.28	7.33%	1.21% (d),(e),(f)	1.15% (d),(e),(f),(g)	3.24% (c)	34%	$287,680
Year Ended 2/28/2023	$9.95	0.15%	1.22% (d),(e)	1.16% (d),(e),(g)	2.53%	36%	$300,207
Year Ended 2/28/2022	$10.11	4.65%	1.21% (d)	1.15% (d),(g)	2.20%	43%	$338,513
Year Ended 2/28/2021	$9.99	18.68%	1.28% (d),(e)	1.18% (d),(e),(g)	1.65%	54%	$320,615
Year Ended 2/29/2020	$8.55	(4.10% )	1.24% (d)	1.22% (d),(g)	2.35%	35%	$309,065
Advisor Class
Year Ended 2/29/2024	$10.25	7.51%	0.96% (d),(e),(f)	0.90% (d),(e),(f),(g)	3.44% (c)	34%	$484,748
Year Ended 2/28/2023	$9.93	0.46%	0.97% (d),(e)	0.91% (d),(e),(g)	2.69%	36%	$428,050
Year Ended 2/28/2022	$10.08	4.93%	0.96% (d)	0.90% (d),(g)	2.37%	43%	$404,891
Year Ended 2/28/2021	$9.96	18.86%	1.03% (d),(e)	0.93% (d),(e),(g)	1.85%	54%	$288,182
Year Ended 2/29/2020	$8.53	(3.78% )	0.99% (d)	0.97% (d),(g)	2.41%	35%	$210,152
Class C
Year Ended 2/29/2024	$10.18	6.52%	1.96% (d),(e),(f)	1.90% (d),(e),(f),(g)	2.53% (c)	34%	$13,356
Year Ended 2/28/2023	$9.86	(0.56% )	1.97% (d),(e)	1.91% (d),(e),(g)	1.82%	36%	$15,532
Year Ended 2/28/2022	$10.03	3.88%	1.96% (d)	1.90% (d),(g)	1.50%	43%	$19,243
Year Ended 2/28/2021	$9.91	17.66%	2.03% (d),(e)	1.93% (d),(e),(g)	0.98%	54%	$22,436
Year Ended 2/29/2020	$8.50	(4.81% )	1.99% (d)	1.97% (d),(g)	1.73%	35%	$28,608
Institutional Class
Year Ended 2/29/2024	$10.30	7.48%	0.96% (d),(e),(f)	0.90% (d),(e),(f),(g)	3.48% (c)	34%	$470,143
Year Ended 2/28/2023	$9.98	0.46%	0.97% (d),(e)	0.91% (d),(e),(g)	2.72%	36%	$489,364
Year Ended 2/28/2022	$10.13	4.91%	0.96% (d)	0.90% (d),(g)	2.40%	43%	$518,966
Year Ended 2/28/2021	$10.01	18.89%	1.03% (d),(e)	0.93% (d),(e),(g)	1.93%	54%	$402,868
Year Ended 2/29/2020	$8.57	(3.76% )	0.99% (d)	0.97% (d),(g)	2.54%	35%	$443,217
Institutional 2 Class
Year Ended 2/29/2024	$10.24	7.61%	0.87% (d),(e),(f)	0.82% (d),(e),(f)	3.60% (c)	34%	$740,968
Year Ended 2/28/2023	$9.92	0.53%	0.88% (d),(e)	0.82% (d),(e)	2.85%	36%	$660,833
Year Ended 2/28/2022	$10.07	5.02%	0.88% (d)	0.82% (d)	2.52%	43%	$716,539
Year Ended 2/28/2021	$9.95	18.99%	0.93% (d),(e)	0.84% (d),(e)	1.92%	54%	$547,159
Year Ended 2/29/2020	$8.52	(3.68% )	0.90% (d)	0.86% (d)	2.70%	35%	$493,226
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/29/2024	$9.93	0.36 (c)	0.40	0.76	(0.43)	—	(0.43)
Year Ended 2/28/2023	$10.08	0.26	(0.22)	0.04	(0.09)	(0.10)	(0.19)
Year Ended 2/28/2022	$9.96	0.26	0.24	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.53	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.21	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Class R
Year Ended 2/29/2024	$9.68	0.30 (c)	0.38	0.68	(0.37)	—	(0.37)
Year Ended 2/28/2023	$9.84	0.20	(0.22)	(0.02)	(0.04)	(0.10)	(0.14)
Year Ended 2/28/2022	$9.73	0.19	0.24	0.43	(0.25)	(0.07)	(0.32)
Year Ended 2/28/2021	$8.34	0.11	1.40	1.51	(0.08)	(0.04)	(0.12)
Year Ended 2/29/2020	$9.02	0.18	(0.53)	(0.35)	(0.31)	(0.02)	(0.33)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)
Net investment income per share includes European Union tax reclaims which amounted to $0.04 per share. Excluding this amount, the ratio of net investment income to average net assets would have been lower by 0.37%.

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Overseas Value Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/29/2024	$10.26	7.75%	0.82% (d),(e),(f)	0.77% (d),(e),(f)	3.55% (c)	34%	$892,665
Year Ended 2/28/2023	$9.93	0.57%	0.83% (d),(e)	0.77% (d),(e)	2.81%	36%	$791,531
Year Ended 2/28/2022	$10.08	5.07%	0.83% (d)	0.77% (d)	2.46%	43%	$721,028
Year Ended 2/28/2021	$9.96	19.00%	0.88% (d),(e)	0.79% (d),(e)	1.93%	54%	$410,541
Year Ended 2/29/2020	$8.53	(3.65% )	0.85% (d)	0.83% (d)	2.67%	35%	$260,599
Class R
Year Ended 2/29/2024	$9.99	7.06%	1.46% (d),(e),(f)	1.40% (d),(e),(f),(g)	3.04% (c)	34%	$13,501
Year Ended 2/28/2023	$9.68	(0.05% )	1.47% (d),(e)	1.41% (d),(e),(g)	2.25%	36%	$13,962
Year Ended 2/28/2022	$9.84	4.40%	1.47% (d)	1.40% (d),(g)	1.84%	43%	$15,567
Year Ended 2/28/2021	$9.73	18.29%	1.53% (d),(e)	1.43% (d),(e),(g)	1.36%	54%	$8,621
Year Ended 2/29/2020	$8.34	(4.30% )	1.49% (d)	1.47% (d),(g)	2.00%	35%	$7,209
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at
Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	3,995,858

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,269,937
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	(1,020,122)	291,464	(728,658)
Foreign exchange risk	(591,841)	—	—	(591,841)
Total	(591,841)	(1,020,122)	291,464	(1,320,499)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Option contracts written ($)	Total ($)
Equity risk	—	1,464,665	1,464,665
Foreign exchange risk	(479,128)	—	(479,128)
Total	(479,128)	1,464,665	985,537
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended February 29, 2024:
Derivative instrument	Average value ($)
Option contracts purchased	230,277
Option contracts written	(114,092)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	7,402,065	(7,726,696)

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2024:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	41,008	670,075	996,670	131,034	231,972	1,836,893	88,206	3,995,858
Liabilities
Forward foreign currency exchange contracts	1,291,319	-	61,658	1,213,448	479,665	1,106,420	2,117,427	6,269,937
Total financial and derivative net assets	(1,250,311)	670,075	935,012	(1,082,414)	(247,693)	730,473	(2,029,221)	(2,274,079)
Total collateral received (pledged) (a)	-	-	935,012	-	-	-	-	935,012
Net amount (b)	(1,250,311)	670,075	-	(1,082,414)	(247,693)	730,473	(2,029,221)	(3,209,091)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2024 was 0.78% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $240.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 29, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	126,829
Class C	—	1.00 (b)	102

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.16%
Advisor Class	0.91
Class C	1.91
Institutional Class	0.91
Institutional 2 Class	0.82
Institutional 3 Class	0.77
Class R	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,520,143	(2,520,143)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
114,526,540	—	114,526,540	22,047,113	26,079,312	48,126,425
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
46,403,647	—	(357,166,390)	119,361,143
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,768,517,499	404,556,404	(285,195,261)	119,361,143
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
The following capital loss carryforwards, determined at February 29, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 29, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,909,969)	(355,256,421)	(357,166,390)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,040,056,969 and $948,537,640, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 29, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	24,840,000	5.85	5
Lender	4,500,000	5.87	1
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at February 29, 2024 as shown in the Statement of Assets and Liabilities. The loans are unsecured.

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
For the year ended February 29, 2024, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
7,700,000	6.42	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 29, 2024.
Note 9. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the
Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials.  Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the

Columbia Overseas Value Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Overseas Value Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Overseas Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Overseas Value Fund  | Annual Report 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income
84.85%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia Overseas Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Overseas Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Overseas Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023

Columbia Overseas Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Overseas Value Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Overseas Value Fund  | Annual Report 2024

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Columbia Overseas Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN208_02_P01_(04/24)

Columbia Large Cap Enhanced Core Fund
Annual Report
February 29, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Enhanced Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Enhanced Core Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.

Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended February 29, 2024)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	29.42	13.69	12.12
Advisor Class*	07/01/15	29.78	13.97	12.36
Institutional Class	07/31/96	29.76	13.97	12.39
Institutional 2 Class*	06/25/14	29.85	14.10	12.51
Institutional 3 Class	07/15/09	29.99	14.17	12.57
Class R	01/23/06	29.10	13.40	11.84
S&P 500 Index		30.45	14.76	12.70
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2014 — February 29, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at February 29, 2024)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at February 29, 2024)
Communication Services	8.6
Consumer Discretionary	10.9
Consumer Staples	5.8
Energy	3.9
Financials	12.7
Health Care	12.6
Industrials	8.9
Information Technology	30.0
Materials	2.0
Real Estate	2.6
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 29, 2024, Class A shares of Columbia Large Cap Enhanced Core Fund returned 29.42%. The Fund’s benchmark, the S&P 500 Index, returned 30.45% for the same time period.
Market overview
The U.S. equity market, as measured by the S&P 500 Index, posted solid returns during the annual period, though such performance masks notably persistent volatility. As the annual period began in March 2023, the failure of several U.S. banks, together with the collapse of the 167-year-old European financial giant Credit Suisse, ignited fears that a banking crisis could emerge. These worries rapidly dissipated, however, leading to a strong rally in the final week of March. U.S. equities were then propelled through most of the second calendar quarter by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the tightening cycle of the U.S. Federal Reserve’s (Fed). The broad U.S. equity market then stumbled in the third quarter of 2023 amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally, which extended into December, was further supported by fresh economic data that reinforced hopes the Fed could soon be done raising rates. News of the Fed’s December forecast for three rate cuts in 2024 amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of 2023.
Following a broad and deep rally to end 2023, U.S. equity markets were mixed in January 2024, with U.S. large-cap stocks performing generally positive but U.S. small-cap stocks performing negatively overall. Economic indicators remained encouraging as a whole, but the month ended with Fed Chair Powell stating that a March rate cut was “probably not the most likely case.” Also, the trend of broadened market leadership in late 2023 reversed course, with mega-cap stocks outperforming again. February then saw a rally in the U.S. equity market across the capitalization spectrum, with the S&P 500 Index notching a new all-time high and market leadership re-broadening even as market expectations for the timing of the Fed’s first interest rate cut moved from March to June 2024.
For the annual period overall, all capitalization segments within the U.S. equity market posted positive absolute returns, with large-cap stocks the strongest, followed by mid-cap stocks and then small-cap stocks. From a style perspective, growth-oriented stocks notably outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market.
The Fund’s stock selection model
At the style level, risk and growth factors were most in favor, unsurprisingly, during an annual period when the markets rallied strongly. Stocks characterized by high beta, momentum and volatility and those with high expected earnings growth were rewarded during the annual period. On the other hand, value metrics, like dividend yield, book-to-price and sales-to-price ratios, and trailing earnings-based valuation were out of favor during the annual period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the performance of the catalyst theme was strongest, while the quality theme also delivered positive results. The value theme generated slightly negative guidance during the annual period. Of the portfolio’s 20 industry-specific models, ten provided positive stock selection guidance during the annual period. Consumer discretionary (autos and durables), communication services and information technology (software) contributed most positively to relative results. Information technology (semiconductors), health care (products) and industrials (services) detracted most during the annual period.
During the annual period, we made several enhancements to the Fund’s quantitative stock selection models. We incorporated a novel Text-based Earnings Response Model (TERM) as a diversifier within the business momentum sub-theme. The signal, which links the call’s language to the immediate market reaction of the call, brings an additional source of alpha, or potential added value, to our strategy. We refreshed the real estate sector model within our quantitative
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
stock selection models with two new signals and a repositioning of office real estate investment trusts (REITs). We also implemented and/or enhanced signals regarding net operating income margin, forward-adjusted funds from operations payout ratio, linear momentum (with dividends) and text-based industry momentum to provide better coverage and peer quality analysis within our strategy. We enhanced signals regarding non-interest-bearing deposits, changes in early delinquency and linkage momentum. Within our Informed Trading theme, we supplemented the short interest signals with a new metric capturing adjusted security lending utilization. We made several enhancements to our Glassdoor Human Capital signal by incorporating a more advanced text sentiment model, more robust ranking, inclusion of additional reviews, improving depth of review coverage and a better company mapping process. We also refined the construction of the earnings revisions signal that we utilize by more fully leveraging the depth of analyst coverage in the S&P Capital IQ Detailed Broker Estimates database.
The Fund’s notable detractors during the period
•
Stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index.
•
Stock selection in the health care, materials, financials and information technology sectors detracted most from the Fund’s relative performance during the annual period.
•
Among the individual stocks detracting most from relative performance was Mosaic Co., a leading integrated producer of concentrated phosphate and potash crop nutrients. Its shares fell, as fertilizer prices were volatile and suffered steep declines during the annual period due to lackluster global demand, which, in turn, pressured company earnings and forward guidance. The portfolio’s overweight in Mosaic was established based on its attractive value investment theme score, but the model provided negative guidance.
•
Shares of Broadcom Inc., a communications chip company, rallied strongly after releasing earnings that included a surprisingly fast integration of its recently closed acquisition of VMware. The company was also a key beneficiary of enthusiasm surrounding artificial intelligence (AI). However, the Fund was underweight in Broadcom during the annual period which proved to be a significant detractor. The portfolio’s underweight in Broadcom was the result of low value and quality theme scores, but the model delivered negative stock selection guidance.
•
Bristol-Myers Squibb Co., a large pharmaceuticals company, saw its shares decline on its series of frustrating quarters. Further, despite reporting revenue and earnings that met consensus expectations at the end of 2023, its management lowered its mid-decade guidance due to its new product portfolio taking longer to gain sales traction than it anticipated, resulting in lower operating margin guidance and waning investor patience. The decision to overweight Bristol-Myers Squibb was based on strong value and quality theme scores, but the model provided negative guidance.
The Fund’s notable contributors during the period
•
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the annual period.
•
Stock selection in the communication services, consumer discretionary and industrials sectors contributed most positively to the Fund’s relative performance during the annual period.
•
Among the Fund’s greatest individual positive contributors was Meta Platforms, Inc. (Class A). The social media giant and parent company of Facebook reported earnings that beat consensus expectations and significantly increased its forward guidance. The company also showed revenue acceleration, kept operating expense targets in place, initiated a $0.50 quarterly dividend and increased the amount it has allocated to buy back company shares. The company was also seen as a beneficiary of AI enthusiasm, with more targeted advertising opportunities across its large user base. The portfolio’s overweight in Meta Platforms was driven by our quality and catalyst themes, and the model delivered effective stock selection guidance.
•
PulteGroup, Inc., a homebuilder, enjoyed a triple-digit share price gain during the annual period. The company reported earnings notably better than the market had feared as well as gross margins significantly higher than consensus estimates. The company benefited from the demand imbalance, i.e., high demand/low supply, for houses in the U.S. The portfolio’s overweight in PulteGroup was due to its attractive value and catalyst scores, and the model provided positive stock selection guidance.
6
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Lam Research Corp., a semiconductor capital equipment manufacturer, generated strong returns during the year. The company was seen as a beneficiary of the increased capital spending forecasts announced by technology companies in an effort to build out their AI programs, specifically leading-edge semiconductors that are made by Lam Research’s machinery. Additionally, the company reported AI and domestic China as bright spots driving an incremental uptick in spending on wafer fabrication equipment during the second half of 2023. Further, the company’s cost efficiencies drove improvement in its margins and its reports of solid earnings. The portfolio’s overweight in Lam Research was driven by attractive quality and catalyst scores, and the model delivered effective stock selection guidance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2023 — February 29, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,136.40	1,020.79	4.36	4.12	0.82
Advisor Class	1,000.00	1,000.00	1,137.90	1,022.08	2.98	2.82	0.56
Institutional Class	1,000.00	1,000.00	1,137.60	1,022.08	2.98	2.82	0.56
Institutional 2 Class	1,000.00	1,000.00	1,138.30	1,022.58	2.45	2.31	0.46
Institutional 3 Class	1,000.00	1,000.00	1,139.10	1,022.82	2.18	2.06	0.41
Class R	1,000.00	1,000.00	1,135.30	1,019.54	5.68	5.37	1.07
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Portfolio of Investments
February 29, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 8.5%
Entertainment 0.6%
Electronic Arts, Inc.	18,198	2,538,257
Interactive Media & Services 7.4%
Alphabet, Inc., Class A(a)	119,657	16,567,708
Meta Platforms, Inc., Class A	27,001	13,234,000
Total		29,801,708
Media 0.5%
Comcast Corp., Class A	20,778	890,338
Fox Corp., Class A	33,128	986,883
Total		1,877,221
Total Communication Services		34,217,186
Consumer Discretionary 10.8%
Automobiles 1.0%
Tesla, Inc.(a)	19,100	3,855,908
Broadline Retail 3.7%
Amazon.com, Inc.(a)	71,383	12,617,659
eBay, Inc.	47,412	2,241,639
Total		14,859,298
Hotels, Restaurants & Leisure 1.5%
Booking Holdings, Inc.(a)	1,065	3,694,304
Carnival Corp.(a)	150,600	2,388,516
Total		6,082,820
Household Durables 1.9%
D.R. Horton, Inc.	11,485	1,716,318
Lennar Corp., Class A	18,954	3,004,399
PulteGroup, Inc.	25,941	2,811,486
Total		7,532,203
Specialty Retail 1.5%
Home Depot, Inc. (The)	4,811	1,831,115
Ross Stores, Inc.	7,204	1,073,108
TJX Companies, Inc. (The)	30,622	3,035,865
Total		5,940,088
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc., Class B	19,652	2,042,432
Ralph Lauren Corp.	10,700	1,989,344
Tapestry, Inc.	20,800	988,624
Total		5,020,400
Total Consumer Discretionary		43,290,717
Consumer Staples 5.7%
Beverages 0.6%
Molson Coors Beverage Co., Class B	40,930	2,554,851
Consumer Staples Distribution & Retail 0.8%
Target Corp.	20,300	3,104,276
Food Products 0.3%
Bunge Global SA	10,600	1,000,322
Household Products 2.8%
Colgate-Palmolive Co.	35,561	3,076,738
Kimberly-Clark Corp.	20,313	2,461,326
Procter & Gamble Co. (The)	36,827	5,853,283
Total		11,391,347
Tobacco 1.2%
Altria Group, Inc.	77,988	3,190,489
Philip Morris International, Inc.	18,716	1,683,691
Total		4,874,180
Total Consumer Staples		22,924,976
Energy 3.8%
Oil, Gas & Consumable Fuels 3.8%
Chevron Corp.	6,709	1,019,835
EOG Resources, Inc.	26,171	2,995,533
Exxon Mobil Corp.	23,990	2,507,435
Marathon Petroleum Corp.	19,236	3,255,308
Phillips 66	20,700	2,949,957
Valero Energy Corp.	19,523	2,761,723
Total		15,489,791
Total Energy		15,489,791
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 12.6%
Banks 2.7%
Bank of America Corp.	27,521	950,025
Citigroup, Inc.	61,414	3,407,863
JPMorgan Chase & Co.	12,123	2,255,605
Wells Fargo & Co.	78,721	4,376,101
Total		10,989,594
Capital Markets 2.9%
BlackRock, Inc.	4,475	3,630,747
Cboe Global Markets, Inc.	12,644	2,427,648
CME Group, Inc.	13,855	3,052,949
State Street Corp.	34,080	2,512,718
Total		11,624,062
Consumer Finance 0.7%
Synchrony Financial	66,657	2,752,934
Financial Services 3.8%
Berkshire Hathaway, Inc., Class B(a)	10,643	4,357,244
Fiserv, Inc.(a)	24,494	3,656,220
MasterCard, Inc., Class A	2,287	1,085,776
Visa, Inc., Class A	21,163	5,981,510
Total		15,080,750
Insurance 2.5%
Marsh & McLennan Companies, Inc.	17,240	3,487,135
MetLife, Inc.	41,994	2,928,661
Prudential Financial, Inc.	7,569	824,945
Willis Towers Watson PLC	11,029	3,006,616
Total		10,247,357
Total Financials		50,694,697
Health Care 12.5%
Biotechnology 2.6%
AbbVie, Inc.	22,400	3,943,520
Amgen, Inc.	3,005	822,859
Gilead Sciences, Inc.	8,771	632,389
Regeneron Pharmaceuticals, Inc.(a)	2,239	2,163,076
Vertex Pharmaceuticals, Inc.(a)	6,599	2,776,463
Total		10,338,307
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	8,532	1,012,237
Align Technology, Inc.(a)	10,309	3,117,648
Baxter International, Inc.	68,159	2,789,066
Hologic, Inc.(a)	32,083	2,367,725
Medtronic PLC	42,739	3,562,723
Total		12,849,399
Health Care Providers & Services 3.1%
Cardinal Health, Inc.	27,135	3,038,577
Centene Corp.(a)	23,598	1,850,791
Cigna Group (The)	10,607	3,565,437
Humana, Inc.	5,198	1,820,964
UnitedHealth Group, Inc.	4,047	1,997,599
Total		12,273,368
Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	66,552	3,377,514
Eli Lilly & Co.	4,306	3,245,346
Johnson & Johnson	36,135	5,831,466
Merck & Co., Inc.	5,799	737,343
Viatris, Inc.	117,728	1,456,296
Total		14,647,965
Total Health Care		50,109,039
Industrials 8.8%
Aerospace & Defense 0.5%
Lockheed Martin Corp.	4,699	2,012,300
Air Freight & Logistics 0.7%
FedEx Corp.	11,126	2,770,040
Building Products 2.4%
AO Smith Corp.	32,441	2,689,359
Builders FirstSource, Inc.(a)	13,700	2,673,966
Masco Corp.	40,204	3,086,059
Trane Technologies PLC	3,901	1,099,965
Total		9,549,349
Commercial Services & Supplies 0.3%
Cintas Corp.	1,625	1,021,491
Ground Transportation 0.8%
CSX Corp.	87,738	3,328,780
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.7%
Caterpillar, Inc.	14,194	4,740,228
Parker-Hannifin Corp.	6,720	3,598,224
Snap-On, Inc.	8,837	2,436,008
Total		10,774,460
Professional Services 1.4%
Automatic Data Processing, Inc.	13,532	3,398,291
Paychex, Inc.	19,687	2,414,020
Total		5,812,311
Total Industrials		35,268,731
Information Technology 29.8%
Communications Equipment 1.3%
Arista Networks, Inc.(a)	4,300	1,193,422
Cisco Systems, Inc.	80,415	3,889,673
Total		5,083,095
Semiconductors & Semiconductor Equipment 9.3%
Applied Materials, Inc.	23,206	4,678,794
Broadcom, Inc.	1,833	2,383,798
Lam Research Corp.	3,844	3,606,633
NVIDIA Corp.	26,955	21,324,640
NXP Semiconductors NV	4,100	1,023,893
QUALCOMM, Inc.	28,056	4,426,956
Total		37,444,714
Software 12.3%
Adobe, Inc.(a)	8,457	4,738,288
Autodesk, Inc.(a)	12,158	3,138,831
Fortinet, Inc.(a)	42,438	2,932,890
Microsoft Corp.(b)	76,039	31,452,772
Palo Alto Networks, Inc.(a)	11,107	3,449,279
ServiceNow, Inc.(a)	4,777	3,684,691
Total		49,396,751
Technology Hardware, Storage & Peripherals 6.9%
Apple, Inc.	147,768	26,709,066
HP, Inc.	33,820	958,121
Total		27,667,187
Total Information Technology		119,591,747
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.0%
Chemicals 1.2%
CF Industries Holdings, Inc.	17,767	1,434,152
LyondellBasell Industries NV, Class A	12,493	1,252,798
Mosaic Co. (The)	35,930	1,119,579
PPG Industries, Inc.	6,585	932,436
Total		4,738,965
Metals & Mining 0.8%
Nucor Corp.	9,714	1,868,002
Steel Dynamics, Inc.	11,456	1,533,042
Total		3,401,044
Total Materials		8,140,009
Real Estate 2.6%
Hotel & Resort REITs 0.3%
Host Hotels & Resorts, Inc.	63,500	1,316,990
Specialized REITs 2.3%
American Tower Corp.	16,448	3,270,849
Equinix, Inc.	3,509	3,118,869
SBA Communications Corp.	12,702	2,657,640
Total		9,047,358
Total Real Estate		10,364,348
Utilities 1.9%
Electric Utilities 1.9%
Edison International	16,700	1,135,934
Entergy Corp.	17,329	1,760,106
PG&E Corp.	175,565	2,930,180
Pinnacle West Capital Corp.	28,806	1,968,314
Total		7,794,534
Total Utilities		7,794,534
Total Common Stocks (Cost $218,250,777)		397,885,775

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
February 29, 2024
Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.557%(c),(d)	3,303,569	3,302,909
Total Money Market Funds (Cost $3,301,804)		3,302,909
Total Investments in Securities (Cost: $221,552,581)		401,188,684
Other Assets & Liabilities, Net		725,167
Net Assets		401,913,851
At February 29, 2024, securities and/or cash totaling $910,008 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	18	03/2024	USD	4,593,375	416,099	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 29, 2024.
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 29, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.557%
	5,139,785	215,845,615	(217,683,546)	1,055	3,302,909	(2,626)	374,712	3,303,569
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Portfolio of Investments (continued)
February 29, 2024
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	34,217,186	—	—	34,217,186
Consumer Discretionary	43,290,717	—	—	43,290,717
Consumer Staples	22,924,976	—	—	22,924,976
Energy	15,489,791	—	—	15,489,791
Financials	50,694,697	—	—	50,694,697
Health Care	50,109,039	—	—	50,109,039
Industrials	35,268,731	—	—	35,268,731
Information Technology	119,591,747	—	—	119,591,747
Materials	8,140,009	—	—	8,140,009
Real Estate	10,364,348	—	—	10,364,348
Utilities	7,794,534	—	—	7,794,534
Total Common Stocks	397,885,775	—	—	397,885,775
Money Market Funds	3,302,909	—	—	3,302,909
Total Investments in Securities	401,188,684	—	—	401,188,684
Investments in Derivatives
Asset
Futures Contracts	416,099	—	—	416,099
Total	401,604,783	—	—	401,604,783
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
13

Statement of Assets and Liabilities
February 29, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $218,250,777)	$397,885,775
Affiliated issuers (cost $3,301,804)	3,302,909
Cash	715
Receivable for:
Capital shares sold	386,619
Dividends	540,005
Foreign tax reclaims	819
Variation margin for futures contracts	20,475
Expense reimbursement due from Investment Manager	4,382
Prepaid expenses	5,869
Total assets	402,147,568
Liabilities
Payable for:
Capital shares redeemed	38,080
Management services fees	8,180
Distribution and/or service fees	1,039
Transfer agent fees	39,785
Compensation of chief compliance officer	75
Accounting services fees	15,497
Compensation of board members	1,732
Other expenses	11,241
Deferred compensation of board members	118,088
Total liabilities	233,717
Net assets applicable to outstanding capital stock	$401,913,851
Represented by
Paid in capital	204,554,229
Total distributable earnings (loss)	197,359,622
Total - representing net assets applicable to outstanding capital stock	$401,913,851
Class A
Net assets	$62,678,577
Shares outstanding	2,330,099
Net asset value per share	$26.90
Advisor Class
Net assets	$11,303,950
Shares outstanding	428,500
Net asset value per share	$26.38
Institutional Class
Net assets	$76,789,934
Shares outstanding	2,861,597
Net asset value per share	$26.83
Institutional 2 Class
Net assets	$5,458,875
Shares outstanding	204,801
Net asset value per share	$26.65
Institutional 3 Class
Net assets	$200,487,897
Shares outstanding	7,465,108
Net asset value per share	$26.86
Class R
Net assets	$45,194,618
Shares outstanding	1,687,550
Net asset value per share	$26.78
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Statement of Operations
Year Ended February 29, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$6,580,008
Dividends — affiliated issuers	374,712
Total income	6,954,720
Expenses:
Management services fees	3,029,007
Distribution and/or service fees
Class A	140,140
Class R	211,873
Transfer agent fees
Class A	96,627
Advisor Class	15,722
Institutional Class	122,197
Institutional 2 Class	2,530
Institutional 3 Class	13,641
Class R	73,234
Custodian fees	16,643
Printing and postage fees	24,587
Registration fees	90,903
Accounting services fees	30,993
Legal fees	16,791
Interest on collateral	262
Compensation of chief compliance officer	75
Compensation of board members	15,804
Deferred compensation of board members	15,371
Other	17,050
Total expenses	3,933,450
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,647,653)
Fees waived by transfer agent
Institutional 2 Class	(136)
Institutional 3 Class	(4,580)
Expense reduction	(20)
Total net expenses	2,281,061
Net investment income	4,673,659
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	33,177,113
Investments — affiliated issuers	(2,626)
Futures contracts	1,109,502
Net realized gain	34,283,989
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	69,999,430
Investments — affiliated issuers	1,055
Futures contracts	239,362
Net change in unrealized appreciation (depreciation)	70,239,847
Net realized and unrealized gain	104,523,836
Net increase in net assets resulting from operations	$109,197,495
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
15

Statement of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
Operations
Net investment income	$4,673,659	$4,293,197
Net realized gain	34,283,989	8,701,573
Net change in unrealized appreciation (depreciation)	70,239,847	(39,485,271)
Net increase (decrease) in net assets resulting from operations	109,197,495	(26,490,501)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,709,243)	(4,229,487)
Advisor Class	(476,098)	(647,075)
Institutional Class	(3,584,712)	(5,964,414)
Institutional 2 Class	(215,593)	(416,835)
Institutional 3 Class	(11,405,282)	(17,296,813)
Class R	(1,880,839)	(3,420,756)
Total distributions to shareholders	(20,271,767)	(31,975,380)
Decrease in net assets from capital stock activity	(30,521,168)	(7,041,437)
Total increase (decrease) in net assets	58,404,560	(65,507,318)
Net assets at beginning of year	343,509,291	409,016,609
Net assets at end of year	$401,913,851	$343,509,291
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	342,451	8,196,955	300,972	6,767,130
Distributions reinvested	86,692	2,098,919	155,941	3,295,005
Shares redeemed	(423,525)	(10,230,544)	(505,548)	(11,325,632)
Net increase (decrease)	5,618	65,330	(48,635)	(1,263,497)
Advisor Class
Shares sold	104,565	2,452,295	60,011	1,330,184
Distributions reinvested	20,047	476,098	31,155	647,075
Shares redeemed	(55,101)	(1,278,117)	(66,806)	(1,432,980)
Net increase	69,511	1,650,276	24,360	544,279
Institutional Class
Shares sold	393,133	9,482,779	365,919	8,158,042
Distributions reinvested	125,693	3,035,419	241,927	5,102,985
Shares redeemed	(699,002)	(16,943,211)	(996,820)	(22,525,800)
Net decrease	(180,176)	(4,425,013)	(388,974)	(9,264,773)
Institutional 2 Class
Shares sold	59,402	1,482,750	42,108	973,584
Distributions reinvested	8,418	201,905	19,359	405,686
Shares redeemed	(56,328)	(1,323,415)	(127,983)	(2,881,060)
Net increase (decrease)	11,492	361,240	(66,516)	(1,501,790)
Institutional 3 Class
Shares sold	8,523,928	195,494,556	7,101,537	156,190,261
Distributions reinvested	322,818	7,793,354	507,875	10,705,331
Shares redeemed	(9,310,582)	(225,179,431)	(7,208,789)	(160,941,922)
Net increase (decrease)	(463,836)	(21,891,521)	400,623	5,953,670
Class R
Shares sold	293,738	7,012,289	423,831	9,636,288
Distributions reinvested	75,883	1,827,234	158,700	3,338,055
Shares redeemed	(636,807)	(15,121,003)	(640,258)	(14,483,669)
Net decrease	(267,186)	(6,281,480)	(57,727)	(1,509,326)
Total net decrease	(824,577)	(30,521,168)	(136,869)	(7,041,437)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/29/2024	$21.79	0.21	6.06	6.27	(0.23)	(0.93)	(1.16)
Year Ended 2/28/2023	$25.71	0.20	(2.31)	(2.11)	(0.18)	(1.63)	(1.81)
Year Ended 2/28/2022	$27.58	0.25	5.49	5.74	(0.26)	(7.35)	(7.61)
Year Ended 2/28/2021	$23.11	0.25	6.18	6.43	(0.26)	(1.70)	(1.96)
Year Ended 2/29/2020	$23.52	0.27	0.32	0.59	(0.24)	(0.76)	(1.00)
Advisor Class
Year Ended 2/29/2024	$21.38	0.27	5.95	6.22	(0.29)	(0.93)	(1.22)
Year Ended 2/28/2023	$25.28	0.25	(2.28)	(2.03)	(0.24)	(1.63)	(1.87)
Year Ended 2/28/2022	$27.21	0.31	5.44	5.75	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$22.83	0.31	6.09	6.40	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.23	0.33	0.32	0.65	(0.29)	(0.76)	(1.05)
Institutional Class
Year Ended 2/29/2024	$21.73	0.27	6.05	6.32	(0.29)	(0.93)	(1.22)
Year Ended 2/28/2023	$25.66	0.26	(2.32)	(2.06)	(0.24)	(1.63)	(1.87)
Year Ended 2/28/2022	$27.53	0.32	5.49	5.81	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$23.07	0.31	6.17	6.48	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.47	0.32	0.33	0.65	(0.29)	(0.76)	(1.05)
Institutional 2 Class
Year Ended 2/29/2024	$21.60	0.30	5.99	6.29	(0.31)	(0.93)	(1.24)
Year Ended 2/28/2023	$25.51	0.29	(2.30)	(2.01)	(0.27)	(1.63)	(1.90)
Year Ended 2/28/2022	$27.40	0.36	5.48	5.84	(0.38)	(7.35)	(7.73)
Year Ended 2/28/2021	$22.97	0.34	6.14	6.48	(0.35)	(1.70)	(2.05)
Year Ended 2/29/2020	$23.37	0.35	0.32	0.67	(0.31)	(0.76)	(1.07)
Institutional 3 Class
Year Ended 2/29/2024	$21.75	0.32	6.05	6.37	(0.33)	(0.93)	(1.26)
Year Ended 2/28/2023	$25.68	0.30	(2.31)	(2.01)	(0.29)	(1.63)	(1.92)
Year Ended 2/28/2022	$27.54	0.37	5.51	5.88	(0.39)	(7.35)	(7.74)
Year Ended 2/28/2021	$23.08	0.35	6.17	6.52	(0.36)	(1.70)	(2.06)
Year Ended 2/29/2020	$23.47	0.38	0.31	0.69	(0.32)	(0.76)	(1.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/29/2024	$26.90	29.42%	1.23% (c)	0.82% (c),(d)	0.89%	90%	$62,679
Year Ended 2/28/2023	$21.79	(7.84% )	1.24% (c)	0.83% (c),(d)	0.89%	92%	$50,648
Year Ended 2/28/2022	$25.71	20.15%	1.23% (c)	0.84% (c),(d)	0.83%	67%	$61,024
Year Ended 2/28/2021	$27.58	29.53%	1.25% (c)	0.85% (c),(d)	1.02%	81%	$59,015
Year Ended 2/29/2020	$23.11	2.33%	1.20%	0.88% (d)	1.11%	77%	$56,439
Advisor Class
Year Ended 2/29/2024	$26.38	29.78%	0.98% (c)	0.57% (c),(d)	1.14%	90%	$11,304
Year Ended 2/28/2023	$21.38	(7.65% )	0.99% (c)	0.58% (c),(d)	1.14%	92%	$7,677
Year Ended 2/28/2022	$25.28	20.50%	0.98% (c)	0.58% (c),(d)	1.08%	67%	$8,459
Year Ended 2/28/2021	$27.21	29.79%	1.00% (c)	0.61% (c),(d)	1.29%	81%	$8,052
Year Ended 2/29/2020	$22.83	2.60%	0.95%	0.63% (d)	1.38%	77%	$12,021
Institutional Class
Year Ended 2/29/2024	$26.83	29.76%	0.98% (c)	0.57% (c),(d)	1.14%	90%	$76,790
Year Ended 2/28/2023	$21.73	(7.66% )	0.99% (c)	0.58% (c),(d)	1.14%	92%	$66,112
Year Ended 2/28/2022	$25.66	20.49%	0.98% (c)	0.59% (c),(d)	1.08%	67%	$88,028
Year Ended 2/28/2021	$27.53	29.83%	1.00% (c)	0.60% (c),(d)	1.27%	81%	$86,219
Year Ended 2/29/2020	$23.07	2.58%	0.94%	0.63% (d)	1.34%	77%	$97,348
Institutional 2 Class
Year Ended 2/29/2024	$26.65	29.85%	0.87% (c)	0.46% (c)	1.26%	90%	$5,459
Year Ended 2/28/2023	$21.60	(7.49% )	0.86% (c)	0.45% (c)	1.26%	92%	$4,175
Year Ended 2/28/2022	$25.51	20.67%	0.85% (c)	0.45% (c)	1.21%	67%	$6,628
Year Ended 2/28/2021	$27.40	29.96%	0.86% (c)	0.48% (c)	1.40%	81%	$8,831
Year Ended 2/29/2020	$22.97	2.66%	0.85%	0.54%	1.46%	77%	$11,538
Institutional 3 Class
Year Ended 2/29/2024	$26.86	29.99%	0.81% (c)	0.40% (c)	1.33%	90%	$200,488
Year Ended 2/28/2023	$21.75	(7.47% )	0.81% (c)	0.40% (c)	1.32%	92%	$172,478
Year Ended 2/28/2022	$25.68	20.73%	0.80% (c)	0.40% (c)	1.25%	67%	$193,329
Year Ended 2/28/2021	$27.54	30.01%	0.81% (c)	0.43% (c)	1.44%	81%	$266,693
Year Ended 2/29/2020	$23.08	2.73%	0.81%	0.49%	1.59%	77%	$173,757
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
19

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/29/2024	$21.70	0.15	6.03	6.18	(0.17)	(0.93)	(1.10)
Year Ended 2/28/2023	$25.61	0.14	(2.29)	(2.15)	(0.13)	(1.63)	(1.76)
Year Ended 2/28/2022	$27.50	0.17	5.47	5.64	(0.18)	(7.35)	(7.53)
Year Ended 2/28/2021	$23.05	0.19	6.16	6.35	(0.20)	(1.70)	(1.90)
Year Ended 2/29/2020	$23.48	0.21	0.31	0.52	(0.19)	(0.76)	(0.95)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/29/2024	$26.78	29.10%	1.48% (c)	1.07% (c),(d)	0.64%	90%	$45,195
Year Ended 2/28/2023	$21.70	(8.08% )	1.49% (c)	1.08% (c),(d)	0.64%	92%	$42,420
Year Ended 2/28/2022	$25.61	19.85%	1.48% (c)	1.09% (c),(d)	0.57%	67%	$51,549
Year Ended 2/28/2021	$27.50	29.22%	1.50% (c)	1.10% (c),(d)	0.77%	81%	$58,775
Year Ended 2/29/2020	$23.05	2.04%	1.45%	1.13% (d)	0.86%	77%	$51,362
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
21

Notes to Financial Statements
February 29, 2024
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to liquidate Institutional 2 Class shares of the Fund. Effective on March 11, 2024, Institutional 2 Class shares of the Fund were closed to new and existing investors and effective on April 19, 2024, Institutional 2 Class shares of the Fund were liquidated. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
23

Notes to Financial Statements (continued)
February 29, 2024
counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
24
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2024:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	416,099 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,109,502

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	239,362
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended February 29, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	7,065,553
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
25

Notes to Financial Statements (continued)
February 29, 2024
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that
26
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2024 was 0.75% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to July 1, 2023, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
27

Notes to Financial Statements (continued)
February 29, 2024
For the year ended February 29, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Institutional Class	0.17
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.17
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2024, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2023 through June 30, 2024	Prior to July 1, 2023
Class A	0.83%	0.83%
Advisor Class	0.58	0.58
Institutional Class	0.58	0.58
Institutional 2 Class	0.46	0.45
Institutional 3 Class	0.41	0.40
Class R	1.08	1.08
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
28
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to July 1, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 29, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, trustees’ deferred compensation and earnings and profits distributed to shareholders on the redemption of shares.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
—	(2,805,000)	2,805,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 29, 2024			Year Ended February 28, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,746,813	14,524,954	20,271,767	8,122,502	23,852,878	31,975,380
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 29, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,655,173	16,827,250	—	175,995,287
At February 29, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
225,609,496	178,367,209	(2,371,922)	175,995,287
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
29

Notes to Financial Statements (continued)
February 29, 2024
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $353,368,551 and $396,624,199, respectively, for the year ended February 29, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 29, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended February 29, 2024.
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Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Notes to Financial Statements (continued)
February 29, 2024
Note 9. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 29, 2024, one unaffiliated shareholder of record owned 25.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
31

Notes to Financial Statements (continued)
February 29, 2024
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Enhanced Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Enhanced Core Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
68.67%	66.95%	2.11%	$30,278,732
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
34
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
36
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Columbia Large Cap Enhanced Core Fund  | Annual Report 2024
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

40
Columbia Large Cap Enhanced Core Fund  | Annual Report 2024

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[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Enhanced Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN173_02_P01_(04/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2024 and February 29, 2023 are approximately as follows:

2024	2023
$309,900	$300,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2024 and February 29, 2023 are approximately as follows:

2024	2023
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 29, 2024 and February 29, 2023, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2024 and February 29, 2023 are approximately as follows:

2024	2023
$128,500	$132,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 29, 2024 and February 29, 2023, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2024 and February 29, 2023 are approximately as follows:

2024	2023
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 29, 2024 and February 29, 2023 are approximately as follows:

2024	2023
$570,000	$557,000

In fiscal years 2024 and 2023, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2024 and February 29, 2023 are approximately as follows:

2024	2023
$698,500	$689,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Treasurer, Chief Accounting Officer, Principal Financial Officer and Senior Vice President

Date	April 22, 2024